SCHEDULE 14A
                                 (Rule 14a-101)

                     INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION

                Proxy Statement Pursuant to Section 14(a) of the
             Securities Exchange Act of 1934 (Amendment No.       )

Filed by the Registrant  [X]
Filed by a Party other than the Registrant  [ ]

Check the appropriate box:
[ ] Preliminary Proxy Statement      [ ] Confidential, For Use of the Commission
                                         Only (as permitted by Rule 14a-6(e)(2))
[X] Definitive Proxy Statement
[ ] Definitive Additional Materials
[ ] Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12
--------------------------------------------------------------------------------
                          Eaton Vance Investment Trust

                (Name of Registrant as Specified in Its Charter)
--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
[X] No fee required.
[ ] Fee computed on table below per Exchange Act Rules 14a-6(i) (1) and 0-11.

(1) Title of each class of securities to which transaction applies:
--------------------------------------------------------------------------------

(2) Aggregate number of securities to which transaction applies:
--------------------------------------------------------------------------------

(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
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(4) Proposed maximum aggregate value of transaction:
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(5) Total fee paid:
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[ ] Fee paid previously with preliminary materials.
--------------------------------------------------------------------------------

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule
    0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

(1) Amount Previously Paid:
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(2) Form, Schedule or Registration Statement no.:
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(4) Date Filed:
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
                           EATON VANCE GROUP OF FUNDS
                            The Eaton Vance Building
                                255 State Street
                           Boston, Massachusetts 02109

                                                                  March 21, 2005

Dear Shareholder:

We cordially invite you to attend a Special Meeting of Shareholders of the Eaton Vance Group of Funds on Friday, April 29, 2005. There is only one item on the agenda, but it is an important one - the election of Trustees. We ask you to read the enclosed information carefully and to submit your vote promptly.

In the proxy statement that follows this letter, the current Trustees are asking shareholders to elect a slate of Trustees that includes all of the existing Trustees and two new Trustees. The current Trustees serve on the Boards of multiple Eaton Vance funds. If the entire slate is elected, at least two-thirds of each Board will continue to be composed of Trustees who are independent of Fund management.

Since the Trustee proposal is common to the Funds, we have combined our discussion into a single proxy statement, which will reduce Fund expenses. Please note that we are required to provide you with one proxy card for each account that you own.

We realize that most of our shareholders will not be able to attend the meeting and vote their shares in person. However, your Fund does need your vote. You can vote by mail, telephone, or over the Internet, as explained in the enclosed material. If you later decide to attend the meeting, you may revoke your proxy and vote your shares in person. By voting promptly, you can help your Fund avoid the expense of additional mailings.

If you would like  additional  information  concerning the election of Trustees,
please  call  one  of  our  service  representatives  at  1-800-262-1122.   Your
participation in this vote is extremely important.

                                        Sincerely,

                                        /s/ James B. Hawkes

                                        James B. Hawkes
                                        President and Chief Executive Officer
                                        Eaton Vance Management


        YOUR VOTE IS IMPORTANT - PLEASE RETURN YOUR PROXY CARD PROMPTLY.

SHAREHOLDERS ARE URGED TO SIGN AND MAIL THE ENCLOSED PROXY IN THE ENCLOSED POSTAGE PREPAID ENVELOPE OR VOTE BY TELEPHONE OR OVER THE INTERNET BY FOLLOWING THE ENCLOSED INSTRUCTIONS. YOUR VOTE IS IMPORTANT WHETHER YOU OWN A FEW SHARES OR MANY SHARES.

                           EATON VANCE GROUP OF FUNDS
                            The Eaton Vance Building
                                255 State Street
                           Boston, Massachusetts 02109

                    Notice of Special Meeting of Shareholders
                            To Be Held April 29, 2005


A Special Meeting of Shareholders of each Eaton Vance Fund listed on the following pages will be held at the principal office of the Funds, The Eaton Vance Building, 255 State Street, Boston, Massachusetts 02109, on Friday, April 29, 2005 at 1:30 P.M. (Eastern Standard Time), for the following purposes:

      1.  To consider and act upon a proposal to elect a Board of Trustees.

      2. To consider and act upon any other matters which may properly come before the meeting and any adjourned session thereof.

The proposal to elect Trustees is discussed in greater detail in the following pages.

The meeting is called pursuant to the By-Laws of each Fund. The Boards of Trustees of the Funds have fixed the close of business on February 28, 2005 as the record date for the determination of the shareholders of each Fund entitled to notice of and to vote at the meeting and any adjournments thereof.


                                        By Order of the Board of Trustees

                                        /s/ Alan R. Dynner

                                        Alan R. Dynner
                                        Secretary

March 21, 2005
Boston, Massachusetts

                                    IMPORTANT

Shareholders can help the Board of Trustees avoid the necessity and additional expense to each Fund of further solicitations to obtain a quorum by promptly returning the enclosed proxy or voting by telephone or over the Internet. The enclosed addressed envelope requires no postage if mailed in the United States and is intended for your convenience.

                Special Meeting of Shareholders - April 29, 2005

                           EATON VANCE GROUP OF FUNDS

The Funds in the Eaton Vance Group of Funds are part of various trusts. Each Trust listed below is a "Trust" and collectively, the "Trusts". The Funds listed below are each a "Fund" and collectively, the "Funds". Many of the Eaton Vance Funds are in the master-feeder structure and invest their assets in a corresponding portfolio. Each portfolio listed below is a "Portfolio" and collectively, the "Portfolios". The list below contains all the Funds and their corresponding Portfolios.

Trust Names                           Fund Names                                                Corresponding Portfolio
-----------                           ----------                                                -----------------------
Eaton Vance Growth Trust              Eaton Vance-Atlanta Capital Intermediate Bond Fund        N/A
     (8 Funds)                        Eaton Vance-Atlanta Capital Large-Cap Growth Fund         Large-Cap Growth Portfolio
                                      Eaton Vance-Atlanta Capital Small-Cap Fund                Small-Cap Portfolio
                                      Eaton Vance Asian Small Companies Fund                    Asian Small Companies Portfolio
                                      Eaton Vance Greater China Growth Fund                     Greater China Growth Portfolio
                                      Eaton Vance Growth Fund                                   Growth Portfolio
                                      Eaton Vance Global Growth Fund                            Global Growth Portfolio
                                      Eaton Vance Worldwide Health Sciences Fund                Worldwide Health Sciences Portfolio

Eaton Vance Investment Trust          Eaton Vance California Limited Maturity Municipals Fund   N/A
     (8 Funds)                        Eaton Vance Florida Limited Maturity Municipals Fund      N/A
                                      Eaton Vance Massachusetts Limited Maturity Municipals
                                        Fund                                                    N/A
                                      Fund Eaton Vance National Limited Maturity Municipals
                                        Fund                                                    N/A
                                      Eaton Vance New Jersey Limited Maturity Municipals Fund   N/A
                                      Eaton Vance New York Limited Maturity Municipals Fund     N/A
                                      Eaton Vance Ohio Limited Maturity Municipals Fund         N/A
                                      Eaton Vance Pennsylvania Limited Maturity Municipals
                                        Fund                                                    N/A

Eaton Vance Municipals Trust          Eaton Vance Alabama Municipals Fund                       N/A
     (28 Funds)                       Eaton Vance Arizona Municipals Fund                       N/A
                                      Eaton Vance Arkansas Municipals Fund                      N/A
                                      Eaton Vance California Municipals Fund                    N/A
                                      Eaton Vance Colorado Municipals Fund                      N/A
                                      Eaton Vance Connecticut Municipals Fund                   N/A
                                      Eaton Vance Florida Municipals Fund                       N/A
                                      Eaton Vance Georgia Municipals Fund                       N/A
                                      Eaton Vance Kentucky Municipals Fund                      N/A
                                      Eaton Vance Louisiana Municipals Fund                     N/A
                                      Eaton Vance Maryland Municipals Fund                      N/A
                                      Eaton Vance Massachusetts Municipals Fund                 N/A
                                      Eaton Vance Michigan Municipals Fund                      N/A
                                      Eaton Vance Minnesota Municipals Fund                     N/A
                                      Eaton Vance Mississippi Municipals Fund                   N/A
                                      Eaton Vance Missouri Municipals Fund                      N/A
                                      Eaton Vance National Municipals Fund                      N/A
                                      Eaton Vance New Jersey Municipals Fund                    N/A
                                      Eaton Vance New York Municipals Fund                      N/A

Trust Names                           Fund Names                                                Corresponding Portfolio
-----------                           ----------                                                -----------------------
Eaton Vance Municipals Trust (cont.)  Eaton Vance North Carolina Municipals Fund                N/A
                                      Eaton Vance Ohio Municipals Fund                          N/A
                                      Eaton Vance Oregon Municipals Fund                        N/A
                                      Eaton Vance Pennsylvania Municipals Fund                  N/A
                                      Eaton Vance Rhode Island Municipals Fund                  N/A
                                      Eaton Vance South Carolina Municipals Fund                N/A
                                      Eaton Vance Tennessee Municipals Fund                     N/A
                                      Eaton Vance Virginia Municipals Fund                      N/A
                                      Eaton Vance West Virginia Municipals Fund                 N/A

Eaton Vance Municipals Trust II       Eaton Vance Florida Insured Municipals Fund               N/A
     (4 Funds)                        Eaton Vance Hawaii Municipals Fund                        N/A
                                      Eaton Vance High Yield Municipals Fund                    N/A
                                      Eaton Vance Kansas Municipals Fund                        N/A

Eaton Vance Mutual Funds Trust        Eaton Vance Cash Management Fund                          Cash Management Portfolio
     (23 Funds)                       Eaton Vance Diversified Income Fund                       Boston Income Portfolio/
                                                                                                Floating Rate Portfolio/
                                                                                                Government Obligations Portfolio
                                      Eaton Vance Equity Research Fund                          N/A
                                      Eaton Vance Floating-Rate Fund                            Floating Rate Portfolio
                                      Eaton Vance Floating-Rate & High Income Fund              Floating Rate Portfolio/
                                                                                                High Income Portfolio
                                      Eaton Vance Government Obligations Fund                   Government Obligations Portfolio
                                      Eaton Vance High Income Fund                              High Income Portfolio
                                      Eaton Vance Low Duration Fund                             Cash Management Portfolio/
                                                                                                Government Obligations Portfolio/
                                                                                                Investment Portfolio/
                                                                                                Investment Grade Income Portfolio
                                      Eaton Vance Money Market Fund                             Cash Management Portfolio
                                      Eaton Vance Municipal Bond Fund                           N/A
                                      Eaton Vance Strategic Income Fund                         Strategic Income Portfolio/
                                                                                                High Income Portfolio/
                                                                                                Boston Income Portfolio/
                                                                                                Floating Rate Portfolio/
                                                                                                Investment Grade Income Portfolio
                                      Eaton Vance Tax Free Reserves                             N/A
                                      Eaton Vance Tax-Managed Dividend Income Fund              N/A
                                      Eaton Vance Tax-Managed Equity Asset Allocation Fund      All Tax-Managed Portfolios
                                      Eaton Vance Tax-Managed Growth Fund 1.1                   Tax-Managed Growth Portfolio
                                      Eaton Vance Tax-Managed Growth Fund 1.2                   Tax-Managed Growth Portfolio
                                      Eaton Vance Tax-Managed International Equity Fund         Tax-Managed International Equity
                                                                                                  Portfolio
                                      Eaton Vance Tax-Managed Mid-Cap Core Fund                 Tax-Managed Mid-Cap Core Portfolio
                                      Eaton Vance Tax-Managed Multi-Cap Opportunity Fund        Tax-Managed Multi-Cap Opportunity
                                                                                                  Portfolio
                                      Eaton Vance Tax-Managed Small-Cap Growth Fund 1.1         Tax-Managed Small-Cap Growth
                                                                                                  Portfolio
                                      Eaton Vance Tax-Managed Small-Cap Growth Fund 1.2         Tax-Managed Small-Cap Growth
                                                                                                  Portfolio
                                      Eaton Vance Tax-Managed Small-Cap Value Fund              Tax-Managed Small-Cap Value
                                                                                                  Portfolio
                                      Eaton Vance Tax-Managed Value Fund                        Tax-Managed Value Portfolio

Eaton Vance Series Trust              Eaton Vance Tax-Managed Growth Fund 1.0                   Tax-Managed Growth Portfolio
     (1 Fund)

Trust Names                           Fund Names                                                Corresponding Portfolio
-----------                           ----------                                                -----------------------
Eaton Vance Series Trust II           Eaton Vance Income Fund of Boston                         Boston Income Portfolio
     (2 Funds)                        Eaton Vance Tax-Managed Emerging Markets Fund             N/A

Eaton Vance Special Investment Trust  Eaton Vance Balanced Fund                                 Capital Growth Portfolio/
     (9 Funds)                                                                                  Investment Grade Income Portfolio/
                                                                                                Large-Cap Value Portfolio
                                      Eaton Vance Emerging Markets Fund                         Emerging Markets Portfolio
                                      Eaton Vance Greater India Fund                            South Asia Portfolio
                                      Eaton Vance Large-Cap Core Fund                           Large-Cap Core Portfolio
                                      Eaton Vance Large-Cap Value Fund                          Large-Cap Value Portfolio
                                      Eaton Vance Small-Cap Growth Fund                         Small-Cap Growth Portfolio
                                      Eaton Vance Small-Cap Value Fund                          N/A
                                      Eaton Vance Special Equities Fund                         Special Equities Portfolio
                                      Eaton Vance Utilities Fund                                Utilities Portfolio

Eaton Vance Variable Trust            Eaton Vance VT Floating-Rate Income Fund                  N/A
     (2 Funds)                        Eaton Vance VT Worldwide Health Sciences Fund             N/A

                           Eaton Vance Group of Funds
                            The Eaton Vance Building
                                255 State Street
                           Boston, Massachusetts 02109

                                 PROXY STATEMENT

A proxy is enclosed with the foregoing Notice of a Special Meeting of the Funds to be held on April 29, 2005 at 1:30 P.M. (Eastern Standard Time) at the Eaton Vance Building, 255 State Street, Boston, MA 02109 for the benefit of shareholders who wish to vote, but do not expect to be present at the meeting. Shareholders may also vote by telephone or over the Internet. All proxies are solicited on behalf of the Board of Trustees. A written proxy is revocable by the person giving it prior to exercise by a signed writing filed with the Funds' proxy tabulator, Management Information Services, an ADP Company, P.O. Box 9123, Hingham, MA 02043-9123, or by executing and delivering a later dated proxy, or by attending the meeting and voting the shares in person. Proxies voted by telephone or over the Internet may be revoked at any time in the same manner that proxies voted by mail may be revoked. Each proxy will be voted in accordance with its instructions; if no instruction is given, an executed proxy will authorize the persons named as attorneys, or any of them, to vote in favor of each matter. This proxy material is initially being mailed to shareholders on or about March 21, 2005. Supplementary solicitations may be made by mail, telephone, telegraph, facsimile or electronic means.

The Trustees have fixed the close of business on February 28, 2005 as the record date for the determination of the shareholders entitled to notice of and to vote at the meeting and any adjournments thereof. Shareholders at the close of business on the record date will be entitled to one vote for each share held. The number of shares of beneficial interest (excluding fractions thereof) of each Fund outstanding as of February 1, 2005 is set forth in Exhibit A.

The persons who held of record more than 5% of the outstanding shares of any class of shares of a Fund as of February 1, 2005 are set forth in Exhibit B. To the knowledge of the Fund, no other person owns (of record or beneficially) 5% or more of the outstanding shares of any class of shares of a Fund. The Trustees, nominees for Trustee, and executive officers of each Fund individually and as a group own beneficially less than 1% of the outstanding shares of each Fund, except as disclosed on Exhibit B. Shareholders of all classes of shares of a Fund will vote jointly on all items. Each Trust's Board of Trustees shall be elected by a plurality of the shares of the entire Trust voted in person or by proxy. Election of Trustees is non-cumulative.

The Trustees know of no business other than the business mentioned in Proposal 1 of the Notice of Meeting that will be presented for consideration. If any other matters are properly presented, it is the intention of the persons named as attorneys in the enclosed proxy to vote the proxies in accordance with their judgment on such matters.

Each Fund will furnish without charge a copy of the Fund's most recent Annual Report and its Semi-Annual Report to any shareholder upon request. Shareholders desiring to obtain a copy of such reports should: (i) access them on Eaton Vance's website at www.eatonvance.com; (ii) write to the Fund c/o Eaton Vance Management, The Eaton Vance Building, 255 State Street, Boston, MA 02109, Attn:
Proxy Coordinator; or (iii) call 1-800-262-1122.

                        PROPOSAL 1. ELECTION OF TRUSTEES

The Boards of Trustees of the Trusts and Portfolios have proposed that the slate of persons listed in the table set forth below be elected as Trustees of each Trust and Portfolio, respectively (with the exceptions noted below). Each person currently serves as a Trustee for multiple funds in the Eaton Vance Group of Funds, except for Messrs. Esty and Verni who are nominees for election to each Board. Other than the nomination of Messrs. Esty and Verni, the slate of nominees for each Board consists of persons currently serving as a Trustee on that Board.

Trustee Nominations

Messrs. Hawkes, Hayes, Park, Pearlman, Reamer and Ms. Stout currently serve as Trustees of each Trust and Portfolio. Messrs. Hawkes, Hayes, Park, Pearlman, Reamer and Ms. Stout are nominated to serve on all Boards.

Messrs. Chen and Lloyd George serve as Trustees of Asian Small Companies Portfolio, Emerging Markets Portfolio, Global Growth Portfolio, Greater China Growth Portfolio and South Asia Portfolio. Messrs. Chen and Lloyd George are nominated to serve only on the Boards of the foregoing Portfolios and are not nominated to serve on any additional Boards. In addition, Mr. Lloyd George serves as President of each of the above-named Portfolios, except Global Growth Portfolio of which he is Vice President.

As indicated above, Messrs. Esty and Verni are nominated to serve on all Boards.

The nominees for Trustee and their principal occupations for at least the last five years are set forth in the table below. Unless otherwise indicated, the position listed under "Position(s) Held with the Fund and/or Portfolio" are held with all Funds and Portfolios. Each Trustee holds office until his or her successor is elected and qualified. Information about Trust and Portfolio officers appears in Exhibit E.

Interested Trustees

James B. Hawkes is an "interested person" as defined in the Investment Company Act of 1940 (the "1940 Act") by reason of his affiliations with certain of the Funds; Eaton Vance Management ("EVM" or "Eaton Vance"); Boston Management and Research ("BMR"), a subsidiary of EVM; and Eaton Vance Distributors, Inc. ("EVD"), a wholly-owned subsidiary of EVM. EVM, BMR and EVD are wholly-owned subsidiaries of Eaton Vance Corp. ("EVC"), a publicly traded holding company. EVC and Eaton Vance Inc. ("EV") are the corporate parent and trustee, respectively, of Eaton Vance and BMR. (EVM, EVD, EVC, BMR and their affiliates are sometimes referred to collectively as the "Eaton Vance Organization").

Robert Lloyd George is an "interested person" by reason of his affiliation with Lloyd George Investment Management (Bermuda) Limited, an investment adviser to certain of the Funds and Portfolios.

                                                                                                                        Number of
                                                                                                      Portfolios in       Other
                              Position(s)         Term of                                             Fund Complex     Directorships
                             Held with the     Office(2) and                                           by Trustee    Held by Trustee
Name, Address                 Fund and/or        Length of      Principal Occupation(s) During         or Nominee       or Nominee
and Age(1)                     Portfolio        Time Served     Past Five Years                      for Trustee(3)    for Trustee
------------------------------------------------------------------------------------------------------------------------------------
Interested Trustees

Hon. Robert Lloyd George(7)   Trustee and     See Exhibit F     Chief Executive Officer of Lloyd George      5       None
DOB: 8/13/52                  President or                      Management (B.V.I.) Limited ("LGM") and
                              Vice                              of Lloyd George Investment Management
                              President(4)                      (Bermuda) Limited.  Chairman of LGM.

James B. Hawkes(6)            Trustee and     See Exhibit F     Chairman, President and Chief Executive     195      Director of EVC
DOB: 11/9/41                  President or                      Officer of BMR, Eaton Vance, EVC and
                              Vice                              EV; Director of EV; Vice President and
                              President(5)                      Director of EVD.  Trustee and/or
                                                                officer of 195 registered investment
                                                                companies in the Eaton Vance Group of
                                                                Funds.

                                       2

                                                                                                                        Number of
                                                                                                      Portfolios in       Other
                              Position(s)         Term of                                             Fund Complex     Directorships
                             Held with the     Office(2) and                                           by Trustee    Held by Trustee
Name, Address                 Fund and/or        Length of      Principal Occupation(s) During         or Nominee       or Nominee
and Age(1)                     Portfolio        Time Served     Past Five Years                      for Trustee(3)    for Trustee
------------------------------------------------------------------------------------------------------------------------------------
Noninterested Trustees

Edward K.Y. Chen(7)            Trustee         See Exhibit F    President of Lingnan University in           5       Director of
DOB: 1/14/45                                                    Hong Kong.                                           First Pacific
                                                                                                                     Company.  Asia
                                                                                                                     Satellite
                                                                                                                     Telecommuni-
                                                                                                                     cations
                                                                                                                     Holdings Ltd.
                                                                                                                     and Wharf
                                                                                                                     Holdings
                                                                                                                     Limited
                                                                                                                     (property
                                                                                                                     management and
                                                                                                                     communications)

Benjamin C. Esty(6)            Current              ---         Professor, Harvard University Graduate      ---        None
DOB: 1/2/63                    Nominee for                      School of Business Administration
                               Trustee

Samuel L. Hayes, III(6)        Trustee         See Exhibit F    Jacob H. Schiff Professor of Investment     195      Director of
DOB: 2/23/35                                                    Banking Emeritus, Harvard University                 Tiffany & Co.
                                                                Graduate School of Business                          specialty
                                                                Administration.                                      retailer) and
                                                                                                                     Telect, Inc.
                                                                                                                     (telecommuni-
                                                                                                                     cation services
                                                                                                                     company)

William H. Park(6)             Trustee         See Exhibit F    President and Chief Executive Officer,      195      None
DOB: 9/19/47                                                    Prizm Capital Management, LLC
                                                                (investment management firm (since
                                                                2002).  Executive Vice President and
                                                                Chief Financial Officer, United Asset
                                                                Management Corporation (a holding
                                                                company owning institutional
                                                                investment management firms)
                                                                (1982-2001).

Ronald A. Pearlman(6)          Trustee         See Exhibit F    Professor of Law, Georgetown University     195      None
DOB:  7/10/40                                                   Law Center (since 1999).  Formerly, Tax
                                                                Partner, Covington & Burling,
                                                                Washington, DC (1991-2000).

Norton H. Reamer(6)            Trustee         See Exhibit F    President, Chief Executive Officer and      195      None
DOB: 9/21/35                                                    a Director of Asset Management Finance
                                                                Corp. (a specialty finance company
                                                                serving the investment management
                                                                industry) (since October 2003).
                                                                President, Unicorn Corporation (an
                                                                investment and financial advisory
                                                                services company) (since September
                                                                2000).  Formerly, Chairman and Chief
                                                                Operating Officer, Hellman, Jordan
                                                                Management Co., Inc. (an investment
                                                                management company) (2000-2003).
                                                                Formerly, Advisory Director of
                                                                Berkshire Capital Corporation
                                                                (investment banking firm) (2002-2003).
                                                                Formerly, Chairman of the Board, United
                                                                Asset Management Corporation (a holding
                                                                company owning institutional investment
                                                                management firms) and Chairman,
                                                                President and Director, UAM Funds
                                                                (mutual funds) (1980-2000).

                                       3

                                                                                                                        Number of
                                                                                                      Portfolios in       Other
                              Position(s)         Term of                                             Fund Complex     Directorships
                             Held with the     Office(2) and                                           by Trustee    Held by Trustee
Name, Address                 Fund and/or        Length of      Principal Occupation(s) During         or Nominee       or Nominee
and Age(1)                     Portfolio        Time Served     Past Five Years                      for Trustee(3)    for Trustee
------------------------------------------------------------------------------------------------------------------------------------

Lynn A. Stout(6)               Trustee         See Exhibit F    Professor of Law, University of             195      None
DOB: 9/14/57                                                    California at Los Angeles School of Law
                                                                (since July 2001).  Formerly, Professor
                                                                of Law, Georgetown University Law
                                                                Center.

Ralph F. Verni(6)              Current              ---         Consultant and private investor (since      ---      Director of
DOB: 1/26/43                   Nominee for                      2000).  Formerly, President and Chief                W.P. Carey &
                               Trustee                          Executive Officer, Redwood Investment                Company LLC
                                                                Systems, Inc. (software developer)                   (manager of
                                                                (2000).  Formerly, President and Chief               real estate
                                                                Executive Officer, State Street                      investment
                                                                Research & Management (investment                    trusts)
                                                                adviser), SSRM Holdings (parent of
                                                                State Street Research & Management),
                                                                and SSR Realty (institutional realty
                                                                manager) (1992-2000).

(1) The business address of each Trustee and nominee is The Eaton Vance Building, 255 State Street, Boston, MA 02109 with the exception of Mr. Lloyd George whose business address is 3808 One Exchange Square, Central, Hong Kong and Mr. Chen whose business address is Lingnan College, Tuen Mun, Hong Kong.
(2) As noted under "Trustee Nominations," each Trustee holds office until his or her successor is elected and qualified.
(3)  Includes both master and feeder funds in master-feeder structure.
(4) Mr. Lloyd George is President of the following Portfolios: Asian Small Companies Portfolio, Emerging Markets Portfolio, Greater China Growth Portfolio and South Asia Portfolio. Mr. Lloyd George is Vice President of Global Growth Portfolio.
(5) Mr. Hawkes is President of the following Portfolios: Large-Cap Growth Portfolio, Small-Cap Portfolio, Tax-Managed Mid-Cap Core Portfolio and Tax-Managed Small-Cap Value. Mr. Hawkes is Vice President of the following Trusts and Portfolios: Eaton Vance Investment Trust, Eaton Vance Municipals Trust, Eaton Vance Municipals Trust II, Asian Small Companies Portfolio, Emerging Markets Portfolio, and South Asia Portfolio.
(6)  Nominee for all Trusts and Portfolios.
(7) Nominee only for Asian Small Companies Portfolio, Emerging Markets Portfolio, Global Growth Portfolio, Greater China Growth Portfolio and South Asia Portfolio.

The following table shows the dollar range of equity securities beneficially owned by each Trustee and nominee for Trustee (other than Messrs. Chen and Lloyd George who own no shares) in each Fund and in all Eaton Vance Funds overseen by the Trustee as of December 31, 2004. Any Fund not listed on the following table has no shares owned by a Trustee or nominee for Trustee. Interests in a Portfolio are currently offered only to certain institutional investors and cannot be purchased by Trustees. The valuation date for the shares owned by Trustees is December 31, 2004.

                                                             Dollar Range of Equity Securities Owned by

                           Benjamin C.  James B.      Samuel L.       William H.   Ronald A.    Norton H.     Lynn A.      Ralph F.
Fund Name                    Esty(4)    Hawkes(1)   Hayes, III(2)(3)   Park(2)    Pearlman(2)   Reamer(2)   Stout(2)(3)    Verni(4)
---------                    -------    ---------   ---------------    -------    -----------   ---------   -----------    --------
Eaton Vance California                                   Over
Municipal Income Trust        None        None         $100,000         None         None         None         None          None
-----------------------------------------------------------------------------------------------------------------------------------
Eaton Vance Cash                          Over
Management Fund               None      $100,000         None           None         None      $1-$10,000      None          None
-----------------------------------------------------------------------------------------------------------------------------------
Eaton Vance Emerging                      Over
Markets Fund                  None      $100,000         None           None         None         None         None          None
-----------------------------------------------------------------------------------------------------------------------------------
Eaton Vance Floating-Rate                 Over                        $10,001-
& High Income Fund            None      $100,000         None         $50,000        None         None         None          None
-----------------------------------------------------------------------------------------------------------------------------------
Eaton Vance Greater                                    $10,001-
India Fund                    None        None         $50,000          None         None         None         None          None
-----------------------------------------------------------------------------------------------------------------------------------
Eaton Vance Global                      $50,001-                                                             $10,001-
Growth Fund                   None      $100,000         None           None         None         None       $50,000         None
-----------------------------------------------------------------------------------------------------------------------------------
Eaton Vance Government                                                $50,001-
Obligations Fund              None        None           None         $100,000       None         None         None          None
-----------------------------------------------------------------------------------------------------------------------------------
Eaton Vance Income                        Over                        $50,001-                    Over
Fund of Boston                None      $100,000      $1-$10,000      $100,000       None       $100,000       None          None
-----------------------------------------------------------------------------------------------------------------------------------
Eaton Vance Insured                                                                               Over
Municipal Bond Fund           None        None           None           None         None       $100,000       None          None
-----------------------------------------------------------------------------------------------------------------------------------
Eaton Vance Massachusetts                              $50,001-
Municipals Fund               None        None         $100,000         None         None         None         None          None
-----------------------------------------------------------------------------------------------------------------------------------
Eaton Vance Massachusetts                                Over
Income Trust                  None        None         $100,000         None         None         None         None          None
-----------------------------------------------------------------------------------------------------------------------------------
Eaton Vance Municipals                  $50,001-                      $10,001-
Bond Fund                     None      $100,000      $1-$10,000      $50,000        None         None         None          None
-----------------------------------------------------------------------------------------------------------------------------------

                                       4

                           Benjamin C.  James B.      Samuel L.       William H.   Ronald A.    Norton H.     Lynn A.      Ralph F.
Fund Name                    Esty(4)    Hawkes(1)   Hayes, III(2)(3)   Park(2)    Pearlman(2)   Reamer(2)   Stout(2)(3)    Verni(4)
---------                    -------    ---------   ---------------    -------    -----------   ---------   -----------    --------
Eaton Vance National                                                                $10,001-
Municipals Fund               None        None           None           None        $50,000        None        None          None
------------------------------------------------------------------------------------------------------------------------------------
Eaton Vance National                                     Over
Municipals Income Trust       None        None         $100,000         None         None          None        None          None
------------------------------------------------------------------------------------------------------------------------------------
Eaton Vance New York                                     Over
Municipals Fund               None        None         $100,000         None         None          None        None          None
------------------------------------------------------------------------------------------------------------------------------------
Eaton Vance Senior                                       Over
Income Trust                  None        None         $100,000         None         None          None        None          None
------------------------------------------------------------------------------------------------------------------------------------
Eaton Vance Small-Cap                                  $10,001-
Growth FUnd                   None        None         $50,000          None         None          None        None          None
------------------------------------------------------------------------------------------------------------------------------------
Eaton Vance Tax Free
Reserves                      None        None           None           None         None       $1-$10,001     None          None
------------------------------------------------------------------------------------------------------------------------------------
Eaton Vance
Tax-Advantaged Global                                                                            $50,001-
Dividend Income Fund          None        None           None           None         None        $100,000      None          None
------------------------------------------------------------------------------------------------------------------------------------
Eaton Vance Tax-Managed                                               $10,001-
Dividend Income Fund          None        None           None         $50,000        None          None        None          None
------------------------------------------------------------------------------------------------------------------------------------
Eaton Vance Tax-Managed
Equity Asset Allocation                   Over
Fund                          None      $100,000         None           None         None          None        None          None
-----------------------------------------------------------------------------------------------------------------------------------
Eaton Vance Tax-Managed                                                                                      $10,001-
Growth Fund 1.1               None        None           None           None         None          None      $50,000         None
------------------------------------------------------------------------------------------------------------------------------------
Eaton Vance Tax-Managed                                               $10,001-     $50,001-
Growth Fund 1.2               None        None           None         $50,000      $100,000        None        None          None
------------------------------------------------------------------------------------------------------------------------------------
Eaton Vance Tax-Managed                   Over                                     $10,001-
Value Fund                    None      $100,000         None           None       $50,000         None        None          None
------------------------------------------------------------------------------------------------------------------------------------
Eaton Vance Worldwide                     Over           Over         $10,001-     $10,001-                   $10,001-
Health Sciences Fund          None      $100,000       $100,000       $50,000      $50,000         None       $50,000        None
-----------------------------------------------------------------------------------------------------------------------------------

Aggregate Dollar Range of     None        Over           Over           Over         Over          Over        Over          None
Equity Securities Owned in              $100,000       $100,000       $100,000     $100,000      $100,000    $100,000
all Registered Funds
Overseen by Trustee in the
Eaton Vance Group of Funds

(1)  Interested Trustee
(2)  Noninterested Trustee
(3) For some Funds, figures include shares which may be deemed to be beneficially owned through a Trustee Deferred Compensation Plan.
(4)  Nominee for Noninterested Trustee.

Unless authority to vote for election of one or more of the nominees is specifically withheld by executing the proxy in the manner stated thereon, it is the present intention that the enclosed proxy will be used for the purpose of voting in favor of the election of all nominees as Trustees as described above to hold office in accordance with the By-Laws. Each Trustee nominee has consented to stand for election and to serve as a Trustee if elected. If any nominee should be unable to serve, an event not now anticipated, the discretionary power given in the proxy may be used to vote for a substitute nominee as designated by the Board of Trustees to replace such person (unless authority to vote for election of all nominees is specifically withheld by executing the proxy in the manner stated thereon).

Board Meetings and Committees

During the calendar year ended December 31, 2004, the Trustees met nine times (the Board of Trustees of Each Vance Municipals Trust II met ten times). Each Board has three formal standing committees, an Audit Committee, a Special Committee and a Governance Committee. During the calendar year ended December 31, 2004, the Audit Committee met five times, the Special Committee met five times and the Governance Committee met six times. With the exception of Messrs. Chen and Lloyd George, each Trustee currently serving on the Boards listed above attended at least 75% of such Board and committee meetings on which he or she serves. The Portfolios have the same Trustee committee and compensation structure and committee composition as the Funds.

The Audit, Special and Governance Committees of each Board are comprised of Trustees who are not "interested persons" as that term is defined under the 1940 Act ("Independent Trustees"). The respective duties and responsibilities of these Committees remain under the continuing review of the Governance Committee and the Boards.

Messrs. Reamer (Chair), Hayes, Park and Ms. Stout serve on the Audit Committee of the Board of Trustees of each Fund and Portfolio, such Audit Committee being established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934. The purposes of the Audit Committee are to (i) oversee each Fund's accounting and financial reporting processes, its internal control over financial reporting, and, as appropriate, the internal control over financial reporting of certain service providers; (ii) oversee or, as appropriate, assist Board oversight of the quality and integrity of each Fund's financial statements and the independent audit thereof; (iii) oversee, or, as appropriate, assist Board oversight of, each Fund's compliance with legal and regulatory requirements that relate to the Fund's accounting and financial reporting, internal control over financial reporting and independent audits; (iv) approve, prior to appointment, the engagement and, when appropriate, replacement of the independent auditors, and, if applicable, nominate independent auditors to be proposed for shareholder ratification in any proxy statement of each Fund; and
(v) evaluate the qualifications, independence and performance of the independent auditors and the audit partner in charge of leading the audit. Each Board designated Messrs. Park, Hayes and Reamer as Audit Committee financial experts.

Messrs. Hayes (Chair), Park, Pearlman, Reamer and Ms. Stout serve on the Special Committee of the Board of Trustees of each Fund and Portfolio. The purposes of the Special Committee are to consider, evaluate and make recommendations to the Boards of Trustees concerning the following matters: (i) contractual arrangements with each service provider to a Fund, including advisory, sub-advisory, transfer agency, custodial and fund accounting, distribution services and administrative services; (ii) any and all other matters in which any of a Fund's service providers (including Eaton Vance or any affiliated entity thereof) has any actual or potential conflict of interest with the interests of a Fund or its shareholders; and (iii) any other matter appropriate for review by the Independent Trustees, unless the matter is within the responsibilities of the Audit Committee or the Governance Committee of the Fund.

In  February  2004,  the  Special   Committee   established  a  Contract  Review
Subcommittee to act on matters delegated to it by the Special Committee, including matters relating to a Fund's investment advisory agreement and other service contracts, expense allocation, a Fund's directors' and officers' errors and omissions insurance coverage, and actual or potential conflicts of interest between Eaton Vance and its affiliated companies, on the one hand, and a Fund on the other hand. On August 16, 2004, the Special Committee approved a revised Special Committee Charter which eliminated the Contract Review Subcommittee, because it was determined that its function could be carried out by the full Special Committee. The Contract Review Subcommittee was comprised of Messrs. Hayes (Chair), Park, Pearlman and Reamer and met six times during the calendar year ended December 31, 2004.

Ms. Stout (Chair) and Messrs. Hayes, Park, Pearlman and Reamer serve on the Governance Committee of the Board of Trustees of each Fund and Portfolio. The purpose of the Governance Committee is to consider, evaluate and make recommendations to the Boards of Trustees with respect to the structure, membership and operation of the Boards of Trustees and the Committees thereof, including the nomination and selection of Independent Trustees and a Chairperson of the Boards and the compensation of Independent Trustees.

Each Fund's and Portfolio's Board of Trustees has adopted a written charter for its Governance Committee, not available on the Funds' website, a copy of which is attached as Exhibit 1. The Governance Committee identifies candidates by obtaining referrals from such sources as it deems appropriate, which may include current Trustees, management of the Funds, counsel and other advisors to the Trustees, and shareholders of a Fund who submit recommendations in accordance with the procedures described in the Committee's charter. In no event shall the Governance Committee consider as a candidate to fill any vacancy an individual recommended by management of the Funds, unless the Governance Committee has invited management to make such a recommendation. The Governance Committee will, when a vacancy exists or is anticipated, consider any nominee for Independent Trustee recommended by a shareholder if such recommendation is submitted in writing to the Governance Committee, contains sufficient background information concerning the candidate, including evidence the candidate is willing to serve as an Independent Trustee if selected for the position, and is received in a sufficiently timely manner. The Governance Committee's procedures for identifying and evaluating candidates for the position of Independent Trustee, including the procedures to be followed by shareholders of a Fund wishing to recommend such candidates for consideration by the Governance Committee and the qualifications the Governance Committee will consider, are set forth in Appendix A to the Committee's charter. Messrs. Esty and Verni were recommended to the Governance Committee by one of the Independent Trustees.

COMMUNICATION WITH THE BOARD
Shareholders wishing to communicate with the Board may do so by sending a written communication to the Chairperson of the Boards of Trustees, any Chairperson of the Audit Committee, Special Committee or Governance Committee or to the Independent Trustees as a group, at the following address: The Eaton Vance Building, 255 State Street, Boston, MA 02109, c/o the Secretary of the applicable Fund.

REMUNERATION OF TRUSTEES
Trustees of each Portfolio who are not affiliated with EVM or BMR may elect to defer receipt of all or a percentage of their annual fees in accordance with the terms of a Trustees Deferred Compensation Plan (a "Trustees' Plan"). Under each Trustees' Plan, an eligible Trustee may elect to have his deferred fees invested by a Portfolio or Fund in the shares of one or more funds in the Eaton Vance Group of Funds, and the amount paid to the Trustees under each Trustees' Plan will be determined based upon the performance of such investments. Deferral of Trustees' fees in accordance with each Trustees' Plan will have a negligible effect on the Portfolio's or Fund's assets, liabilities, and net income per share, and will not obligate a Portfolio to retain the services of any Trustee or obligate a Portfolio to pay any particular level of compensation to the Trustee. None of the Funds or the Portfolios has a retirement plan for Trustees. The fees and expenses of those Trustees who are not members of the Eaton Vance Organization are paid by the Funds. Exhibit C sets forth (i) the compensation earned by the Trustees who are not members of the Eaton Vance Organization in their capacities as Trustees of each Fund as of the Fund's most recent fiscal year end, and (ii) the compensation earned in their capacities as Trustees of the registered investment companies in the Eaton Vance Group of Funds for the year ended December 31, 2004.

ELECTION OF PORTFOLIO TRUSTEES
As described above, each nominee for Trustee of a Fund is also nominated to serve as Trustee of the Fund's corresponding Portfolio or Portfolios. For those Funds in a "master-feeder structure" that invest in a single Portfolio, each such Fund will vote its interest in its corresponding Portfolio for or against a Portfolio Trustee nominee in the same proportion as the instructions received from the Fund's shareholders. For those Funds that invest in multiple Portfolios, each such Fund will vote its respective interests in its Portfolios for or against a Portfolio Trustee nominee in accordance with applicable law.

VOTING AT THE MEETING
Unless authority to vote for election of one or more nominees is specifically withheld by executing the proxy in the manner stated thereon, it is the present intention that the enclosed proxy will be used for the purpose of authorizing each Fund to vote in favor of the election of the nominees set forth in Proposal 1 to be Trustees of the respective Trusts and Portfolios, to hold office until their successors are elected and qualified.

VOTE REQUIRED TO APPROVE PROPOSAL 1
Each Trust's Board of Trustees shall be elected by a plurality of the shares of the entire Trust voted in person or by proxy.

The Board of Trustees recommends that the shareholders of each Fund vote to elect each nominee of its respective Trust as a Trustee of the Trust.

                       NOTICE TO BANKS AND BROKER/DEALERS
The Funds have previously solicited all Nominee and Broker/Dealer accounts as to the number of additional proxy statements required to supply owners of shares. Should additional proxy material be required for beneficial owners, please forward such requests to Eaton Vance Management, The Eaton Vance Building, 255 State Street, Boston, MA 02109, Attn: Proxy Coordinator.

                             ADDITIONAL INFORMATION

AUDITORS, AUDIT FEES AND ALL OTHER FEES
Deloitte & Touche LLP ("Deloitte"), 200 Berkeley Street, Boston, MA 02116, or PricewaterhouseCoopers, LLP ("PWC"), 125 High Street, Boston, MA 02110, serve as the independent registered public accounting firms of the Funds and Portfolios. Deloitte and PWC are expected to be represented at the Special Meeting, but if not, a representative will be available by telephone should the need for consultation arise. Representatives of Deloitte and PWC will have the opportunity to make a statement if they desire to do so and will be available to respond to appropriate questions. A list of the Funds, their independent registered public accounting firms and the aggregate audit, audit-related, tax, and other fees billed for services rendered to each Fund by the Fund's principal accountant for the relevant periods are set forth on Exhibit D hereto. Aggregate non-audit fees (i.e., fees for audit-related, tax, and other services) billed for services rendered for the relevant periods to (i) each Fund by the Fund's principal accountant; and (ii) the Eaton Vance Organization by each Fund's principal accountant are also set forth on Exhibit D hereto.

Each Fund's Audit Committee has adopted policies and procedures relating to the pre-approval of services provided by the Fund's principal accountant (the "Pre-Approval Policies"). The Pre-Approval Policies establish a framework intended to assist the Audit Committee in the proper discharge of its pre-approval responsibilities. As a general matter, the Pre-Approval Policies
(i) specify certain types of audit, audit-related, tax, and other services determined to be pre-approved by the Audit Committee; and (ii) delineate specific procedures governing the mechanics of the pre-approval process, including the approval and monitoring of audit and non-audit service fees. Unless a service is specifically pre-approved under the Pre-Approval Policies, it must be separately pre-approved by the Audit Committee. The Pre-Approval Policies and the types of audit and non-audit services pre-approved therein must be reviewed and ratified by each Fund's Audit Committee at least annually. The Fund's Audit Committee maintains full responsibility for the appointment, compensation, and oversight of the work of each Fund's principal accountant.

Each Fund's Audit Committee has considered whether the provision by the Fund's principal accountant of non-audit services to the Fund's investment adviser, as well as any of its affiliates that provide ongoing services to the Fund, that were not pre-approved pursuant to Rule 2-01(c)(7)(ii) of Regulation S-X is compatible with maintaining the principal accountant's independence.

OFFICERS OF THE FUNDS AND PORTFOLIOS
The officers of the Funds, their corresponding Portfolios and length of service are set forth in Exhibits E and F. Because of their positions with Eaton Vance and their ownership of EVC stock, the officers of each Fund and each Portfolio will benefit from the advisory fees and/or administration fees paid by a Fund or Portfolio to Eaton Vance or BMR. Because of their positions with Lloyd George Investment Management (Bermuda) Limited or OrbiMed Advisors, LLC and their ownership interests therein, certain Portfolio officers benefit from the advisory fees paid by certain Portfolios to Lloyd George Investment Management (Bermuda) Limited or OrbiMed Advisors, LLC.

INVESTMENT ADVISER, ADMINISTRATOR AND UNDERWRITER
Eaton Vance and BMR serve as investment adviser to many of the Funds and Portfolios in the Eaton Vance Group of Funds. In addition, Eaton Vance serves as administrator and sub-transfer agent to each Fund. Lloyd George Investment Management (Bermuda) Limited, 3808 One Exchange Square, Central, Hong Kong serves as the investment adviser to certain Funds and Portfolios. OrbiMed Advisors, LLC, 767 3rd Avenue, New York, NY 10017, is the investment adviser to Worldwide Health Sciences Portfolio and VT Worldwide Health Sciences Fund. Atlanta Capital Management, LLC, Fox Asset Management LLC and Parametric Portfolio Associates, each an indirect majority owned subsidiary of Eaton Vance, act as sub-advisers to certain Funds and Portfolios. Eagle Global Advisors acts as the sub-adviser to Eaton Vance Tax-Managed International Equity Fund. EVD acts as the principal underwriter for all Funds and as placement agent for all the Portfolios. The business address of Eaton Vance, BMR, EVD, Atlanta Capital Management, LLC, Fox Asset Management LLC and Parametric Portfolio Associates is The Eaton Vance Building, 255 State Street, Boston, MA 02109. The business address of Eagle Global Advisors is 5847 San Felipe, Suite 930, Houston, Texas 77057.

PROXY SOLICITATION AND TABULATION

The expense of preparing, printing and mailing this Proxy Statement and enclosures and the costs of soliciting proxies on behalf of each Trust's Board of Trustees will be borne ratably by its Funds. Proxies will be solicited by mail and may be solicited in person or by telephone, telegraph, facsimile or other electronic means by officers of the Trust, by personnel of Eaton Vance, by the Funds' transfer agent, PFPC Inc. (or Investors Bank & Trust Company in the case of Eaton Vance Variable Trust), or by broker-dealer firms or by a professional solicitation organization. The expenses connected with the solicitation of these proxies and with any further proxies which may be solicited by a Fund's officers, by Eaton Vance personnel, by the transfer agent, PFPC Inc. (or Investors Bank & Trust Company in the case of Eaton Vance Variable Trust), by broker-dealer firms, in person, or by telephone, by telegraph, by facsimile or other electronic means will be borne pro rata by each Fund based on the number of that Fund's shareholder accounts. A written proxy may be delivered to a Fund or its transfer agent prior to the meeting by facsimile machine, graphic communication equipment or other electronic transmission. A Fund will reimburse banks, broker-dealer firms, and other persons holding shares registered in their names or in the names of their nominees, for their expenses incurred in sending proxy material to and obtaining proxies from the beneficial owners of such shares. Total aggregate proxy solicitation costs for all the Trusts are estimated to be $250,000. As mentioned, such costs will be borne ratably by all of the Funds.

Shareholders may also choose to give their proxy votes by telephone using an automated telephonic voting system or through the Internet rather than return their proxy cards. Please see the proxy card for details. A Fund may arrange for Eaton Vance, its affiliates or agents to contact shareholders who have not returned their proxy cards and offer to have votes recorded by telephone. If a Fund records votes by telephone or over the Internet, it will use procedures designed to authenticate shareholders' identities, to allow shareholders to authorize the voting of their shares in accordance with their instructions, and to confirm that their instructions have been properly recorded. If the enclosed proxy card is executed and returned, or an Internet or telephonic vote is delivered, that vote may nevertheless be revoked at any time prior to its use by written notification received by the Fund, by the execution of a later-dated proxy card, by the Fund's receipt of a subsequent valid Internet or telephonic vote, or by attending the meeting and voting in person.

All proxy cards solicited by the Boards of Trustees that are properly executed and telephone and Internet votes that are properly delivered and received by the Secretary prior to the meeting, and which are not revoked, will be voted at the meeting. Shares represented by such proxies will be voted in accordance with the instructions thereon. If no specification is made on the proxy card with respect to Proposal 1, it will be voted FOR the matters specified on the proxy card. For purposes of determining the presence or absence of a quorum and for determining whether sufficient votes have been received for approval of any matter to be acted upon at the meeting, abstentions and broker non-votes (i.e., proxies from brokers or nominees indicating that such persons have not received instructions from the beneficial owner or other person entitled to vote shares on a particular matter with respect to which the brokers or nominees do not have discretionary power) will be treated as shares that are present at the meeting, but which have not been voted. Accordingly, abstentions and broker non-votes will assist a Fund in obtaining a quorum, but will have no effect on the outcome of the Proposal.

If a quorum is not present at the meeting or if a quorum is present at the meeting, but sufficient votes by the shareholders of the Trusts in favor of Proposal 1 set forth in the Notice of this meeting are not received by the meeting date, the persons named as attorneys in the enclosed proxy may propose one or more adjournments of the meeting to permit further solicitation of proxies. Any such adjournment will require the affirmative vote of the holders of a majority of the shares of that Trust present in person or by proxy at the session of the meeting to be adjourned. The persons named as attorneys in the enclosed proxy will vote in favor of such adjournment those proxies that they are entitled to vote in favor of the Proposal for which further solicitation of proxies is to be made. They will vote against any such adjournment those proxies required to be voted against such Proposal. The costs of any such additional solicitation and of any adjourned session will be borne by the Funds as described above.

SHAREHOLDER PROPOSALS
Shareholders wishing to submit proposals for consideration at a subsequent shareholders' meeting should send their written proposals to: Secretary, Eaton Vance Group of Funds, The Eaton Vance Building, 255 State Street, Boston, MA 02109. Proposals must be received in advance of a proxy solicitation to be considered and the mere submission of a proposal does not guarantee inclusion in the proxy statement or consideration at the meeting. The Funds do not conduct annual meetings.

March 21, 2005

                                                                       Exhibit A

The outstanding shares of beneficial interest of each Fund may consist of Class A, Advisers Class, Class B, Class C, Class I, Class R or Class S shares as indicated below.

                                                                                           No. of Shares Outstanding on
Fund Name and Class                                                                              February 1, 2005
-------------------                                                                              ----------------
Eaton Vance Growth Trust
   Eaton Vance-Atlanta Capital Intermediate Bond Fund  (Class I)                                      1,121,838
--------------------------------------------------------------------------------------------------------------------------
   Eaton Vance-Atlanta Capital Large-Cap Growth Fund  (Class A and I)                                 3,375,763
--------------------------------------------------------------------------------------------------------------------------
   Eaton Vance-Atlanta Capital Small-Cap Fund  (Class A and I)                                        1,591,648
--------------------------------------------------------------------------------------------------------------------------
   Eaton Vance Asian Small Companies Fund  (Class A and B)                                            1,353,951
--------------------------------------------------------------------------------------------------------------------------
   Eaton Vance Global Growth Fund  (Class A, B and C)                                                 6,134,531
--------------------------------------------------------------------------------------------------------------------------
   Eaton Vance Greater China Growth Fund  (Class A, B and C)                                          8,863,763
--------------------------------------------------------------------------------------------------------------------------
   Eaton Vance Growth Fund  (Class A, B and C)                                                       16,790,401
--------------------------------------------------------------------------------------------------------------------------
   Eaton Vance Worldwide Health Sciences Fund  (Class A, B, C and R)                                245,754,592
--------------------------------------------------------------------------------------------------------------------------

Eaton Vance Investment Trust
   Eaton Vance California Limited Maturity Municipals Fund  (Class A, B and C)                        3,311,311
--------------------------------------------------------------------------------------------------------------------------
   Eaton Vance Florida Limited Maturity Municipals Fund  (Class A, B and C)                           7,065,931
--------------------------------------------------------------------------------------------------------------------------
   Eaton Vance Massachusetts Limited Maturity Municipals Fund  (Class A, B and C)                     8,688,927
--------------------------------------------------------------------------------------------------------------------------
   Eaton Vance National Limited Maturity Municipals Fund  (Class A, B and C)                         24,538,902
--------------------------------------------------------------------------------------------------------------------------
   Eaton Vance New Jersey Limited Maturity Municipals Fund  (Class A and B)                           5,186,063
--------------------------------------------------------------------------------------------------------------------------
   Eaton Vance New York Limited Maturity Municipals Fund  (Class A, B and C)                         11,014,532
--------------------------------------------------------------------------------------------------------------------------
   Eaton Vance Ohio Limited Maturity Municipals Fund  (Class A and B)                                 1,946,197
--------------------------------------------------------------------------------------------------------------------------
   Eaton Vance Pennsylvania Limited Maturity Municipals Fund  (Class A, B and C)                      5,905,703
--------------------------------------------------------------------------------------------------------------------------

Eaton Vance Municipals Trust
   Eaton Vance Alabama Municipals Fund  (Class A and B)                                               5,857,125
------------------------------------------------------------------------------------------------------------------------
   Eaton Vance Arizona Municipals Fund  (Class A and B)                                               6,518,053
------------------------------------------------------------------------------------------------------------------------
   Eaton Vance Arkansas Municipals Fund  (Class A and B)                                              4,103,124
------------------------------------------------------------------------------------------------------------------------
   Eaton Vance California Municipals Fund  (Class A and B)                                           21,028,164
------------------------------------------------------------------------------------------------------------------------
   Eaton Vance Colorado Municipals Fund  (Class A and B)                                              3,047,046
------------------------------------------------------------------------------------------------------------------------
   Eaton Vance Connecticut Municipals Fund  (Class A and B)                                          12,690,432
------------------------------------------------------------------------------------------------------------------------
   Eaton Vance Florida Municipals Fund  (Class A and B)                                              22,564,650
------------------------------------------------------------------------------------------------------------------------
   Eaton Vance Georgia Municipals Fund  (Class A and B)                                               5,696,463
------------------------------------------------------------------------------------------------------------------------
   Eaton Vance Kentucky Municipals Fund  (Class A and B)                                              6,682,465
------------------------------------------------------------------------------------------------------------------------
   Eaton Vance Louisiana Municipals Fund  (Class A and B)                                             2,849,663
------------------------------------------------------------------------------------------------------------------------
   Eaton Vance Maryland Municipals Fund  (Class A and B)                                              7,074,622
------------------------------------------------------------------------------------------------------------------------
   Eaton Vance Massachusetts Municipals Fund  (Class A, B and I)                                     21,851,543
------------------------------------------------------------------------------------------------------------------------
   Eaton Vance Michigan Municipals Fund  (Class A and B)                                              6,585,811
------------------------------------------------------------------------------------------------------------------------
   Eaton Vance Minnesota Municipals Fund  (Class A and B)                                             4,623,012
------------------------------------------------------------------------------------------------------------------------
   Eaton Vance Mississippi Municipals Fund  (Class A and B)                                           1,805,892
------------------------------------------------------------------------------------------------------------------------
   Eaton Vance Missouri Municipals Fund  (Class A and B)                                              6,067,461
------------------------------------------------------------------------------------------------------------------------
   Eaton Vance National Municipals Fund  (Class A, B, C and I)                                      198,413,487
------------------------------------------------------------------------------------------------------------------------
   Eaton Vance New Jersey Municipals Fund  (Class A and B)                                           23,408,829
------------------------------------------------------------------------------------------------------------------------
   Eaton Vance New York Municipals Fund  (Class A, B and C)                                          32,923,943
------------------------------------------------------------------------------------------------------------------------
   Eaton Vance North Carolina Municipals Fund  (Class A and B)                                        8,021,955
------------------------------------------------------------------------------------------------------------------------

                                      A-1

                                                                                           No. of Shares Outstanding on
Fund Name and Class                                                                              February 1, 2005
-------------------                                                                              ----------------

Eaton Vance Municipals Trust (cont.)
   Eaton Vance Ohio Municipals Fund  (Class A and B)                                                 17,459,617
------------------------------------------------------------------------------------------------------------------------
   Eaton Vance Oregon Municipals Fund  (Class A and B)                                                8,390,279
------------------------------------------------------------------------------------------------------------------------
   Eaton Vance Pennsylvania Municipals Fund  (Class A and B)                                         21,524,266
------------------------------------------------------------------------------------------------------------------------
   Eaton Vance Rhode Island Municipals Fund  (Class A and B)                                          5,242,617
------------------------------------------------------------------------------------------------------------------------
   Eaton Vance South Carolina Municipals Fund  (Class A and B)                                        5,737,467
------------------------------------------------------------------------------------------------------------------------
   Eaton Vance Tennessee Municipals Fund  (Class A and B)                                             5,122,973
------------------------------------------------------------------------------------------------------------------------
   Eaton Vance Virginia Municipals Fund  (Class A and B)                                             10,745,752
------------------------------------------------------------------------------------------------------------------------
   Eaton Vance West Virginia Municipals Fund  (Class A and B)                                         2,804,498
------------------------------------------------------------------------------------------------------------------------

Eaton Vance Municipals Trust II
   Eaton Vance Florida Insured Municipals Fund  (Class A and B)                                       3,880,135
------------------------------------------------------------------------------------------------------------------------
   Eaton Vance Hawaii Municipals Fund  (Class A and B)                                                1,862,447
------------------------------------------------------------------------------------------------------------------------
   Eaton Vance High Yield Municipals Fund  (Class A, B and C)                                        62,732,511
------------------------------------------------------------------------------------------------------------------------
   Eaton Vance Kansas Municipals Fund  (Class A and B)                                                2,096,639
------------------------------------------------------------------------------------------------------------------------

Eaton Vance Mutual Funds Trust
   Eaton Vance Cash Management Fund                                                                  97,038,622
------------------------------------------------------------------------------------------------------------------------
   Eaton Vance Diversified Income Fund  (Class A, B and C)                                            1,173,986
------------------------------------------------------------------------------------------------------------------------
   Eaton Vance Equity Research Fund                                                                     132,275
------------------------------------------------------------------------------------------------------------------------
   Eaton Vance Floating-Rate Fund  (Advisers Class, Class A, B, C and I)                            390,289,635
------------------------------------------------------------------------------------------------------------------------
   Eaton Vance Floating-Rate & High Income Fund (Advisers Class, Class A, B, C and I)               180,563,862
------------------------------------------------------------------------------------------------------------------------
   Eaton Vance Government Obligations Fund  (Class A, B, C and R)                                   115,592,249
------------------------------------------------------------------------------------------------------------------------
   Eaton Vance High Income Fund  (Class A, B and C)                                                 151,136,897
------------------------------------------------------------------------------------------------------------------------
   Eaton Vance Low Duration Fund (Class A, B and C)                                                   7,485,306
------------------------------------------------------------------------------------------------------------------------
   Eaton Vance Money Market Fund                                                                     62,305,644
------------------------------------------------------------------------------------------------------------------------
   Eaton Vance Municipal Bond Fund  (Class A, B and I)                                               24,452,949
------------------------------------------------------------------------------------------------------------------------
   Eaton Vance Strategic Income Fund  (Class A, B and C)                                             62,069,713
------------------------------------------------------------------------------------------------------------------------
   Eaton Vance Tax Free Reserves                                                                     29,170,028
------------------------------------------------------------------------------------------------------------------------
   Eaton Vance Tax-Managed Dividend Income Fund  (Class A, B and C)                                  34,773,866
------------------------------------------------------------------------------------------------------------------------
   Eaton Vance Tax-Managed Equity Asset Allocation Fund  (Class A, B and C)                          36,096,360
------------------------------------------------------------------------------------------------------------------------
   Eaton Vance Tax-Managed Growth Fund 1.1  (Class A, B, C, I and S)                                129,264,410
------------------------------------------------------------------------------------------------------------------------
   Eaton Vance Tax-Managed Growth Fund 1.2  (Class A, B, C and I)                                   143,022,897
------------------------------------------------------------------------------------------------------------------------
   Eaton Vance Tax-Managed International Equity Fund  (Class A, B and  C)                             9,859,273
------------------------------------------------------------------------------------------------------------------------
   Eaton Vance Tax-Managed Mid-Cap Core Fund  (Class A, B and C)                                      2,088,245
------------------------------------------------------------------------------------------------------------------------
   Eaton Vance Tax-Managed Multi-Cap Opportunity Fund  (Class A, B, and C)                            6,227,950
------------------------------------------------------------------------------------------------------------------------
   Eaton Vance Tax-Managed Small-Cap Growth Fund 1.1  (Class A, B and C)                              9,655,270
------------------------------------------------------------------------------------------------------------------------
   Eaton Vance Tax-Managed Small-Cap Growth Fund 1.2  (Class A, B and  C)                             4,376,332
------------------------------------------------------------------------------------------------------------------------
   Eaton Vance Tax-Managed Small-Cap Value Fund  (Class A, B and C)                                   1,954,385
------------------------------------------------------------------------------------------------------------------------
   Eaton Vance Tax-Managed Value Fund  (Class A, B and  C)                                           53,085,406
------------------------------------------------------------------------------------------------------------------------

Eaton Vance Series Trust
   Eaton Vance Tax-Managed Growth Fund 1.0                                                            1,880,904
------------------------------------------------------------------------------------------------------------------------

Eaton Vance Series Trust II
   Eaton Vance Income Fund of Boston  (Class A, B, C, I and R)                                      244,694,871
------------------------------------------------------------------------------------------------------------------------
   Eaton Vance Tax-Managed Emerging Markets Fund  (Class I)                                          10,071,575
------------------------------------------------------------------------------------------------------------------------

                                      A-2

                                                                                           No. of Shares Outstanding on
Fund Name and Class                                                                              February 1, 2005
-------------------                                                                              ----------------

Eaton Vance Special Investment Trust
   Eaton Vance Balanced Fund  (Class A, B and C)                                                     27,404,706
------------------------------------------------------------------------------------------------------------------------
   Eaton Vance Emerging Markets Fund  (Class A and B)                                                 3,099,830
------------------------------------------------------------------------------------------------------------------------
   Eaton Vance Greater India Fund  (Class A and B)                                                    7,037,849
------------------------------------------------------------------------------------------------------------------------
   Eaton Vance Large-Cap Core Fund (Class A, B and C)                                                 2,435,534
------------------------------------------------------------------------------------------------------------------------
   Eaton Vance Large-Cap Value Fund  (Class A, B, C, I and R)                                        59,322,031
------------------------------------------------------------------------------------------------------------------------
   Eaton Vance Small-Cap Growth Fund  (Class A, B and C)                                              1,206,523
------------------------------------------------------------------------------------------------------------------------
   Eaton Vance Small-Cap Value Fund  (Class A, B and C)                                                 942,750
------------------------------------------------------------------------------------------------------------------------
   Eaton Vance Special Equities Fund  (Class A, B and C)                                              9,609,612
------------------------------------------------------------------------------------------------------------------------
   Eaton Vance Utilities Fund  (Class A, B, C and I)                                                 61,703,657
------------------------------------------------------------------------------------------------------------------------

Eaton Vance Variable Trust
   Eaton Vance VT Floating-Rate Income Fund                                                           7,895,536
------------------------------------------------------------------------------------------------------------------------
   Eaton Vance VT Worldwide Health Sciences                                                           2,498,457
------------------------------------------------------------------------------------------------------------------------

                                                                       Exhibit B

As of February 1, 2005, the following record owner(s) of the specified Fund and class held the share percentages indicated below, which was owned either (i) beneficially by such person(s) or (ii) of record by such person(s) on behalf of customers who are the beneficial owners of such shares and as to which such record owner(s) may exercise voting rights under certain limited circumstances. Beneficial owners of 25% or more of a class of a Fund are presumed to be in control of the class for purposes of voting on certain matters submitted to shareholders. Class I shares are also known as "Institutional Shares". Beneficial share ownership by a Fund Trustee or officer, as the case may be, is noted.

                                                                                                     Amount of
                                                                                                  Securities and
                                                                           Address                   % Owned
                                                                           -------                ---------------
EATON VANCE GROWTH TRUST
   Eaton Vance-Atlanta Capital Intermediate Bond Fund
   Class I Shares
       Reliance Trust Company FBO Georgia Bankers Association              Atlanta, GA             289,634  (25.8%)
       NFSC FEBO GBA Retirement Services Inc.(1)                           Atlanta, GA             251,865  (22.5%)
            GBA Retirement Services Inc. TTEE
       NFSC FEBO GBA Farmers & Merchants Bank PE                           Atlanta, GA             169,217  (15.1%)
            GBA Retirement Services Inc. TTEE
       NFSC FEBO GBA Capital Plans GBA Retirement Services I TTEE          Atlanta, GA             164,881  (14.7%)
       Laurel Bone & Joint Clinic 401K Profit Sharing Plan                 Laurel, MS              106,267   (9.5%)
       PFPC Trust Co. Custodian for Charles A. Knowles                     Griffin, GA              63,192   (5.6%)

   Eaton Vance-Atlanta Capital Large-Cap Growth Fund
   Class A Shares
       Laurel Bone & Joint Clinic 401K Profit Sharing Plan                 Laurel, MS              226,789  (56.6%)
   Class I Shares
       NFSC FEBO GBA Retirement Services Inc.(1)                           Atlanta, GA             913,013  (30.6%)
            GBA Retirement Services Inc. TTEE
       Eaton Vance Master Trust for Retirement Plans                       Charlotte, NC           484,979  (16.3%)
       Reliance Trust Company FBO Georgia Bankers Association              Atlanta, GA             418,324  (14.0%)
       NFSC FEBO GBA Capital Plans GBA Retirement Services I TTEE          Atlanta, GA             397,773  (13.3%)
       SEI Private Trust Company                                           Oaks, PA                224,933   (7.5%)
       NFSC FEBO GBA Farmers  Merchants Bank PE                            Atlanta, GA             189,497   (6.8%)
            GBA Retirement Services Inc. TTEE

   Eaton Vance-Atlanta Capital Small-Cap Fund
   Class A Shares
       Laurel Bone & Joint Clinic 401K Profit Sharing Plan                 Laurel, MS               45,445  (37.7%)
       Smith Barney Corporate Trust Co., Copeland Retirement Trust Acct.   East Brunswick, NJ        6,658   (5.5%)
   Class I Shares
       Eaton Vance Master Trust for Retirement Plans                       Charlotte, NC           372,808  (25.3%)
       NFSC FEBO GBA Retirement Services Inc. (1)                          Atlanta, GA             331,913  (22.6%)
            GBA Retirement Services Inc. TTEE
       NFSC FEBO GBA Capital Plans GBA Retirement Services I TTEE          Atlanta, GA             211,725  (14.4%)
       Fabco & Co. FBO Washington Hebrew Congr Mtl Fd                      Atlanta, GA             126,847   (8.6%)
       HIBFUND FBO c/o Marshall & Ilsley Trust Co.                         Milwaukee, WI           109,587   (7.5%)
       Reliance Trust Company FBO Georgia Bankers Association              Atlanta, GA              77,115   (5.2%)

   Eaton Vance Asian Small Companies Fund
   Class A Shares
       Merrill Lynch, Pierce, Fenner & Smith, Inc.                         Jacksonville, FL        134,645  (15.9%)
   Class B Shares

   Eaton Vance Global Growth Fund
   Class A Shares
       Patterson & Co. FBO Eaton Vance Master Trust for Retirement Plans -
            Eaton Vance Management Profit Sharing Plan**                   Charlotte, NC           301,944  (10.4%)
       Merrill Lynch, Pierce, Fenner & Smith, Inc.                         Jacksonville, FL        205,013   (7.4%)
       Charles Schwab & Co., Inc.                                          San Francisco, CA       198,804   (7.2%)
       Patterson & Co. FBO Eaton Vance Master Trust for Retirement Plans -
            Eaton Vance Management Savings Plan**                          Charlotte, NC           156,428   (5.4%)
   Class B Shares
       Merrill Lynch, Pierce, Fenner & Smith, Inc.                         Jacksonville, FL        281,512  (11.9%)
   Class C Shares
       Merrill Lynch, Pierce, Fenner & Smith, Inc.                         Jacksonville, FL        164,764  (18.5%)
       Merrill Lynch, Pierce, Fenner & Smith, Inc.                         Jacksonville, FL        108,416  (21.1%)

                                      B-1

   Eaton Vance Greater China Growth Fund
   Class A Shares
       Citigroup Global Markets, Inc.                                      New York, NY            876,294  (14.9%)
       Merrill Lynch, Pierce, Fenner & Smith, Inc.                         Jacksonville, FL        829,899  (14.1%)
   Class B Shares
       Citigroup Global Markets, Inc.                                      New York, NY            382,862  (29.4%)
       Merrill Lynch, Pierce, Fenner & Smith, Inc.                         Jacksonville, FL        121,366   (9.3%)
       Morgan Stanley                                                      Jersey City, NJ         114,404   (8.7%)
   Class C Shares
       Citigroup Global Markets, Inc.                                      New York, NY            469,018  (27.4%)
       Merrill Lynch, Pierce, Fenner & Smith, Inc.                         Jacksonville, FL        356,674  (20.8%)

   Eaton Vance Growth Fund
   Class A Shares
       None
   Class B Shares
       Merrill Lynch, Pierce, Fenner & Smith, Inc.                         Jacksonville, FL         77,141   (8.4%)
       Citigroup Global Markets, Inc.                                      New York, NY             53,788   (5.9%)
   Class C Shares
       Merrill Lynch, Pierce, Fenner & Smith, Inc.                         Jacksonville, FL         56,806   (9.5%)

   Eaton Vance Worldwide Health Sciences Fund
   Class A Shares
       Charles Schwab & Co., Inc.                                          San Francisco, CA    15,120,883  (12.5%)
       Merrill Lynch, Pierce, Fenner & Smith, Inc.                         Jacksonville, FL     10,434,710   (8.6%)
   Class B Shares
       Merrill Lynch, Pierce, Fenner & Smith, Inc.                         Jacksonville, FL      8,788,441  (12.7%)
       Morgan Stanley                                                      Jersey City, NJ       4,058,924   (5.9%)
   Class C Shares
       Merrill Lynch, Pierce, Fenner & Smith, Inc.                         Jacksonville, FL     13,738,054  (24.7%)
       Citigroup Global Markets, Inc.                                      New York, NY          3,591,846   (6.5%)
   Class R Shares
       Merrill Lynch, Pierce, Fenner & Smith, Inc.                         Jacksonville, FL         45,622  (28.7%)
       Circle Trust Company, Custodian FBO Danbury Eye Physician &
         Surgeons, P.C. 401K PSP                                           Stamford, CT             20,836  (13.1%)
       MCB Trust Services, Custodian FBO Oncology Associates PC PSP        Denver, CO                9,922   (6.2%)
       MCB Trust Services, Custodian FBO T&J Enterprises, LLC BBA:  MO     Denver, CO                9,643   (6.1%)
       Union Bank of CA NA, Trust Nominee FBO Parkway Bancorp 401K Plan    San Diego, CA             8,105   (5.1%)

EATON VANCE INVESTMENT TRUST
   Eaton Vance California Limited Maturity Municipals Fund
   Class A Shares
       Merrill Lynch, Pierce, Fenner & Smith, Inc.                         Jacksonville, FL        743,056  (25.7%)
       Citigroup Global Markets, Inc.                                      New York, NY            215,314   (7.4%)
       Wells Fargo Investments LLC                                         Minneapolis, MN         189,890   (6.6%)
   Class B Shares
       Merrill Lynch, Pierce, Fenner & Smith, Inc.                         Jacksonville, FL        187,175  (45.0%)
       Morgan Stanley                                                      Jersey City, NJ          30,917   (7.4%)
   Class C Shares
       None

   Eaton Vance Florida Limited Maturity Municipals Fund
   Class A Shares
       Merrill Lynch, Pierce, Fenner & Smith, Inc.                         Jacksonville, FL        660,238  (15.2%)
       Citigroup Global Markets, Inc.                                      New York, NY            392,540   (9.0%)
       LPL Financial Services                                              San Diego, CA           314,824   (7.3%)
   Class B Shares
       Merrill Lynch, Pierce, Fenner & Smith, Inc.                         Jacksonville, FL        259,553  (29.6%)
       Morgan Stanley                                                      Jersey City, NJ          99,693  (11.4%)
       Citigroup Global Markets, Inc.                                      New York, NY             58,846   (6.7%)
   Class C Shares
       Merrill Lynch, Pierce, Fenner & Smith, Inc.                         Jacksonville, FL      1,039,321  (56.2%)

   Eaton Vance Massachusetts Limited Maturity Municipals Fund
   Class A Shares
       Merrill Lynch, Pierce, Fenner & Smith, Inc.                         Jacksonville, FL        819,027  (17.4%)
       ADP Clearing & Outsourcing                                          New York, NY            327,077   (6.9%)
       Citigroup Global Markets, Inc.                                      New York, NY            321,420   (6.8%)
   Class B Shares
       Merrill Lynch, Pierce, Fenner & Smith, Inc.                         Jacksonville, FL        142,441  (13.7%)
       Morgan Stanley                                                      Jersey City, NJ         111,333  (10.7%)
       Citigroup Global Markets, Inc.                                      New York, NY             87,998   (8.5%)

                                      B-2

   Class C Shares
       Merrill Lynch, Pierce, Fenner & Smith, Inc.                         Jacksonville, FL        417,077  (14.2%)
       Morgan Stanley                                                      Jersey City, NJ         285,385   (9.7%)
       ADP Clearing & Outsourcing                                          New York, NY            178,652   (6.1%)

   Eaton Vance National Limited Maturity Municipals Fund
   Class A Shares
       Merrill Lynch, Pierce, Fenner & Smith, Inc.                         Jacksonville, FL      1,539,186  (11.3%)
       Pershing LLC                                                        Jersey City, NJ       1,169,928   (8.6%)
       Citigroup Global Markets, Inc.                                      New York, NY            821,470   (6.0%)
   Class B Shares
       Merrill Lynch, Pierce, Fenner & Smith, Inc.                         Jacksonville, FL        656,764  (22.3%)
       Morgan Stanley                                                      Jersey City, NJ         200,234   (6.8%)
       Citigroup Global Markets, Inc.                                      New York, NY            186,539   (6.3%)
   Class C Shares
       Merrill Lynch, Pierce, Fenner & Smith, Inc.                         Jacksonville, FL      3,105,765  (39.0%)

   Eaton Vance New Jersey Limited Maturity Municipals Fund
   Class A Shares
       Merrill Lynch, Pierce, Fenner & Smith, Inc.                         Jacksonville, FL        531,035 (12.44%)
       Citigroup Global Markets, Inc.                                      New York, NY            473,918  (11.1%)
       First Clearing LLC - Harvey B. Fine                                 Short Hills, NJ         237,464   (5.5%)
   Class B Shares
       Merrill Lynch, Pierce, Fenner & Smith, Inc.                         Jacksonville, FL        253,717  (28.2%)

   Eaton Vance New York Limited Maturity Municipals Fund
   Class A Shares
       Citigroup Global Markets, Inc.                                      New York, NY          1,152,290  (19.3%)
       Merrill Lynch, Pierce, Fenner & Smith, Inc.                         Jacksonville, FL        622,317  (10.4%)
       Morgan Stanley                                                      Jersey City, NJ         437,219   (7.3%)
   Class B Shares
       Merrill Lynch, Pierce, Fenner & Smith, Inc.                         Jacksonville, FL        335,196  (27.5%)
       Morgan Stanley                                                      Jersey City, NJ         106,054   (8.7%)
       Citigroup Global Markets, Inc.                                      New York, NY            102,976   (8.4%)
   Class C Shares
       Merrill Lynch, Pierce, Fenner & Smith, Inc.                         Jacksonville, FL      1,093,862  (28.6%)
       Citigroup Global Markets, Inc.                                      New York, NY            241,975   (6.3%)

   Eaton Vance Ohio Limited Maturity Municipals Fund
   Class A Shares
       McDonald Investments Inc.                                           Cleveland, OH           233,914  (13.6%)
       Merrill Lynch, Pierce, Fenner & Smith, Inc.                         Jacksonville, FL        222,737  (12.9%)
       Citigroup Global Markets, Inc.                                      New York, NY            119,928   (5.4%)
       McDonald Investments Inc.                                           Cleveland, OH            93,150   (5.1%)
   Class B Shares
       Merrill Lynch, Pierce, Fenner & Smith, Inc.                         Jacksonville, FL         56,010  (25.1%)
       Pershing LLC                                                        Jersey City, NJ          52,081  (23.4%)
       UBS Financial Services Inc. FBO James D. Krammes and Ellen L.       North Canton, OH         32,079  (14.4%)
       Krammes TTEES

   Eaton Vance Pennsylvania Limited Maturity Municipals Fund
   Class A Shares
       Merrill Lynch, Pierce, Fenner & Smith, Inc.                         Jacksonville, FL        553,300  (17.1%)
       Citigroup Global Markets, Inc.                                      New York, NY            386,885  (11.9%)
       Pershing LLC                                                        Jersey City, NJ         214,561   (6.6%)
   Class B Shares
       Merrill Lynch, Pierce, Fenner & Smith, Inc.                         Jacksonville, FL        175,136  (19.6%)
       Morgan Stanley                                                      Jersey City, NJ          61,383   (6.9%)
   Class C Shares
       Merrill Lynch, Pierce, Fenner & Smith, Inc.                         Jacksonville, FL        748,269  (42.3%)
       Morgan Stanley                                                      Jersey City, NJ          91,802   (5.2%)

EATON VANCE MUNICIPALS TRUST
   Eaton Vance Alabama Municipals Fund
   Class A Shares
       Merrill Lynch, Pierce, Fenner & Smith, Inc.                         Jacksonville, FL      1,060,584  (25.8%)
       Morgan Stanley                                                      Jersey City, NJ         387,330   (9.4%)
       Citigroup Global Markets, Inc.                                      New York, NY            379,325   (9.2%)
   Class B Shares
       Merrill Lynch, Pierce, Fenner & Smith, Inc.                         Jacksonville, FL      1,286,056  (24.8%)
       Morgan Stanley                                                      Jersey City, NJ         152,778   (8.8%)

                                      B-3

   Eaton Vance Arizona Municipals Fund
   Class A Shares
       Citigroup Global Markets, Inc.                                      New York, NY            799,750  (16.4%)
       Morgan Stanley                                                      Jersey City, NJ         466,884   (9.6%)
       Merrill Lynch, Pierce, Fenner & Smith, Inc.                         Jacksonville, FL        397,555   (8.2%)
   Class B Shares
       Citigroup Global Markets, Inc.                                      New York, NY            241,103  (14.6%)
       Morgan Stanley                                                      Jersey City, NJ         152,821   (9.2%)
       Merrill Lynch, Pierce, Fenner & Smith, Inc.                         Jacksonville, FL        151,157   (9.1%)

   Eaton Vance Arkansas Municipals Fund
   Class A Shares
       Morgan Stanley                                                      Jersey City, NJ         180,043   (5.7%)
   Class B Shares
       Morgan Stanley                                                      Jersey City, NJ         107,384  (11.4%)
       Merrill Lynch, Pierce, Fenner & Smith, Inc.                         Jacksonville, FL         54,210   (5.8%)
       Pershing LLC                                                        Jersey City, NJ          48.159   (5.1%)

   Eaton Vance California Municipals Fund
   Class A Shares
       Morgan Stanley                                                      Jersey City, NJ       3,348,295  (16.1%)
       Merrill Lynch, Pierce, Fenner & Smith, Inc.                         Jacksonville, FL      2,129,273  (10.2%)
       Citigroup Global Markets, Inc.                                      New York, NY          1,815,312   (8.7%)
   Class B Shares
       First Clearing, LLC FBO A/C 8422-0272                               Franklin Lakes, NJ       43,762  (15.8%)
       First Clearing, LLC FBO A/C 8422-0575                               Franklin Lakes, NJ       39,057  (14.1%)
       NFSC FBO Henry S. Teng & Joan C. Teng Revocable Trust               Foster City, CA          28,004  (10.1%)
       Morgan Stanley                                                      Jersey City, NJ          27,932  (10.0%)
   Class C Shares
       A.G. Edwards & Sons Inc. FBO C. Gordon Wright Trust                 St. Louis, MO            10,858  (37.3%)
       Legg Mason Wood Walker Inc.                                         Baltimore, MD             6,025  (20.7%)
       Terri A. Haynes & Douglas R. Haynes, JTWROS                         Tujunga, CA               3,662  (12.5%)
       Wells Fargo Investments LLC                                         Minneapolis, MN           3,285  (11.3%)
       A.G. Edwards & Sons, Inc. FBO Shirley N. Grosch & Wallace           St. Louis, MO             3,259  (11.2%)
         Grosche Trust
       LPL Financial Services                                              San Diego, CA             1,975   (6.7%)

   Eaton Vance Colorado Municipals Fund
   Class A Shares
       Morgan Stanley                                                      Jersey City, NJ         233,194  (11.2%)
       Citigroup Global Markets, Inc.                                      New York, NY            193,074   (9.2%)
       Philip J. Sevier and Kathleen A. Reilly JTWROS                      Denver, CO              168,909   (8.1%)
   Class B Shares
       Morgan Stanley                                                      Jersey City, NJ         173,124  (18.1%)
       Merrill Lynch, Pierce, Fenner & Smith, Inc.                         Jacksonville, FL         86,742   (9.1%)

   Eaton Vance Connecticut Municipals Fund
   Class A Shares
       Merrill Lynch, Pierce, Fenner & Smith, Inc.                         Jacksonville, FL        815,471   (8.6%)
       Citigroup Global Markets, Inc.                                      New York, NY            626,508   (6.6%)
   Class B Shares
       Merrill Lynch, Pierce, Fenner & Smith, Inc.                         Jacksonville, FL        599,306  (18.7%)
       Citigroup Global Markets, Inc.                                      New York, NY            195,408   (6.1%)

   Eaton Vance Florida Municipals Fund
   Class A Shares
       Citigroup Global Markets, Inc.                                      New York, NY          2,498,089  (13.6%)
       Merrill Lynch, Pierce, Fenner & Smith, Inc.                         Jacksonville, FL      1,867,458  (10.2%)
       Morgan Stanley                                                      Jersey City, NJ       1,467,251   (8.0%)
   Class B Shares
       Merrill Lynch, Pierce, Fenner & Smith, Inc.                         Jacksonville, FL        788,119  (18.2%)
       Citigroup Global Markets, Inc.                                      New York, NY            564,041  (13.0%)
       Morgan Stanley                                                      Jersey City, NJ         393,228   (9.1%)

   Eaton Vance Georgia Municipals Fund
   Class A Shares
       Merrill Lynch, Pierce, Fenner & Smith, Inc.                         Jacksonville, FL        582,616  (14.1%)
       Citigroup Global Markets, Inc.                                      New York, NY            579,456  (14.0%)
       Morgan Stanley                                                      Jersey City, NJ         321,751   (7.8%)
   Class B Shares
       Morgan Stanley                                                      Jersey City, NJ         301,167  (19.2%)
       Merrill Lynch, Pierce, Fenner & Smith, Inc.                         Jacksonville, FL        247,492  (15.8%)
       Citigroup Global Markets, Inc.                                      New York, NY            115,473   (7.4%)

                                      B-4

   Eaton Vance Kentucky Municipals Fund
   Class A Shares
       Merrill Lynch, Pierce, Fenner & Smith, Inc.                         Jacksonville, FL        495,954   (9.6%)
       Morgan Stanley                                                      Jersey City, NJ         308,284   (5.9%)
   Class B Shares
       Merrill Lynch, Pierce, Fenner & Smith, Inc.                         Jacksonville, FL        265,858  (17.7%)
       Morgan Stanley                                                      Jersey City, NJ         106,128   (7.1%)

   Eaton Vance Louisiana Municipals Fund
   Class A Shares
       Merrill Lynch, Pierce, Fenner & Smith, Inc.                         Jacksonville, FL        458,399  (23.4%)
       Pershing LLC                                                        Jersey City, NJ         117,096   (6.0%)
   Class B Shares
       Merrill Lynch, Pierce, Fenner & Smith, Inc.                         Jacksonville, FL        467,023  (52.2%)

   Eaton Vance Maryland Municipals Fund
   Class A Shares
       Morgan Stanley                                                      Jersey City, NJ         669,630  (13.9%)
       Citigroup Global Markets, Inc.                                      New York, NY            511,747  (10.6%)
       Merrill Lynch, Pierce, Fenner & Smith, Inc.                         Jacksonville, FL        417,107   (8.6%)
   Class B Shares
       Merrill Lynch, Pierce, Fenner & Smith, Inc.                         Jacksonville, FL        326,161  (14.5%)
       Morgan Stanley                                                      Jersey City, NJ         404,024  (18.0%)
       Citigroup Global Markets, Inc.                                      New York, NY            182,427   (8.1%)

   Eaton Vance Massachusetts Municipals Fund
   Class A Shares
       Morgan Stanley                                                      Jersey City, NJ       1,374,023   (8.7%)
       Citigroup Global Markets, Inc.                                      New York, NY          1,268,092   (8.1%)
       Pershing LLC                                                        Jersey City, NJ       1,260,338   (8.0%)
       Merrill Lynch, Pierce, Fenner & Smith, Inc.                         Jacksonville, FL      1,246,697   (7.9%)
   Class B Shares
       Merrill Lynch, Pierce, Fenner & Smith, Inc.                         Jacksonville, FL        570,444  (10.6%)
       Morgan Stanley                                                      Jersey City, NJ         555,595  (10.3%)
       Citigroup Global Markets, Inc.                                      New York, NY            364,685   (6.7%)
   Class I Shares
       Mars & Co.                                                          Boston, MA              292,201  (35.1%)
       Benjamin A. Rowland, Jr.                                            Marblehead, MA          138,840  (16.6%)
       M. Dozier Gardner                                                   Brookline, MA           129,625  (15.5%)
       Fleet National Bank Custodian Loring Walcott & Coolidge             Rochester, NY            70,892   (8.5%)
       Searles Liquid Asset Trust                                          Hamilton, MA             52,375   (6.2%)

   Eaton Vance Michigan Municipals Fund
   Class A Shares
       Citigroup Global Markets, Inc.                                      New York, NY            817,869  (14.3%)
       Merrill Lynch, Pierce, Fenner & Smith, Inc.                         Jacksonville, FL        568,362   (9.9%)
   Class B Shares
       Merrill Lynch, Pierce, Fenner & Smith, Inc.                         Jacksonville, FL        140,610  (16.0%)
       Morgan Stanley                                                      Jersey City, NJ          59,012   (6.7%)
       Citigroup Global Markets, Inc.                                      New York, NY             44,309   (5.0%)

   Eaton Vance Minnesota Municipals Fund
   Class A Shares
       Citigroup Global Markets, Inc.                                      New York, NY            506,673  (16.1%)
       Morgan Stanley                                                      Jersey City, NJ         241,079   (7.7%)
       Pershing LLC                                                        Jersey City, NJ         207,413   (6.6%)
   Class B Shares
       Pershing LLC                                                        Jersey City, NJ         189,545  (12.8%)
       Merrill Lynch, Pierce, Fenner & Smith, Inc.                         Jacksonville, FL        142,076   (9.6%)
       Citigroup Global Markets, Inc.                                      New York, NY             99,904   (6.8%)
       Morgan Stanley                                                      Jersey City, NJ          92,148   (6.2%)

   Eaton Vance Mississippi Municipals Fund
   Class A Shares
       Pershing LLC                                                        Jersey City, NJ         121,207  (10.0%)
       Merrill Lynch, Pierce, Fenner & Smith, Inc.                         Jacksonville, FL        102,698   (8.5%)
   Class B Shares
       Merrill Lynch, Pierce, Fenner & Smith, Inc.                         Jacksonville, FL        183,533  (30.4%)
       Morgan Stanley                                                      Jersey City, NJ          44,111   (7.3%)
       NFSC FEBO A.L. Monty & Joan M. Clark JTWROS                         Carriere, MS             34,820   (5.7%)

                                      B-5

   Eaton Vance Missouri Municipals Fund
   Class A Shares
       Citigroup Global Markets, Inc.                                      New York, NY            805,783  (16.4%)
   Class B Shares
       Merrill Lynch, Pierce, Fenner & Smith, Inc.                         Jacksonville, FL         96,819   (8.4%)
       Morgan Stanley                                                      Jersey City, NJ          75,043   (6.5%)
       Lee R. Epley                                                        Lee's Summit, MO         71,627   (6.2%)
       Citigroup Global Markets, Inc.                                      New York, NY             58,113   (5.0%)

   Eaton Vance National Municipals Trust
   Class A Shares
       Merrill Lynch, Pierce, Fenner & Smith, Inc.                         Jacksonville, FL     27,627,911  (16.6%)
       Morgan Stanley                                                      Jersey City, NJ      14,580,622   (8.7%)
       Citigroup Global Markets, Inc.                                      New York, NY         14,498,776   (8.7%)
   Class B Shares
       Merrill Lynch, Pierce, Fenner & Smith, Inc.                         Jacksonville, FL        780,293  (17.0%)
       Morgan Stanley                                                      Jersey City, NJ         526,322  (11.5%)
       Citigroup Global Markets, Inc.                                      New York, NY            433,583   (9.5%)
   Class C Shares
       Merrill Lynch, Pierce, Fenner & Smith, Inc.                         Jacksonville, FL      6,093,778  (23.2%)
       Citigroup Global Markets, Inc.                                      New York, NY          1,598,563   (6.1%)
   Institutional Shares
       Julius Baer Securities - Attn:  Corp. Actions Dept.                 New York, NY            205,665  (27.9%)
       Thomas M. Metzold *                                                 Westwood, MA            104,588  (14.2%)
       Walker Martin                                                       Beverly, MA              86,003  (11.7%)
       * Mr. Metzold is a PM of National Muni. and a VP of Eaton Vance
        Municipals Trust

   Eaton Vance New Jersey Municipals Fund
   Class A Shares
       Morgan Stanley                                                      Jersey City, NJ       2,317,748  (14.2%)
       Citigroup Global Markets, Inc.                                      New York, NY          1,932,211  (11.9%)
       Merrill Lynch, Pierce, Fenner & Smith, Inc.                         Jacksonville, FL      1,081,983   (6.6%)
   Class B Shares
       Morgan Stanley                                                      Jersey City, NJ       1,109,255  (15.6%)
       Merrill Lynch, Pierce, Fenner & Smith, Inc.                         Jacksonville, FL      1,028,567  (14.4%)
       Citigroup Global Markets, Inc.                                      New York, NY            517,482   (7.3%)

   Eaton Vance New York Municipals Fund
   Class A Shares
       Citigroup Global Markets, Inc.                                      New York, NY          4,591,127  (14.1%)
       Merrill Lynch, Pierce, Fenner & Smith, Inc.                         Jacksonville, FL      2,123,071   (6.5%)
   Class B Shares
       Citigroup Global Markets, Inc.                                      New York, NY             41,865  (13.0%)
       Merrill Lynch, Pierce, Fenner & Smith, Inc.                         Jacksonville, FL         40,566  (12.6%)
       ADP Clearing & Outsourcing                                          New York, NY             20,046   (6.2%)
   Class C Shares
       Legg Mason Wood Walker, Inc.                                        Baltimore, MD            22,904  (13.1%)
       HSBC Securities (USA) Inc.                                          New York, NY             18,822  (10.7%)
       Citigroup Global Markets, Inc.                                      New York, NY             17,056   (9.7%)
       NFSC FEBO Sheldon Zeilander                                         Long Beach, NY           15,160   (8.6%)
       ADP Clearing & Outsourcing                                          New York, NY             10,314   (5.8%)
       Susan Bergman                                                       East Amherst, NY         10,128   (5.7%)
       First Clearing, LLC                                                 Glen Allen, VA            9,145   (5.2%)

   Eaton Vance North Carolina Municipals Fund
   Class A Shares
       Citigroup Global Markets, Inc.                                      New York, NY            556,630   (8.8%)
       Merrill Lynch, Pierce, Fenner & Smith, Inc.                         Jacksonville, FL        389,576   (6.1%)
       Morgan Stanley                                                      Jersey City, NJ         334,118   (5.3%)
   Class B Shares
       Merrill Lynch, Pierce, Fenner & Smith, Inc.                         Jacksonville, FL        212,479  (12.7%)
       Morgan Stanley                                                      Jersey City, NJ         127,657   (7.6%)
       Citigroup Global Markets, Inc.                                      New York, NY            111,336   (6.6%)

   Eaton Vance Ohio Municipals Fund
   Class A Shares
       Merrill Lynch, Pierce, Fenner & Smith, Inc.                         Jacksonville, FL      1,696,048  (12.3%)
       Citigroup Global Markets, Inc.                                      New York, NY          1,053,536   (7.6%)
   Class B Shares
       Merrill Lynch, Pierce, Fenner & Smith, Inc.                         Jacksonville, FL        755,864  (22.2%)
       UBS Financial Services Inc. FBO Max T. Miller Living TR             New Philadelphia, OH    250,139   (7.3%)
       Citigroup Global Markets, Inc.                                      New York, NY            214,492   (6.3%)
       Morgan Stanley                                                      Jersey City, NJ         191,095   (5.6%)

                                      B-6

   Eaton Vance Oregon Municipals Fund
   Class A Shares
       Morgan Stanley                                                      Jersey City, NJ         788,747  (13.0%)
       Citigroup Global Markets, Inc.                                      New York, NY            531,671   (8.7%)
       Merrill Lynch, Pierce, Fenner & Smith, Inc.                         Jacksonville, FL        349,804   (5.7%)
   Class B Shares
       Merrill Lynch, Pierce, Fenner & Smith, Inc.                         Jacksonville, FL        253,810  (11.0%)
       Morgan Stanley                                                      Jersey City, NJ         213,365   (9.3%)
       Citigroup Global Markets, Inc.                                      New York, NY            123,365   (5.4%)

   Eaton Vance Pennsylvania Municipals Fund
   Class A Shares
       Citigroup Global Markets, Inc.                                      New York, NY          1,996,648  (12.0%)
       Morgan Stanley                                                      Jersey City, NJ       1,703,782  (10.3%)
       Merrill Lynch, Pierce, Fenner & Smith, Inc.                         Jacksonville, FL      1,206,815   (7.3%)
   Class B Shares
       Morgan Stanley                                                      Jersey City, NJ         592,338  (12.0%)
       Merrill Lynch, Pierce, Fenner & Smith, Inc.                         Jacksonville, FL        509,948  (10.3%)

   Eaton Vance Rhode Island Municipals Fund
   Class A Shares
       Merrill Lynch, Pierce, Fenner & Smith, Inc.                         Jacksonville, FL        338,175  (12.2%)
       H&R Block Financial Advisors                                        Detroit, MI             179,613   (6.5%)
   Class B Shares
       Merrill Lynch, Pierce, Fenner & Smith, Inc.                         Jacksonville, FL        185,772   (7.4%)

   Eaton Vance South Carolina Municipals Fund
   Class A Shares
       Citigroup Global Markets, Inc.                                      New York, NY            652,337  (16.6%)
       Morgan Stanley                                                      Jersey City, NJ         416,323  (10.6%)
       Merrill Lynch, Pierce, Fenner & Smith, Inc.                         Jacksonville, FL        237,434   (6.1%)
   Class B Shares
       Merrill Lynch, Pierce, Fenner & Smith, Inc.                         Jacksonville, FL        312,378  (17.2%)
       Citigroup Global Markets, Inc.                                      New York, NY            193,229  (10.7%)
       Morgan Stanley                                                      Jersey City, NJ         124,988   (6.9%)

   Eaton Vance Tennessee Municipals Fund
   Class A Shares
       Citigroup Global Markets, Inc.                                      New York, NY            519,691  (12.8%)
       Morgan Stanley                                                      Jersey City, NJ         261,682   (6.4%)
       Merrill Lynch, Pierce, Fenner & Smith, Inc.                         Jacksonville, FL        202,394   (5.0%)
   Class B Shares
       Morgan Stanley                                                      Jersey City, NJ         129,172  (12.0%)
       Merrill Lynch, Pierce, Fenner & Smith, Inc.                         Jacksonville, FL         90,274   (8.4%)
       Citigroup Global Markets, Inc.                                      New York, NY             86,743   (8.1%)

   Eaton Vance Virginia Municipals Fund
   Class A Shares
       Morgan Stanley                                                      Jersey City, NJ         981,239  (12.5%)
       Merrill Lynch, Pierce, Fenner & Smith, Inc.                         Jacksonville, FL        576,172   (7.4%)
       Citigroup Global Markets, Inc.                                      New York, NY            488,390   (6.2%)
   Class B Shares
       Merrill Lynch, Pierce, Fenner & Smith, Inc.                         Jacksonville, FL        477,455  (16.4%)
       Morgan Stanley                                                      Jersey City, NJ         420,511  (14.4%)
       Citigroup Global Markets, Inc.                                      New York, NY            172,710   (5.9%)

   Eaton Vance West Virginia Municipals Fund
   Class A Shares
       Citigroup Global Markets, Inc.                                      New York, NY            370,699  (19.1%)
       Merrill Lynch, Pierce, Fenner & Smith, Inc.                         Jacksonville, FL        129,138   (6.6%)
   Class B Shares
       Merrill Lynch, Pierce, Fenner & Smith, Inc.                         Jacksonville, FL        125,293  (14.5%)
       Citigroup Global Markets, Inc.                                      New York, NY             93,132  (10.7%)

EATON VANCE MUNICIPALS TRUST II
   Eaton Vance Florida Insured Municipals Fund
   Class A Shares
       Merrill Lynch, Pierce, Fenner & Smith, Inc.                         Jacksonville, FL        553,309  (24.4%)
       Morgan Stanley                                                      Jersey City, NJ         127,596   (5.6%)
       Citigroup Global Markets, Inc.                                      New York, NY            114,961   (5.0%)
   Class B Shares
       Merrill Lynch, Pierce, Fenner & Smith, Inc.                         Jacksonville, FL        267,701  (16.5%)
       Morgan Stanley                                                      Jersey City, NJ         266,364  (16.4%)

                                      B-7

   Eaton Vance Hawaii Municipals Fund
   Class A Shares
       Morgan Stanley                                                      Jersey City, NJ         176,600  (20.7%)
       First Clearing, LLC                                                 Kailua, HI              110,552  (12.9%)
       Citigroup Global Markets, Inc.                                      New York, NY             69,862   (8.1%)
       Merrill Lynch, Pierce, Fenner & Smith, Inc.                         Jacksonville, FL         66,970   (7.8%)
   Class B Shares
       First Clearing, LLC                                                 Kanoehe, HI             117,745  (11.6%)
       Morgan Stanley                                                      Jersey City, NJ         112,224  (11.1%)
       Merrill Lynch, Pierce, Fenner & Smith, Inc.                         Jacksonville, FL         97,191   (9.6%)
       Citigroup Global Markets, Inc.                                      New York, NY             85,398   (8.4%)
       Penson Financial Services, Inc.                                     Dallas, TX               79,493   (7.8%)

   Eaton Vance High Yield Municipals Fund
   Class A Shares
       Merrill Lynch, Pierce, Fenner & Smith, Inc.                         Jacksonville, FL      4,089,912  (11.6%)
       Citigroup Global Markets, Inc.                                      New York, NY          1,883,761   (5.4%)
   Class B Shares
       Merrill Lynch, Pierce, Fenner & Smith, Inc.                         Jacksonville, FL      3,400,222  (20.6%)
       Citigroup Global Markets, Inc.                                      New York, NY            880,913   (5.3%)
   Class C Shares
       Merrill Lynch, Pierce, Fenner & Smith, Inc.                         Jacksonville, FL      1,380,092  (33.3%)

   Eaton Vance Kansas Municipals Fund
   Class A Shares
       Merrill Lynch, Pierce, Fenner & Smith, Inc.                         Jacksonville, FL         81,444   (5.3%)
   Class B Shares
       Merrill Lynch, Pierce, Fenner & Smith, Inc.                         Jacksonville, FL         47,970   (8.1%)

EATON VANCE MUTUAL FUNDS TRUST
   Eaton Vance Cash Management Fund
       Saturn & Co.                                                        Boston, MA           21,155,989  (21.8%)
       Eaton Vance Distributors, Inc.                                      Boston, MA            9,706,886  (10.0%)

   Eaton Vance Diversified Income Fund
   Class A Shares
       Pershing LLC                                                        Jersey City, NJ          75,076  (15.8%)
       NFSC FEBO #HDA-246948
                Jean M. Olich Jack M. Olich                                Mahopac, NJ              50,141  (10.6%)
   Class B Shares
       Janney Montgomery Scott LLC
                A/C 3607-1947
                Elizabeth D. Gercken                                       Philadelphia, PA         18,702  (12.4%)
       Fiserv Securities Inc. FAO 57862485                                 Philadelphia, PA         16,446  (10.9%)
       Janney Montgomery Scott LLC
                A/C 3607-1947
                Robert H. Gercken                                          Philadelphia, PA         14,127   (9.4%)
       NFSC FEBO #C42-048143
                NFS/FMTC IRA
                Anita Bilodeau                                             Whiting, VT              11,231   (7.4%)
       Fiserv Securities Inc. FAO 57862485                                 Philadelphia, PA          9,281   (6.1%)
       James Montgomery Scott LLC
                A/C 8378-4334
                Est. of David A. Fidati                                    Philadelphia, PA          7,604   (5.0%)
   Class C Shares
       Pershing LLC                                                        Jersey City, NJ          61,545  (11.2%)

   Eaton Vance Equity Research Fund
       Eaton Vance Management*                                             Boston, MA               42,621  (32.2%)
       Patterson & Co. FBO Eaton Vance Master Trust for Retirement Plans -
            Eaton Vance Management Savings Plan**                          Charlotte, NC            40,839  (30.9%)
       Patterson & Co. FBO Eaton Vance Management
                PS/MP Self-Directed
                U/A DTD 10/01/1999**                                       Charlotte, NC            28,161  (21.3%)

   Eaton Vance Floating-Rate Fund
   Advisers Class
       Charles Schwab & Co., Inc.                                          San Francisco, CA    29,741,949  (36.1%)
       Merrill Lynch, Pierce, Fenner & Smith, Inc.                         Jacksonville, FL     17,328,549  (21.1%)
   Class A Shares
       Merrill Lynch, Pierce, Fenner & Smith, Inc.                         Jacksonville, FL     19,758,356  (16.5%)
   Class B Shares
       Merrill Lynch, Pierce, Fenner & Smith, Inc.                         Jacksonville, FL      3,206,535  (10.8%)

                                       B-8

   Class C Shares
       Merrill Lynch, Pierce, Fenner & Smith, Inc.                         Jacksonville, FL     29,166,488  (23.0%)
       Morgan Stanley                                                      Jersey City, NJ       7,023,720   (5.5%)
   Class I Shares
       Charles Schwab & Co., Inc.                                          San Francisco, CA    17,369,439  (55.2%)
       Alerus Financial                                                    Grand Forks, ND       1,749,908   (5.6%)

   Eaton Vance Floating-Rate & High Income Fund
   Advisers Class
       Charles Schwab & Co., Inc.                                          San Francisco, CA    25,936,661  (45.5%)
       Merrill Lynch, Pierce, Fenner & Smith, Inc.                         Jacksonville, FL      9,739,111  (17.1%)
   Class A Shares
       Merrill Lynch, Pierce, Fenner & Smith, Inc.                         Jacksonville, FL      4,822,705  (10.6%)
   Class B Shares
       Merrill Lynch, Pierce, Fenner & Smith, Inc.                         Jacksonville, FL      1,201,426   (6.5%)
   Class C Shares
       Merrill Lynch, Pierce, Fenner & Smith, Inc.                         Jacksonville, FL      8,720,657  (15.6%)
   Class I Shares
       Charles Schwab & Co., Inc.                                          San Francisco, CA     2,009,358  (56.6%)

   Eaton Vance Government Obligations Fund
   Class A Shares
       Merrill Lynch, Pierce, Fenner & Smith, Inc.                         Jacksonville, FL      2,816,768   (7.7%)
       Citigroup Global Markets, Inc.                                      New York, NY          1,888,803   (5.2%)
   Class B Shares
       Merrill Lynch, Pierce, Fenner & Smith, Inc.                         Jacksonville, FL      4,938,463  (10.4%)
   Class C Shares
       Merrill Lynch, Pierce, Fenner & Smith, Inc.                         Jacksonville, FL      7,135,745  (22.4%)
   Class R Shares
       None

   Eaton Vance High Income Fund
   Class A Shares
       Merrill Lynch, Pierce, Fenner & Smith, Inc.                         Jacksonville, FL      4,731,800  (16.1%)
       Citigroup Global Markets, Inc.                                      New York, NY          2,683,714   (9.1%)
       Morgan Stanley                                                      Jersey City, NJ       2,129,575   (7.2%)
   Class B Shares
       Merrill Lynch, Pierce, Fenner & Smith, Inc.                         Jacksonville, FL     11,865,605  (13.5%)
       Morgan Stanley                                                      Jersey City, NJ       6,342,169   (7.2%)
       Citigroup Global Markets, Inc.                                      New York, NY          4,968,424   (5.7%)
   Class C Shares
       Merrill Lynch, Pierce, Fenner & Smith, Inc.                         Jacksonville, FL      8,677,286  (23.0%)

   Eaton Vance Low Duration Fund
   Class A Shares
       Merrill Lynch, Pierce, Fenner & Smith, Inc.                         Jacksonville, FL        379,959  (13.7%)
   Class B Shares
       Merrill Lynch, Pierce, Fenner & Smith, Inc.                         Jacksonville, FL        252,501  (18.8%)
   Class C Shares
       Merrill Lynch, Pierce, Fenner & Smith, Inc.                         Jacksonville, FL        548,468  (16.3%)

   Eaton Vance Money Market Fund
       Morgan Stanley                                                      Jersey City, NJ       3,720,927   (6.0%)

   Eaton Vance Municipal Bond Fund
   Class A Shares
       Morgan Stanley                                                      Jersey City, NJ         806,695   (6.6%)
       Merrill Lynch, Pierce, Fenner & Smith, Inc.                         Jacksonville, FL        642,308   (5.2%)
       Raymond James & Assoc. Inc. FBO Less Greli                          St. Petersburg, FL      621,906   (5.1%)
   Class B Shares
       Merrill Lynch, Pierce, Fenner & Smith, Inc.                         Jacksonville, FL        609,716  (11.0%)
   Class I Shares
       Charles Schwab & Co., Inc.                                          San Francisco, CA       376,840   (5.7%)

   Eaton Vance Strategic Income Fund
   Class A Shares
       Charles Schwab & Co., Inc.                                          San Francisco, CA     1,802,423   (7.4%)
       Merrill Lynch, Pierce, Fenner & Smith, Inc.                         Jacksonville, FL      1,791,065   (7.3%)
       Atwell & Co. FBO 84454700                                           New York, NY          1,425,807   (5.7%)
   Class B Shares
       Merrill Lynch, Pierce, Fenner & Smith, Inc.                         Jacksonville, FL      4,667,345  (18.2%)
       Morgan Stanley                                                      Jersey City, NJ       1,686,081   (6.6%)
       Citigroup Global Markets, Inc.                                      New York, NY          1,452,807   (5.7%)

                                      B-9

   Class C Shares
       Merrill Lynch, Pierce, Fenner & Smith, Inc.                         Jacksonville, FL      1,474,041  (12.2%)

   Eaton Vance Tax Free Reserves
       Saturn & Co.                                                        Boston, MA           17,442,567  (59.8%)

   Eaton Vance Tax-Managed Dividend Income Fund
   Class A Shares
       Merrill Lynch, Pierce, Fenner & Smith, Inc.                         Jacksonville, FL      1,400,889   (9.0%)
       Charles Schwab & Co., Inc.                                          San Francisco, CA     1,044,398   (6.7%)
   Class B Shares
       Merrill Lynch, Pierce, Fenner & Smith, Inc.                         Jacksonville, FL        857,005  (14.2%)
   Class C Shares
       Merrill Lynch, Pierce, Fenner & Smith, Inc.                         Jacksonville, FL      4,107,782  (30.7%)

   Eaton Vance Tax-Managed Equity Asset Allocation Fund
   Class A Shares
       Merrill Lynch, Pierce, Fenner & Smith, Inc.                         Jacksonville, FL      1,003,824   (7.7%)
   Class B Shares
       Merrill Lynch, Pierce, Fenner & Smith, Inc.                         Jacksonville, FL        857,881   (8.1%)
   Class C Shares
       Merrill Lynch, Pierce, Fenner & Smith, Inc.                         Jacksonville, FL      2,531,196  (20.2%)

   Eaton Vance Tax-Managed Growth Fund 1.1
   Class A Shares
       Merrill Lynch, Pierce, Fenner & Smith, Inc.                         Jacksonville, FL      3,762,368   (8.3%)
   Class B Shares
       Merrill Lynch, Pierce, Fenner & Smith, Inc.                         Jacksonville, FL     13,332,342  (14.6%)
       Morgan Stanley                                                      Jersey City, NJ       5,070,673   (5.5%)
   Class C Shares
       Merrill Lynch, Pierce, Fenner & Smith, Inc.                         Jacksonville, FL      7,554,080  (21.1%)
   Class I Shares
       William R. Cross                                                    Manchester, MA           21,673  (31.3%)
       Ellen H. Cross                                                      Manchester, MA           10,112  (14.6%)
       Pershing LLC                                                        Jersey City, NJ           9,206  (13.3%)
   Class S Shares
       U/W Clemence S. Lieber FBO Mary L. Schoolman                        St. Louis, MO           200,009  (13.6%)
       U/W Clemence S. Lieber FBO Robert J. Lieber                         St. Louis, MO           197,237  (13.4%)
       Mary L. Schoolman Trust                                             St. Louis, MO           145,856   (9.9%)
       U/W Lucille Wolfort FBO Joan Rosenblum                              St. Louis, MO           140,476   (9.5%)
       U/W Clemense S. Lieber FBO Arthur H. Lieber                         St. Louis, MO           127,406   (8.6%)
       Jeffrey A. Rosenblum TTEE Under Article 8 U/W Arthur E. Strauss     St. Louis, MO           108,861   (7.4%)
       Robert J. Lieber Trust U/A Dtd 5/28/92                              St. Louis, MO         2,341,767   (7.1%)
       U/W Clemence S. Lieber FBO Mary M. Lieber                           St. Louis, MO            80,028   (5.4%)

   Eaton Vance Tax-Managed Growth Fund 1.2
   Class A Shares
       Charles Schwab & Co., Inc.                                          San Francisco, CA     6,037,631   (9.1%)
   Class B Shares
       Merrill Lynch, Pierce, Fenner & Smith, Inc.                         Jacksonville, FL      4,860,610  (12.4%)
   Class C Shares
       Merrill Lynch, Pierce, Fenner & Smith, Inc.                         Jacksonville, FL      7,877,041  (21.3%)
   Class I Shares
       NATC & Co.                                                          Overland Park, KS       237,764  (27.8%)
       SEI Trust Company                                                   Oaks, PA                104,976  (12.2%)
       Charles Schwab & Co., Inc.                                          San Francisco, CA        83,125   (9.7%)
       Pebatco & Co.                                                       Marietta, OH             77,123   (9.0%)

   Eaton Vance Tax-Managed International Equity Fund
   Class A Shares
       Mars & Co.  c/o Investors Bank & Trust Co.                          Boston, MA              274,717   (7.9%)
   Class B Shares
       Merrill Lynch, Pierce, Fenner & Smith, Inc.                         Jacksonville, FL        368,857   (9.4%)
   Class C Shares
       Merrill Lynch, Pierce, Fenner & Smith, Inc.                         Jacksonville, FL        414,302  (16.6%)

   Eaton Vance Tax-Managed Mid-Cap Core Fund
   Class A Shares
       Merrill Lynch, Pierce Fenner & Smith, Inc.                          Jacksonville, FL         76,191   (7.2%)
       The Builders Group - Attn:  David R. Bjorklund                      Inner Grove Heights, MN  72,254   (6.8%)
       Charles Schwab & Co. Inc.                                           San Francisco, CA        55,342   (5.2%)

                                      B-10

   Class B Shares
       None
   Class C Shares
       Merrill Lynch, Pierce, Fenner & Smith, Inc.                         Jacksonville, FL         31,878   (6.4%)
       NFSC FBO Bruce Gramaila & Julia Gramaila                            St. Petersburg, FL       28,866   (5.8%)

   Eaton Vance Tax-Managed Multi-Cap Opportunity Fund
   Class A Shares
       None
   Class B Shares
       Merrill Lynch, Pierce, Fenner & Smith, Inc.                         Jacksonville, FL        182,611   (8.7%)
   Class C Shares
       Merrill Lynch, Pierce, Fenner & Smith, Inc.                         Jacksonville, FL        329,247  (17.2%)

   Eaton Vance Tax-Managed Small-Cap Growth Fund 1.1
   Class A Shares
       None
   Class B Shares
       Merrill Lynch, Pierce, Fenner & Smith, Inc.                         Jacksonville, FL        598,891   (9.5%)
   Class C Shares
       Merrill Lynch, Pierce, Fenner & Smith, Inc.                         Jacksonville, FL        421,663  (17.0%)

   Eaton Vance Tax-Managed Small-Cap Growth Fund 1.2
   Class A Shares
       None
   Class B Shares
       Merrill Lynch, Pierce, Fenner & Smith, Inc.                         Jacksonville, FL        177,806  (12.1%)
   Class C Shares
       Merrill Lynch, Pierce, Fenner & Smith, Inc.                         Jacksonville, FL        239,829  (17.5%)

   Eaton Vance Tax-Managed Small-Cap Value Fund
   Class A Shares
       Merrill Lynch, Pierce, Fenner & Smith, Inc.                         Jacksonville, FL         57,883   (6.3%)
   Class B Shares
       Merrill Lynch, Pierce, Fenner & Smith, Inc.                         Jacksonville, FL        130,216  (20.5%)
   Class C Shares
       Merrill Lynch, Pierce, Fenner & Smith, Inc.                         Jacksonville, FL         33,061   (8.1%)

   Eaton Vance Tax-Managed Value Fund
   Class A Shares
       Merrill Lynch, Pierce, Fenner & Smith, Inc.                         Jacksonville, FL      1,579,383   (7.9%)
   Class B Shares
       Merrill Lynch, Pierce, Fenner & Smith, Inc.                         Jacksonville, FL      3,309,108  (19.3%)
   Class C Shares
       Merrill Lynch, Pierce, Fenner & Smith, Inc.                         Jacksonville, FL      3,592,657  (22.6%)

EATON VANCE SERIES TRUST
   Eaton Vance Tax-Managed Growth Fund 1.0
       None

EATON VANCE SERIES TRUST II
   Eaton Vance Income Fund of Boston
   Class A Shares
       Charles Schwab & Co., Inc.                                          San Francisco, CA    32,185,773  (15.9%)
       Merrill Lynch, Pierce, Fenner & Smith, Inc.                         Jacksonville, FL     11,870,430   (5.9%)
   Class B Shares
       Morgan Stanley                                                      Jersey City, NJ       1,412,571   (7.6%)
       Merrill Lynch, Pierce, Fenner & Smith, Inc.                         Jacksonville, FL      1,247,534   (6.7%)
   Class C Shares
       Merrill Lynch, Pierce, Fenner & Smith, Inc.                         Jacksonville, FL      1,672,831   (9.0%)
   Class I Shares
       Charles Schwab & Co., Inc.                                          San Francisco, CA     1,527,951  (29.5%)
       Patterson & Co. FBO Eaton Vance
                Master Trust for Retirement Plans-
                Eaton Vance Management Savings Plan**                      Charlotte, NC           351,919   (6.8%)
       Patterson & Co. FBO Eaton Vance
                Master Trust for Retirement Plans-
                Eaton Vance Management PSP**                               Charlotte, NC           342,406   (6.6%)
       NFSC FEBO #614-70410 NATC & Co.                                     Overland Park, KS       333,741   (6.4%)
   Class R Shares
       David Ten Broeck TTEE
                Hartford Life Insurance Co.                                Simsbury, CT             56,380  (69.0%)

                                      B-11

       MCB Trust services Cust. FBO
                Sterling Research Group                                    Denver, CT                9,702  (11.9%)
       MCB Trust services Cust. FBO
                Monocacyfabs, Inc. 401 (k) Plan                            Denver, CT                9,399  (11.5%)

   Eaton Vance Tax-Managed Emerging Markets Fund
   Class I Shares
       FTC & Co. - Attn:  Datalynx, House Account                          Denver, CO            1,202,744  (11.9%)
       Alscott Investments LLC                                             Boise, ID             1,122,533  (11.1%)
       Waycrosse Inc. International Equity Fund II - Attn:  Gailen Krug    Minneapolis, MN         985,024   (9.8%)
       US Trust Co NA FBO Verb & Co.                                       Portland, OR            668,262   (6.6%)
       Alscott Investments LLC                                             Boise, ID               541,656   (5.4%)

EATON VANCE SPECIAL INVESTMENT TRUST
   Eaton Vance Balanced Fund
   Class A Shares
       None
   Class B Shares
       Merrill Lynch, Pierce, Fenner & Smith, Inc.                         Jacksonville, FL        192,531   (6.1%)
   Class C Shares
       Citigroup Global Markets, Inc.                                      New York, NY            135,388  (12.2%)
       Merrill Lynch, Pierce, Fenner & Smith, Inc.                         Jacksonville, FL         92,759   (9.3%)

   Eaton Vance Emerging Markets Fund
   Class A Shares
       N/A
   Class B Shares
       Merrill Lynch, Pierce, Fenner & Smith, Inc.                         Jacksonville, FL         86,823  (10.5%)
       Morgan Stanley                                                      Jersey City, NJ          65,287   (7.8%)

   Eaton Vance Greater India Fund
   Class A Shares
       Merrill Lynch, Pierce, Fenner & Smith, Inc.                         Jacksonville, FL        893,351  (17.2%)
       National Investor Services                                          New York, NY            379,300   (7.3%)
       Charles Schwab & Co., Inc.                                          San Francisco, CA       346,178   (6.6%)
   Class B Shares
       N/A

   Eaton Vance Large-Cap Core Fund
   Class A Shares
       Patterson & Co.  FBO Eaton Vance Master Trust for Retirement Plans  Charlotte, NC           134,340  (11.3%)
         Plans - Eaton Vance Management Savings Plan**
       Pershing LLC                                                        Jersey City, NJ         167,304  (14.1%)
       Eaton Vance Management*                                             Boston, MA               99,536   (8.4%)
       Patterson & Co. FBO Eaton Vance Management PS/MP Self-Directed      Charlotte, NC            95,110   (8.0%)
       Charles Schwab & Co. Inc.                                           San Francisco, CA        62,848   (5.3%)
   Class B Shares
       Merrill Lynch, Pierce, Fenner & Smith, Inc.                         Jacksonville, FL         57,282   (7.3%)
   Class C Shares
       Merrill Lynch, Pierce, Fenner & Smith, Inc.                         Jacksonville, FL         55,236  (11.9%)

   Eaton Vance Large-Cap Value Fund
   Class A Shares
       Merrill Lynch, Pierce, Fenner & Smith, Inc.                         Jacksonville, FL      2,428,839   (5.6%)
   Class B Shares
       Merrill Lynch, Pierce, Fenner & Smith, Inc.                         Jacksonville, FL      1,016,625  (12.3%)
       Morgan Stanley                                                      Jersey City, NJ         456,205   (5.5%)
       Citigroup Global Markets, Inc.                                      New York, NY            451,441   (5.4%)
   Class C Shares
       Merrill Lynch, Pierce, Fenner & Smith, Inc.                         Jacksonville, FL      2,533,658  (32.2%)
       Citigroup Global Markets, Inc.                                      New York, NY            495,636   (6.3%)
   Class I Shares
       David McKean & Robert W. McKean TTEES
            Robert W. McKean Children's Trust  1997                        South Hamilton, MA       14,002  (94.8%)
       Robert W. McKean Custodian Robert W. McKean Jr. UTMA/MA             South Hamilton, MA          762   (5.2%)
   Class R Shares
       Patterson & Co. Greenville Medical Center 401K Plan                 Charlotte, NC            20,906  (43.1%)
       Union Bank of CA NA Trust Nominee FBO Parkway Bancorp 401(K) Plan   San Diego, CA            13,439  (27.7%)
       David T. Broeck TTEE Hartford Life Insurance Co. - Separate Account Simsbury, CT             10,012  (20.6%)

   Eaton Vance Small-Cap Growth Fund
   Class A Shares
       Merrill Lynch, Pierce, Fenner & Smith, Inc.                         Jacksonville, FL         57,303   (7.8%)

                                      B-12

       NFSC FEBO Premiere Select Retirement Plan                           Cleveland, OH            40,765   (5.6%)
   Class B Shares
       Merrill Lynch, Pierce, Fenner & Smith, Inc.                         Jacksonville, FL         17,008   (7.1%)
   Class C Shares
       Merrill Lynch, Pierce, Fenner & Smith, Inc.                         Jacksonville, FL         45,137  (19.4%)
       First Clearing LLC, Wells Fargo Bank NA FBO Faegre & Benson         Minneapolis, MN          22,357   (9.6%)
       Retirement

   Eaton Vance Small-Cap Value Fund
   Class A Shares
       None
   Class B Shares
       None
   Class C Shares
       Merrill Lynch, Pierce, Fenner & Smith, Inc.                         Jacksonville, FL         29,292  (10.0%)

   Eaton Vance Special Equities Fund
   Class A Shares
       None
   Class B Shares
       Merrill Lynch, Pierce, Fenner & Smith, Inc.                         Jacksonville, FL         57,907  (18.7%)
       First Clearing LLC FBO Ruth G. Battel                               Mahwah, NJ               29,272   (9.5%)
       Citigroup Global Markets, Inc.                                      New York, NY             22,576   (7.3%)
   Class C Shares
       Merrill Lynch, Pierce, Fenner & Smith, Inc.                         Jacksonville, FL         94,800  (25.9%)

   Eaton Vance Utilities Fund
   Class A Shares
       Merrill Lynch, Pierce, Fenner & Smith, Inc.                         Jacksonville, FL      9,137,391  (18.2%)
   Class B Shares
       Merrill Lynch, Pierce, Fenner & Smith, Inc.                         Jacksonville, FL      1,269,569  (20.6%)
       Citigroup Global Markets, Inc.                                      New York, NY            366,211   (5.9%)
   Class C Shares
       Merrill Lynch, Pierce, Fenner & Smith, Inc.                         Jacksonville, FL      2,284,696  (43.2%)
       Citigroup Global Markets, Inc.                                      New York, NY            580,317  (11.0%)
       Morgan Stanley                                                      Jersey City, NJ         372,069   (7.0%)
   Class I Shares
       None

EATON VANCE VARIABLE TRUST
   Eaton Vance VT Floating-Rate Income Fund
       Allmerica Financial Life Insurance and Annuity Company              Worcester, MA         3,298,712  (41.8%)
       GE Life and Annuity Assurance Company                               Richmond, VA          3,622,934  (45.9%)
   Eaton Vance VT Worldwide Health Sciences Fund
       Allmerica Financial Life Insurance and Annuity Company              Worcester, MA         1,364,559  (54.6%)
       GE Life and Annuity Assurance Company                               Richmond, VA            948,226  (37.9%)

* Eaton Vance Management ("Eaton Vance") is a Massachusetts business trust and a wholly-owned subsidiary of EVC.
** These shareholders are retirement and profit sharing plans sponsored by Eaton Vance and certain of its affiliated entities.
(1) Represents ownership of different accounts owning 5% or more of the outstanding shares of this class.

                                                                       Exhibit C

                                                                        Compensation of Trustees
                                                                        ------------------------

                                             Edward K.Y.     Samuel L.      William H.    Ronald A.     Norton H.       Lynn A.
Trusts/Portfolios**                             Chen        Hayes, III         Park       Pearlman       Reamer          Stout
-----------------------------------------------------------------------------------------------------------------------------------
Eaton Vance Growth Trust
  (8 Funds)
                   Funds with 8/31 FYE              -         $2,023          $1,855         $1,954      $1,917         $2,069
                   Funds with 9/30 FYE              -          2,078           1,907          2,009       1,973          2,118
-----------------------------------------------------------------------------------------------------------------------------------
Eaton Vance Investment Trust
  (8 Funds)                                         -          2,311           1,778          1,698       2,169          2,418
-----------------------------------------------------------------------------------------------------------------------------------
Eaton Vance Municipals Trust
  (28 Funds)
                   Funds with 7/31 FYE              -          9,259           8,481          8,935       8,755          9,567
                   Funds with 8/31 FYE              -          9,177           8,413          8,862       8,694          9,454
                   Funds with 9/30 FYE              -          9,094           8,345          8,790       8,633          9,340
-----------------------------------------------------------------------------------------------------------------------------------
Eaton Vance Municipals Trust II
  (4 Funds)                                         -            688             418            385         643            713
-----------------------------------------------------------------------------------------------------------------------------------
Eaton Vance Mutual Funds Trust
  (23 Funds)
                   Fund with 4/30 FYE               -         11,235           9,395          8,914      10,564         11,349
                   Funds with 10/31 FYE             -         11,767          10,717         11,080      11,170         11,708
                   Funds with 12/31 FYE             -         11,884          10,819         11,171      11,282         11,660
-----------------------------------------------------------------------------------------------------------------------------------
Eaton Vance Series Trust
  (1 Fund)                                          -            553             508            535         525            552
-----------------------------------------------------------------------------------------------------------------------------------
Eaton Vance Series Trust II
  (2 Funds)
                   Fund with 6/30 FYE               -          1,072             970            989       1,014          1,065
                   Fund with 10/31 FYE              -          1,714           1,543          1,550       1,627          1,658
-----------------------------------------------------------------------------------------------------------------------------------
Eaton Vance Special Investment Trust
  (11 Funds)                                        -          3,907           3,535          3,592       3,709          3,779
-----------------------------------------------------------------------------------------------------------------------------------
Eaton Vance Variable Trust
(2 Funds)                                           -          1,209           1,072          1,032       1,147          1,142
-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
Asian Small Companies Portfolio                 5,000          1,418           1,248          1,177       1,344          1,208
-----------------------------------------------------------------------------------------------------------------------------------
Boston Income Portfolio                             -          4,599           4,169          4,257       4,366          4,479
-----------------------------------------------------------------------------------------------------------------------------------
Capital Growth Portfolio                            -          1,347           1,185          1,116       1,279          1,217
-----------------------------------------------------------------------------------------------------------------------------------
Cash Management Portfolio                           -          2,210           1,978          1,950       2,098          2,086
-----------------------------------------------------------------------------------------------------------------------------------
Emerging Markets Portfolio                      5,000            277             254            268         263            276
-----------------------------------------------------------------------------------------------------------------------------------
Floating Rate Portfolio                             -          5,196           4,717          4,834       4,933          5,095
-----------------------------------------------------------------------------------------------------------------------------------
Global Growth Portfolio                         5,000          1,418           1,248          1,177       1,344          1,208
-----------------------------------------------------------------------------------------------------------------------------------
Government Obligations Portfolio                    -          4,558           4,132          4,217       4,328          4,456
-----------------------------------------------------------------------------------------------------------------------------------
Greater China Growth Portfolio                  5,000          1,418           1,248          1,177       1,344          1,208
-----------------------------------------------------------------------------------------------------------------------------------
Growth Portfolio                                    -          1,596           1,411          1,349       1,513          1,400
-----------------------------------------------------------------------------------------------------------------------------------
High Income Portfolio                               -          4,410           3,996          4,074       4,187          4,296
-----------------------------------------------------------------------------------------------------------------------------------
Investment Portfolio                                -          1,267           1,112          1,035       1,203          1,099
-----------------------------------------------------------------------------------------------------------------------------------
Investment Grade Income Portfolio                   -          1,258           1,104          1,030       1,194          1,124
-----------------------------------------------------------------------------------------------------------------------------------
Large-Cap Core Portfolio                            -             89              82             86          84             87
-----------------------------------------------------------------------------------------------------------------------------------
Large-Cap Growth Portfolio                          -            283             259            273         268            290
-----------------------------------------------------------------------------------------------------------------------------------
Large-Cap Value Portfolio                           -          3,846           3,479          3,533       3,651          3,691
-----------------------------------------------------------------------------------------------------------------------------------
Small-Cap Growth Portfolio                          -            210             193            203         199            204
-----------------------------------------------------------------------------------------------------------------------------------
Small-Cap Portfolio                                 -             28              26             27          27             29
-----------------------------------------------------------------------------------------------------------------------------------
South Asia Portfolio                            5,000            932             818            765         885            865
-----------------------------------------------------------------------------------------------------------------------------------
Special Equities Portfolio                          -          1,007             886            832         956            890
-----------------------------------------------------------------------------------------------------------------------------------

                                      C-1

                                             Edward K.Y.     Samuel L.      William H.    Ronald A.     Norton H.       Lynn A.
Trusts/Portfolios**                             Chen        Hayes, III         Park       Pearlman       Reamer          Stout
-----------------------------------------------------------------------------------------------------------------------------------
Strategic Income Portfolio                          -          2,915           2,624          2,629       2,768          2,766
-----------------------------------------------------------------------------------------------------------------------------------
Tax-Managed Growth Portfolio                        -          5,129           4,657          4,775       4,870          4,987
-----------------------------------------------------------------------------------------------------------------------------------
Tax-Managed Int'l Equity Portfolio                  -          1,604           1,421          1,361       1,523          1,441
-----------------------------------------------------------------------------------------------------------------------------------
Tax-Managed Mid-Cap Core Portfolio                  -            836             738            701         793            793
-----------------------------------------------------------------------------------------------------------------------------------
Tax-Managed Multi-Cap Opportunity
  Portfolio                                         -          1,456           1,285          1,218       1,382          1,282
-----------------------------------------------------------------------------------------------------------------------------------
Tax-Managed Small-Cap Growth Portfolio                         2,363           2,117          2,094       2,243          2,214
-----------------------------------------------------------------------------------------------------------------------------------
Tax-Managed Small-Cap Value Portfolio               -            836             738            701         793            793
-----------------------------------------------------------------------------------------------------------------------------------
Tax-Managed Value Portfolio                         -          3,925           3,551          3,605       3,727          3,794
-----------------------------------------------------------------------------------------------------------------------------------
Utilities Portfolio                                 -          3,603           3,256          3,298       3,420          3,455
-----------------------------------------------------------------------------------------------------------------------------------
Worldwide Health Sciences Portfolio                 -          5,238           4,750          4,866       4,963          5,149
-----------------------------------------------------------------------------------------------------------------------------------
                                                    -
Complex Total1*                               $25,000       $200,000        $180,000(2)    $180,000    $190,000       $190,000(3)
-----------------------------------------------------------------------------------------------------------------------------------

* Complex total represents compensation for the calendar year ended December 31, 2004. It may not equal the sum of the amounts shown in the table, which represents compensation for each Fund's or Portfolio's recently completed fiscal year.
** The unabbreviated names of the Trusts and Portfolios are listed in the Notice to this Proxy Statement.
(1) As of February 1, 2005, the Eaton Vance fund complex consisted of 195 registered investment companies or series thereof.
(2)  Includes $107,008 of deferred compensation.
(3)  Includes $45,000 of deferred compensation.

                                                                       EXHIBIT D

PRINCIPAL ACCOUNTANT FEE INFORMATION

The following table presents the aggregate fees billed for services rendered to each Fund for that Fund's last two fiscal years by the Funds' independent registered public accounting firm for professional services rendered for the audit of each Fund's annual financial statements and fees billed for other services rendered by the independent registered public accounting firm during those periods. No services described below were approved pursuant to the "de minimis exception" set forth in Rule 2-01(c)(7)(i)(C) of Regulation S-X.

                                                                 AUDIT-RELATED                       ALL OTHER
                                                  AUDIT FEES        FEES(3)        TAX FEES(4)         FEES(5)          TOTAL
                                                  ----------     -------------     -----------       ---------          -----
                                                 2003    2004     2003    2004     2003    2004     2003    2004     2003    2004
                                                Fiscal  Fiscal   Fiscal  Fiscal   Fiscal  Fiscal   Fiscal  Fiscal   Fiscal  Fiscal
Trust/Fund Name                 Auditor(1)(2)    Year    Year     Year    Year     Year    Year     Year    Year     Year    Year
------------------------------------------------------------------------------------------------------------------------------------
EATON VANCE GROWTH TRUST
------------------------------------------------------------------------------------------------------------------------------------
 Eaton Vance-Atlanta Capital
 Intermediate Bond Fund           Deloitte      $18,334 $19,034  $0      $0      $6,000   $6,100   $0      $0       $24,334 $25,134
------------------------------------------------------------------------------------------------------------------------------------
 Eaton Vance-Atlanta Capital
 Large-Cap Growth Fund            Deloitte        8,549  10,032   0       0       5,600    5,800    0       0        14,149  15,832
------------------------------------------------------------------------------------------------------------------------------------
 Eaton Vance-Atlanta
  Capital Small-Cap Fund          Deloitte        7,210   8,899   0       0       5,600    5,800    0       0        12,810  14,699
------------------------------------------------------------------------------------------------------------------------------------
 Eaton Vance Asian Small
 Companies Fund                   Deloitte        3,399  10,032   0       0       5,200    5,300    0       0         8,599  15,332
------------------------------------------------------------------------------------------------------------------------------------
 Eaton Vance Global Growth
  Fund                            PWC            21,725  21,350   0       0       9,275    9,375    0       0        31,000  30,725
------------------------------------------------------------------------------------------------------------------------------------
 Eaton Vance Greater China
 Growth Fund                      Deloitte       10,712  12,298   0       0       5,200    5,300    0       0        15,912  17,598
------------------------------------------------------------------------------------------------------------------------------------
Eaton Vance Growth Fund           PWC            20,500  21,050   0       0       8,875    8,975    0       0        29,375  30,025
------------------------------------------------------------------------------------------------------------------------------------
Eaton Vance Worldwide
 Health Sciences Fund             PWC            21,725  21,650   0       0       9,575    9,675    0       0        31,300  31,325
------------------------------------------------------------------------------------------------------------------------------------


EATON VANCE INVESTMENT TRUST
------------------------------------------------------------------------------------------------------------------------------------
 Eaton Vance California Limited
 Maturity Municipals Fund(6)      Deloitte      21,311  26,368   0       0       8,500    9,200    0       0        29,811  35,568
------------------------------------------------------------------------------------------------------------------------------------
 Eaton Vance Florida Limited
 Maturity Municipals Fund(6)      Deloitte      24,607  29,561   0       0       8,600    9,200    0       0        33,207  38,761
------------------------------------------------------------------------------------------------------------------------------------
 Eaton Vance Massachusetts
 Limited Maturity Municipals
 Fund(6)                          Deloitte      24,607  29,561   0       0       8,600    9,200    0       0        33,207  38,761
------------------------------------------------------------------------------------------------------------------------------------
 Eaton Vance National Limited
 Maturity Municipals Fund(6)      Deloitte      32,641  42,127   0       0       8,900    9,200    0       0        41,541  51,237
-----------------------------------------------------------------------------------------------------------------------------------
 Eaton Vance New Jersey Limited
 Maturity Municipals Fund(6)      Deloitte      24,504  26,368   0       0       8,700    9,200    0       0        33,204  35,568
------------------------------------------------------------------------------------------------------------------------------------
 Eaton Vance New York Limited
 Maturity Municipals Fund(6)      Deloitte      27,594  32,857   0       0       8,700    9,200    0       0        36,294  42,057
------------------------------------------------------------------------------------------------------------------------------------


                                                               AUDIT-RELATED                       ALL OTHER
                                                  AUDIT FEES        FEES(3)        TAX FEES(4)         FEES(5)          TOTAL
                                                  ----------     -------------     -----------       ---------          -----
                                                 2003    2004     2003    2004     2003    2004     2003    2004     2003    2004
                                                Fiscal  Fiscal   Fiscal  Fiscal   Fiscal  Fiscal   Fiscal  Fiscal   Fiscal  Fiscal
Trust/Fund Name                 Auditor(1)(2)    Year    Year     Year    Year     Year    Year     Year    Year     Year    Year
------------------------------------------------------------------------------------------------------------------------------------
 Eaton Vance Ohio Limited
 Maturity Municipals Fund(6)      Deloitte      $21,311 $26,368  $0      $0        $8,500  $9,200  $0      $0       $29,811 $35,568
------------------------------------------------------------------------------------------------------------------------------------
 Eaton Vance Pennsylvania Limited
 Maturity Municipals Fund(6)      Deloitte       24,607  29,561   0       0         8,700   9,200   0       0        33,307  38,761
------------------------------------------------------------------------------------------------------------------------------------


EATON VANCE MUNICIPALS TRUST
------------------------------------------------------------------------------------------------------------------------------------
 Eaton Vance Alabama Municipals
 Fund(6)                          Deloitte       29,561  30,467   0       0         9,200   9,400   0       0        38,761  39,867
------------------------------------------------------------------------------------------------------------------------------------
 Eaton Vance Arizona Municipals
 Fund(6)                          Deloitte       29,561  30,467   0       0         9,000   9,400   0       0        38,761  39,867
-----------------------------------------------------------------------------------------------------------------------------------
 Eaton Vance Arkansas Municipals
 Fund(6)                          Deloitte       26,368  27,171   0       0         9,200   9,400   0       0        35,568  36,571
-----------------------------------------------------------------------------------------------------------------------------------
 Eaton Vance California Municipals
 Fund(6)                          Deloitte       51,088  52,715   0       0         9,200   9,400   0       0        60,288  62,115
------------------------------------------------------------------------------------------------------------------------------------
 Eaton Vance Colorado Municipals
 Fund(6)                          Deloitte       26,368  27,171   0       0         9,200   9,400   0       0        35,568  36,571
------------------------------------------------------------------------------------------------------------------------------------
 Eaton Vance Connecticut
 Municipals Fund(6)               Deloitte       35,020  36,132   0       0         9,200   9,400   0       0        44,220  45,532
------------------------------------------------------------------------------------------------------------------------------------
 Eaton Vance Florida Municipals
 Fund(6)                          Deloitte       51,088  52,715   0       0         9,200   9,400   0       0        60,288  62,115
------------------------------------------------------------------------------------------------------------------------------------
 Eaton Vance Georgia Municipals
 Fund(6)                          Deloitte       29,561  30,467   0       0         9,200   9,400   0       0        38,761  39,867
------------------------------------------------------------------------------------------------------------------------------------
 Eaton Vance Kentucky Municipals
 Fund(6)                          Deloitte       29,561  30,467   0       0         9,200   9,400   0       0        38,761  39,867
------------------------------------------------------------------------------------------------------------------------------------
 Eaton Vance Louisiana Municipals
 Fund(6)                          Deloitte       26,368  27,171   0       0         9,200   9,400   0       0        35,568  36,571
------------------------------------------------------------------------------------------------------------------------------------
 Eaton Vance Maryland Municipals
 Fund(6)                          Deloitte       31,621  32,630   0       0         9,200   9,400   0       0        40,821  42,030
------------------------------------------------------------------------------------------------------------------------------------
 Eaton Vance Massachusetts
 Municipals Fund(6)               Deloitte       42,230  52,715   0       0         9,200   9,400   0       0        51,430  62,115
------------------------------------------------------------------------------------------------------------------------------------
 Eaton Vance Michigan Municipals
 Fund(6)                          Deloitte       29,561  30,467   0       0         9,200   9,400   0       0        38,761  39,867
------------------------------------------------------------------------------------------------------------------------------------
 Eaton Vance Minnesota Municipals
 Fund(6)                          Deloitte       29,561  27,171   0       0         9,200   9,400   0       0        38,761  36,571
------------------------------------------------------------------------------------------------------------------------------------
 Eaton Vance Mississippi
 Municipals Fund(6)               Deloitte       22,969  23,772   0       0         9,200   9,400   0       0        32,169  33,172
------------------------------------------------------------------------------------------------------------------------------------
 Eaton Vance Missouri Municipals
 Fund(6)                          Deloitte       29,561  30,467   0       0         9,200   9,400   0       0        38,761  39,867
------------------------------------------------------------------------------------------------------------------------------------
 Eaton Vance National Municipals
 Fund(6)                          Deloitte       76,323  78,671   0       0         9,200   9,400   0       0        85,523  88,071
------------------------------------------------------------------------------------------------------------------------------------

                                      D-2

                                                               AUDIT-RELATED                       ALL OTHER
                                                  AUDIT FEES        FEES(3)        TAX FEES(4)         FEES(5)          TOTAL
                                                  ----------     -------------     -----------       ---------          -----
                                                 2003    2004     2003    2004     2003    2004     2003    2004     2003    2004
                                                Fiscal  Fiscal   Fiscal  Fiscal   Fiscal  Fiscal   Fiscal  Fiscal   Fiscal  Fiscal
Trust/Fund Name                 Auditor(1)(2)    Year    Year     Year    Year     Year    Year     Year    Year     Year    Year
------------------------------------------------------------------------------------------------------------------------------------
 Eaton Vance New Jersey
 Municipals Fund(6)               Deloitte      $51,088 $52,715  $0      $0       $9,200  $9,400   $0      $0       $60,288 $62,115
------------------------------------------------------------------------------------------------------------------------------------
 Eaton Vance New York Municipals
 Fund(6)                          Deloitte       51,088  52,715   0       0        9,200   9,400    0       0        60,288  62,115
------------------------------------------------------------------------------------------------------------------------------------
 Eaton Vance North Carolina
 Municipals Fund(6)               Deloitte       31,621  32,630   0       0        9,200   9,400    0       0        40,821  42,030
------------------------------------------------------------------------------------------------------------------------------------
 Eaton Vance Ohio Municipals
 Fund(6)                          Deloitte       35,020  36,132   0       0        9,200   9,400    0       0        44,220  45,532
------------------------------------------------------------------------------------------------------------------------------------
 Eaton Vance Oregon Municipals
 Fund(6)                          Deloitte       31,621  32,630   0       0        9,200   9,400    0       0        40,821  42,030
------------------------------------------------------------------------------------------------------------------------------------
 Eaton Vance Pennsylvania
 Municipals Fund(6)               Deloitte       51,088  52,715   0       0        9,200   9,400    0       0        60,288  62,115
------------------------------------------------------------------------------------------------------------------------------------
 Eaton Vance Rhode Island
 Municipals Fund(6)               Deloitte       29,561  30,467   0       0        9,200   9,400    0       0        38,761  39,867
------------------------------------------------------------------------------------------------------------------------------------
 Eaton Vance South Carolina
 Municipals Fund(6)               Deloitte       28,531  30,467   0       0        9,200   9,400    0       0        37,731  39,867
------------------------------------------------------------------------------------------------------------------------------------
 Eaton Vance Tennessee
 Municipals Fund(6)               Deloitte       26,368  27,171   0       0        9,200   9,400    0       0        35,568  36,571
------------------------------------------------------------------------------------------------------------------------------------
 Eaton Vance Virginia
 Municipals Fund(6)               Deloitte       35,020  36,132   0       0        9,200   9,400    0       0        44,220  45,532
------------------------------------------------------------------------------------------------------------------------------------
Eaton Vance West Virginia
Municipals Fund(6)                Deloitte       26,368  27,171   0       0        9,200   9,400    0       0        35,568  36,571
------------------------------------------------------------------------------------------------------------------------------------


EATON VANCE MUNICIPALS TRUST II
------------------------------------------------------------------------------------------------------------------------------------
 Eaton Vance Florida Insured
 Municipals Fund(6)               Deloitte       24,504  26,368   0       0        8,700   9,200    0       0        33,204  35,568
------------------------------------------------------------------------------------------------------------------------------------
 Eaton Vance Hawaii Municipals
 Fund((6)                         Deloitte       21,311  22,969   0       0        8,500   9,200    0       0        29,811  32,169
------------------------------------------------------------------------------------------------------------------------------------
 Eaton Vance High Yield
 Municipals Fund(6)               Deloitte       47,885  51,088   0       0        8,900   9,200    0       0        56,785  60,288
------------------------------------------------------------------------------------------------------------------------------------
 Eaton Vance Kansas Municipals
 Fund(6)                          Deloitte       21,414  22,969   0       0        8,400   9,200    0       0        29,814  32,169
------------------------------------------------------------------------------------------------------------------------------------


EATON VANCE MUTUAL FUNDS TRUST
------------------------------------------------------------------------------------------------------------------------------------
 Eaton Vance Cash Management
 Fund                             PWC            10,125  10,325   0       0        5,210   5,250    0       0        15,335  15,575
------------------------------------------------------------------------------------------------------------------------------------
 Eaton Vance Diversified Income
 Fund*                              -                 -       -   -       -            -       -    -       -             -       -
------------------------------------------------------------------------------------------------------------------------------------
 Eaton Vance Equity Research
 Fund                             PWC            20,500  21,750   0       0        8,500   8,600    0       0        29,000  30,350
------------------------------------------------------------------------------------------------------------------------------------
 Eaton Vance Floating-Rate Fund   Deloitte       11,845  12,298   0       0        5,800   6,000    0       0        17,645  18,298
------------------------------------------------------------------------------------------------------------------------------------

                                      D-3

                                                               AUDIT-RELATED                       ALL OTHER
                                                  AUDIT FEES        FEES(3)        TAX FEES(4)         FEES(5)          TOTAL
                                                  ----------     -------------     -----------       ---------          -----
                                                 2003    2004     2003    2004     2003    2004     2003    2004     2003    2004
                                                Fiscal  Fiscal   Fiscal  Fiscal   Fiscal  Fiscal   Fiscal  Fiscal   Fiscal  Fiscal
Trust/Fund Name                 Auditor(1)(2)    Year    Year     Year    Year     Year    Year     Year    Year     Year    Year
------------------------------------------------------------------------------------------------------------------------------------
 Eaton Vance Floating-Rate &
 High Income Fund                 Deloitte      $11,845 $12,298  $0      $0       $ 5,800 $ 6,000  $0      $0       $11,445 $18,098
------------------------------------------------------------------------------------------------------------------------------------
 Eaton Vance Government
 Obligations Fund                 PWC            21,250  21,350   0       0         12,485  12,675  0       0        33,735  34,025
------------------------------------------------------------------------------------------------------------------------------------
 Eaton Vance High Income Fund     Deloitte       11,806  12,258   0       0          5,800   5,800  0       0        17,606  18,058
------------------------------------------------------------------------------------------------------------------------------------
 Eaton Vance Low Duration Fund    PWC            12,700  21,000   0       0         10,540  10,800  0       0        23,240  31,800
------------------------------------------------------------------------------------------------------------------------------------
 Eaton Vance Money Market Fund    PWC            10,125  10,325   0       0          5,185   5,225  0       0        15,310  15,550
------------------------------------------------------------------------------------------------------------------------------------
 Eaton Vance Municipal Bond Fund  Deloitte       35,766  46,226   0       0          5,400   5,600  0       0        41,166  51,826
------------------------------------------------------------------------------------------------------------------------------------
 Eaton Vance Strategic Income
 Fund                             PWC            20,650  29,550   0       0         16,600  18,100  0       0        37,250  47,650
------------------------------------------------------------------------------------------------------------------------------------
 Eaton Vance Tax Free Reserves    PWC            22,975  22,750   0       0          5,185   5,225  0       0        28,160  27,975
------------------------------------------------------------------------------------------------------------------------------------
 Eaton Vance Tax-Managed
 Dividend Income Fund             Deloitte       15,450       0   0       0          5,800       0  0       0        21,250       0
------------------------------------------------------------------------------------------------------------------------------------
 Eaton Vance Tax-Managed Equity
 Asset Allocation Fund            Deloitte       28,737  46,226   0       0         15,500  16,000  0       0        44,237  66,226
------------------------------------------------------------------------------------------------------------------------------------
 Eaton Vance Tax-Managed Growth
 Fund 1.1                         Deloitte       11,845  12,258   0       0          5,200   5,300  0       0        17,045  17,558
------------------------------------------------------------------------------------------------------------------------------------
 Eaton Vance Tax-Managed Growth
 Fund 1.2                         Deloitte       11,845  12,258   0       0          5,200   5,300  0       0        17,045  17,558
------------------------------------------------------------------------------------------------------------------------------------
 Eaton Vance Tax-Managed
 International Equity Fund        Deloitte       10,609  11,062   0       0          5,800   5,900  0       0        16,409  16,962
------------------------------------------------------------------------------------------------------------------------------------
 Eaton Vance Tax-Managed Mid-Cap
 Core Fund                        Deloitte        7,210   8,899   0       0          5,600   6,000  0       0        12,810  14,899
------------------------------------------------------------------------------------------------------------------------------------
 Eaton Vance Tax-Managed
 Multi-Cap Opportunity Fund       Deloitte        9,682  11,062   0       0          5,600   5,800  0       0        15,282  16,862
------------------------------------------------------------------------------------------------------------------------------------
 Eaton Vance Tax-Managed
 Small-Cap Growth Fund 1.1        Deloitte       11,845  12,298   0       0          5,800   6,000  0       0        17,645  18,298
------------------------------------------------------------------------------------------------------------------------------------
 Eaton Vance Tax-Managed
 Small-Cap Growth Fund 1.2        Deloitte        9,682  10,032   0       0          5,800   6,000  0       0        15,482  16,032
------------------------------------------------------------------------------------------------------------------------------------
 Eaton Vance Tax-Managed
 Small-Cap  Value Fund            Deloitte        8,549   8,899   0       0          5,600   5,800  0       0        14,149  14,699
------------------------------------------------------------------------------------------------------------------------------------
 Eaton Vance Tax-Managed Value
 Fund                             Deloitte       11,845  12,298   0       0          5,800   6,000  0       0        17,045  18,298
------------------------------------------------------------------------------------------------------------------------------------


EATON VANCE SERIES TRUST
------------------------------------------------------------------------------------------------------------------------------------
 Eaton Vance Tax-Managed Growth
 Fund 1.0                         Deloitte       10,506  10,918   0       0          5,200   5,300  0       0        15,706  16,218
------------------------------------------------------------------------------------------------------------------------------------

                                      D-4

                                                               AUDIT-RELATED                       ALL OTHER
                                                  AUDIT FEES        FEES(3)        TAX FEES(4)         FEES(5)          TOTAL
                                                  ----------     -------------     -----------       ---------          -----
                                                 2003    2004     2003    2004     2003    2004     2003    2004     2003    2004
                                                Fiscal  Fiscal   Fiscal  Fiscal   Fiscal  Fiscal   Fiscal  Fiscal   Fiscal  Fiscal
Trust/Fund Name                 Auditor(1)(2)    Year    Year     Year    Year     Year    Year     Year    Year     Year    Year
------------------------------------------------------------------------------------------------------------------------------------
EATON VANCE SERIES TRUST II
------------------------------------------------------------------------------------------------------------------------------------
 Eaton Vance Income Fund of
 Boston                           PWC          $20,950  $21,650  $0      $0      $13,400  $13,525  $0      $0      $34,350  $35,175
------------------------------------------------------------------------------------------------------------------------------------
 Eaton Vance Tax-Managed Emerging
 Markets Fund                     PWC           12,673** 40,375   0       0        1,102** 12,500   0       0       13,775** 52,875
------------------------------------------------------------------------------------------------------------------------------------


EATON VANCE SPECIAL INVESTMENT TRUST
------------------------------------------------------------------------------------------------------------------------------------
 Eaton Vance Balanced Fund        PWC           20,950   26,350   0       0       11,465   13,825   0       0       32,415   40,175
------------------------------------------------------------------------------------------------------------------------------------
 Eaton Vance Emerging Markets
 Fund                             Deloitte       8,549   10,032   0       0        5,200    5,300   0       0       13,749   15,332
------------------------------------------------------------------------------------------------------------------------------------
 Eaton Vance Greater India Fund   Deloitte       8,549   11,062   0       0        5,200    5,300   0       0       13,749   16,362
------------------------------------------------------------------------------------------------------------------------------------
 Eaton Vance Large-Cap Core Fund  Deloitte       5,047    8,859   0       0        5,600    5,800   0       0       10,647   14,699
------------------------------------------------------------------------------------------------------------------------------------
 Eaton Vance Large-Cap Value
 Fund                             PWC           20,950   21,850   0       0       11,765   11,950   0       0       32,715   33,800
------------------------------------------------------------------------------------------------------------------------------------
 Eaton Vance Small-Cap Growth
 Fund                             PWC           16,000   21,050   0       0       12,765   12,950   0       0       28,765   34,000
------------------------------------------------------------------------------------------------------------------------------------
 Eaton Vance Small-Cap Value
 Fund(7)                          Deloitte      15,759   22,330   0       0        9,600    9,900   0       0       25,359   32,230
------------------------------------------------------------------------------------------------------------------------------------
 Eaton Vance Special Equities
 Fund                             PWC           20,950   21,050   0       0        9,120    9,225   0       0       30,070   30,275
------------------------------------------------------------------------------------------------------------------------------------
 Eaton Vance Utilities Fund       PWC           20,950   21,550   0       0        9,075    9,175   0       0       30,025   30,725
------------------------------------------------------------------------------------------------------------------------------------


EATON VANCE VARIABLE TRUST
------------------------------------------------------------------------------------------------------------------------------------
 Eaton Vance VT Floating-Rate
 Income Fund                      Deloitte      21,140   24,516   0       0        6,000    6,100   0       0       27,140   30,616
------------------------------------------------------------------------------------------------------------------------------------
 Eaton Vance VT Worldwide Health
 Sciences Fund                    PWC           21,100   21,650   0       0        3,350    3,325   0       0       24,450   24,975
------------------------------------------------------------------------------------------------------------------------------------


PORTFOLIOS
------------------------------------------------------------------------------------------------------------------------------------
 Asian Small Companies Portfolio  Deloitte      27,089   27,954   0       0        5,200    5,400   0       0       32,289   33,354
------------------------------------------------------------------------------------------------------------------------------------
 Boston Income Portfolio          PWC           41,275   47,800   0       0        5,525    6,050   0       0       46,800   53,850
------------------------------------------------------------------------------------------------------------------------------------
 Capital Growth Portfolio         PWC           29,375   30,075   0       0        7,435    8,725   0       0       36,810   38,800
------------------------------------------------------------------------------------------------------------------------------------
 Cash Management Portfolio        PWC           31,475   32,175   0       0        6,045    6,475   0       0       37,520   38,650
------------------------------------------------------------------------------------------------------------------------------------
 Emerging Markets Portfolio       Deloitte      49,401   51,089   0       0        4,700    4,800   0       0       54,101   55,889
-----------------------------------------------------------------------------------------------------------------------------------
 Floating Rate Portfolio          Deloitte      64,439   66,333   0       0        5,000    5,200   0       0       69,439   71,533
------------------------------------------------------------------------------------------------------------------------------------
 Global Growth Portfolio          PWC           31,400   30,875   0       0        5,575    5,700   0       0       36,975   36,575
------------------------------------------------------------------------------------------------------------------------------------
 Government Obligations
 Portfolio                        PWC           49,875   57,500   0       0        8,555    8,350   0       0       58,430   65,850
------------------------------------------------------------------------------------------------------------------------------------
 Greater China Growth Portfolio   Deloitte      42,230   43,466   0       0        5,200    5,400   0       0       48,430   48,866
------------------------------------------------------------------------------------------------------------------------------------
 Growth Portfolio                 PWC           30,275   30,975   0       0        5,325    5,450   0       0       35,600   36,425
------------------------------------------------------------------------------------------------------------------------------------

                                      D-5

                                                               AUDIT-RELATED                       ALL OTHER
                                                  AUDIT FEES        FEES(3)        TAX FEES(4)         FEES(5)          TOTAL
                                                  ----------     -------------     -----------       ---------          -----
                                                 2003    2004     2003    2004     2003    2004     2003    2004     2003    2004
                                                Fiscal  Fiscal   Fiscal  Fiscal   Fiscal  Fiscal   Fiscal  Fiscal   Fiscal  Fiscal
Trust/Fund Name                 Auditor(1)(2)    Year    Year     Year    Year     Year    Year     Year    Year     Year    Year
------------------------------------------------------------------------------------------------------------------------------------
 High Income Portfolio            Deloitte      $64,478 $66,373  $0      $0       $5,800  $6,000   $0      $0       $70,278 $72,373
------------------------------------------------------------------------------------------------------------------------------------
 Investment Portfolio             PWC            10,700  10,950   0       0        4,900   5,025    0       0        15,600  15,975
------------------------------------------------------------------------------------------------------------------------------------
 Investment Grade Income
 Portfolio                        PWC            42,175  39,175   0       0        7,150   8,750    0       0        49,325  47,925
------------------------------------------------------------------------------------------------------------------------------------
 Large-Cap Core Portfolio         Deloitte       14,420  14,833   0       0        4,000   4,100    0       0        18,420  18,933
------------------------------------------------------------------------------------------------------------------------------------
 Large-Cap Growth Portfolio       Deloitte       14,420  17,139   0       0        4,000   4,100    0       0        18,420  21,239
------------------------------------------------------------------------------------------------------------------------------------
 Large-Cap Value Portfolio        PWC            32,075  33,275   0       0        7,060   8,350    0       0        39,135  41,625
------------------------------------------------------------------------------------------------------------------------------------
 Small-Cap Growth Portfolio       PWC            24,825  31,675   0       0        6,620   8,325    0       0        31,445  40,000
------------------------------------------------------------------------------------------------------------------------------------
 Small-Cap Portfolio              Deloitte       14,420  14,873   0       0        4,000   4,100    0       0        18,420  18,973
------------------------------------------------------------------------------------------------------------------------------------
 South Asia Portfolio             Deloitte       19,531  20,086   0       0        4,800   4,900    0       0        24,331  24,986
------------------------------------------------------------------------------------------------------------------------------------
 Special Equities Portfolio       PWC            30,975  31,675   0       0        5,490   5,850    0       0        36,465  37,525
------------------------------------------------------------------------------------------------------------------------------------
 Strategic Income Portfolio       PWC            81,800  85,600   0       0        7,500   7,900    0       0        89,300  93,500
------------------------------------------------------------------------------------------------------------------------------------
 Tax-Managed Growth Portfolio     Deloitte       74,739  76,942   0       0        6,300   6,500    0       0        81,039  83,442
------------------------------------------------------------------------------------------------------------------------------------
 Tax-Managed International
 Equity Portfolio                 Deloitte       20,909  23,834   0       0        4,000   4,100    0       0        24,909  27,934
------------------------------------------------------------------------------------------------------------------------------------
 Tax-Managed Mid-Cap Core
 Portfolio                        Deloitte       14,420  19,405   0       0        4,000   4,100    0       0        18,420  23,505
------------------------------------------------------------------------------------------------------------------------------------
 Tax-Managed Multi-Cap
 Opportunity Portfolio            Deloitte       18,849  23,834   0       0        4,000   4,100    0       0        22,849  27,934
------------------------------------------------------------------------------------------------------------------------------------
 Tax-Managed Small-Cap Value
 Portfolio                        Deloitte       16,647  19,405   0       0        3,700   4,100    0       0        20,347  23,505
------------------------------------------------------------------------------------------------------------------------------------
 Tax-Managed Small-Cap Growth
 Portfolio                        Deloitte       23,175  40,417   0       0        4,000   4,100    0       0        27,175  44,517
------------------------------------------------------------------------------------------------------------------------------------
 Tax-Managed Value Portfolio      Deloitte       58,671  60,462   0       0        4,000   4,100    0       0        62,671  64,562
------------------------------------------------------------------------------------------------------------------------------------
 Utilities Portfolio              PWC            30,975  31,675   0       0        6,045   6,000    0       0        37,020  37,675
------------------------------------------------------------------------------------------------------------------------------------
 Worldwide Health Sciences
 Portfolio                        PWC            38,300  38,250   0       0        5,500   5,625    0       0        43,800  43,875
------------------------------------------------------------------------------------------------------------------------------------

* The Fund commenced operations on December 6, 2004. No fees were billed for the 2003 or 2004 fiscal years.
** On February 6, 2004, the PIMCO PPA Tax-Efficient Structured Emerging Markets Fund, a series of PIMCO Funds: Multi-Manager Series (the "PIMCO Fund"), merged into the Fund. The Fund was formed for the purpose of continuing the investment program of the PIMCO Fund.

(1)  PWC refers to PricewaterhouseCoopers LLP
(2)  Deloitte refers to Deloitte & Touche LLP
(3) Audit-related fees consist of the aggregate fees billed for assurance and related services that are reasonably related to the performance of the audit of financial statements and are not reported under the category of audit fees.
(4) Tax fees consist of the aggregate fees billed for professional services rendered by the principal accountant relating to tax compliance, tax advice, and tax planning and specifically include fees for tax return preparation.
(5) All other fees consist of the aggregate fees billed for products and services provided by the principal accountant other than audit, audit-related, and tax services.
(6)  Fees  include  fees  billed for  services  rendered  to a master  fund (the
     "Portfolio") in which the Fund invested all of its assets until the Fund redeemed all of its shares of the Portfolio in September or October 2004 and began investing its assets directly in securities.
(7)  Fees  include  fees  billed for  services  rendered  to a master  fund (the
     "Portfolio") in which the Fund invested all of its assets until the Fund redeemed all of its shares of the Portfolio in May 2004 and began investing its assets directly in securities.

The following table presents (i) the aggregate non-audit fees (i.e., fees for audit-related, tax, and other services) billed for services rendered to each Fund for that Fund's last two fiscal years by the Fund's independent registered public accounting firm; and (ii) the aggregate non-audit fees (i.e., fees for audit-related, tax, and other services) billed for services rendered to the Eaton Vance Organization for the fiscal years ended October 31, 2003 and October 31, 2004 by each Fund's independent registered public accounting firm.

                                                            2003         2004
Trust/Fund Name                          Auditor(1)(2)  Fiscal Year  Fiscal Year
 ---------------                         -------------  -----------  -----------

Eaton Vance Growth Trust
--------------------------------------------------------------------------------
 Eaton Vance-Atlanta Capital Intermediate
 Bond Fund                                  Deloitte       $6,000       $6,100
--------------------------------------------------------------------------------
 Eaton Vance-Atlanta Capital Large-Cap
 Growth Fund                                Deloitte        5,600        5,800
--------------------------------------------------------------------------------
 Eaton Vance-Atlanta Capital Small-Cap
 Fund                                       Deloitte        5,600        5,800
--------------------------------------------------------------------------------
 Eaton Vance Asian Small Companies Fund     Deloitte        5,200        5,300
--------------------------------------------------------------------------------
 Eaton Vance Global Growth Fund             Deloitte        9,275        9,375
--------------------------------------------------------------------------------
 Eaton Vance Greater China Growth Fund      Deloitte        5,200        5,300
--------------------------------------------------------------------------------
 Eaton Vance Growth Fund                    PWC             8,875        8,975
--------------------------------------------------------------------------------
 Eaton Vance Worldwide Health Sciences
 Fund                                       PWC             9,575        9,675
--------------------------------------------------------------------------------

Eaton Vance Investment Trust
--------------------------------------------------------------------------------
 Eaton Vance California Limited Maturity
 Municipals Fund(3)                         Deloitte        8,500        9,200
--------------------------------------------------------------------------------
 Eaton Vance Florida Limited Maturity
 Municipals Fund(3)                         Deloitte        8,600        9,200
--------------------------------------------------------------------------------
 Eaton Vance Massachusetts Limited Maturity
 Municipals Fund(3)                         Deloitte        8,600        9,200
--------------------------------------------------------------------------------
 Eaton Vance National Limited Maturity
 Municipals Fund(3)                         Deloitte        8,900        9,200
--------------------------------------------------------------------------------
 Eaton Vance New Jersey Limited Maturity
 Municipals Fund(3)                         Deloitte        8,700        9,200
--------------------------------------------------------------------------------
 Eaton Vance New York Limited Maturity
 Municipals Fund(3)                         Deloitte        8,700        9,200
--------------------------------------------------------------------------------
 Eaton Vance Ohio Limited Maturity
 Municipals Fund(3)                         Deloitte        8,500        9,200
--------------------------------------------------------------------------------
 Eaton Vance Pennsylvania Limited Maturity
 Municipals Fund(3)                         Deloitte        8,700        9,200
--------------------------------------------------------------------------------

Eaton Vance Municipals Trust
--------------------------------------------------------------------------------
 Eaton Vance Alabama Municipals Fund(3)     Deloitte        9,200        9,400
--------------------------------------------------------------------------------
 Eaton Vance Arizona Municipals Fund(3)     Deloitte        9,200        9,400
--------------------------------------------------------------------------------
 Eaton Vance Arkansas Municipals Fund(3)    Deloitte        9,200        9,400
--------------------------------------------------------------------------------
 Eaton Vance California Municipals Fund(3)  Deloitte        9,200        9,400
--------------------------------------------------------------------------------
 Eaton Vance Colorado Municipals Fund(3)    Deloitte        9,200        9,400
--------------------------------------------------------------------------------
 Eaton Vance Connecticut Municipals Fund(3) Deloitte        9,200        9,400
--------------------------------------------------------------------------------
 Eaton Vance Florida Municipals Fund(3)     Deloitte        9,200        9,400
--------------------------------------------------------------------------------
 Eaton Vance Georgia Municipals Fund(3)     Deloitte        9,200        9,400
--------------------------------------------------------------------------------
 Eaton Vance Kentucky Municipals Fund(3)    Deloitte        9,200        9,400
--------------------------------------------------------------------------------
 Eaton Vance Louisiana Municipals Fund(3)   Deloitte        9,200        9,400
--------------------------------------------------------------------------------
 Eaton Vance Maryland Municipals Fund(3)    Deloitte        9,200        9,400
--------------------------------------------------------------------------------
 Eaton Vance Massachusetts Municipals
 Fund(3)                                    Deloitte        9,200        9,400
--------------------------------------------------------------------------------
 Eaton Vance Michigan Municipals Fund(3)    Deloitte        9,200        9,400
--------------------------------------------------------------------------------
 Eaton Vance Minnesota Municipals Fund(3)   Deloitte        9,200        9,400
--------------------------------------------------------------------------------
 Eaton Vance Mississippi Municipals Fund(3) Deloitte        9,200        9,400
--------------------------------------------------------------------------------
 Eaton Vance Missouri Municipals Fund(3)    Deloitte        9,200        9,400
--------------------------------------------------------------------------------

                                                            2003         2004
Trust/Fund Name                          Auditor(1)(2)  Fiscal Year  Fiscal Year
 ---------------                         -------------  -----------  -----------

 Eaton Vance National Municipals Fund(3)    Deloitte       $9,200       $9,400
--------------------------------------------------------------------------------
 Eaton Vance New Jersey Municipals Fund(3)  Deloitte        9,200        9,400
--------------------------------------------------------------------------------
 Eaton Vance New York Municipals Fund(3)    Deloitte        9,200        9,400
--------------------------------------------------------------------------------
 Eaton Vance North Carolina Municipals
 Fund(3)                                    Deloitte        9,200        9,400
--------------------------------------------------------------------------------
 Eaton Vance Ohio Municipals Fund(3)        Deloitte        9,200        9,400
--------------------------------------------------------------------------------
 Eaton Vance Oregon Municipals Fund(3)      Deloitte        9,200        9,400
--------------------------------------------------------------------------------
 Eaton Vance Pennsylvania Municipals
 Fund(3)                                    Deloitte        9,200        9,400
--------------------------------------------------------------------------------
 Eaton Vance Rhode Island Municipals
 Fund(3)                                    Deloitte        9,200        9,400
--------------------------------------------------------------------------------
 Eaton Vance South Carolina Municipals
 Fund(3)                                    Deloitte        9,200        9,400
--------------------------------------------------------------------------------
 Eaton Vance Tennessee Municipals Fund(3)   Deloitte        9,200        9,400
--------------------------------------------------------------------------------
 Eaton Vance Virginia Municipals Fund(3)    Deloitte        9,200        9,400
--------------------------------------------------------------------------------
 Eaton Vance West Virginia Municipals
 Fund(3)                                    Deloitte        9,200        9,400
--------------------------------------------------------------------------------

Eaton Vance Municipals Trust II
--------------------------------------------------------------------------------
 Eaton Vance Florida Insured Municipals
 Fund(3)                                    Deloitte        8,700        9,200
--------------------------------------------------------------------------------
 Eaton Vance Hawaii Municipals Fund(3)      Deloitte        8,500        9,200
--------------------------------------------------------------------------------
 Eaton Vance High Yield Municipals Fund(3)  Deloitte        8,900        9,200
--------------------------------------------------------------------------------
 Eaton Vance Kansas Municipals Fund(3)      Deloitte        8,400        9,200
--------------------------------------------------------------------------------

Eaton Vance Mutual Funds Trust
--------------------------------------------------------------------------------
 Eaton Vance Cash Management Fund           PWC             5,210        5,250
--------------------------------------------------------------------------------
 Eaton Vance Diversified Income Fund*       Deloitte            0            0
--------------------------------------------------------------------------------
 Eaton Vance Equity Research Fund           PWC             8,500        8,600
--------------------------------------------------------------------------------
 Eaton Vance Floating-Rate Fund             Deloitte        5,800        6,000
--------------------------------------------------------------------------------
 Eaton Vance Floating-Rate & High Income
 Fund                                       Deloitte        5,800        6,000
--------------------------------------------------------------------------------
 Eaton Vance Government Obligations Fund    PWC            12,485       12,675
--------------------------------------------------------------------------------
 Eaton Vance High Income Fund               Deloitte        5,800        5,800
--------------------------------------------------------------------------------
 Eaton Vance Low Duration Fund              PWC            10,540       10,800
--------------------------------------------------------------------------------
 Eaton Vance Money Market Fund              PWC             5,185        5,225
--------------------------------------------------------------------------------
 Eaton Vance Municipal Bond Fund            Deloitte        5,400        5,600
--------------------------------------------------------------------------------
 Eaton Vance Strategic Income Fund          PWC            16,600       18,100
--------------------------------------------------------------------------------
 Eaton Vance Tax Free Reserves              PWC             5,185        5,225
--------------------------------------------------------------------------------
 Eaton Vance Tax-Managed Dividend Income
 Fund                                       Deloitte        5,800            0
--------------------------------------------------------------------------------
 Eaton Vance Tax-Managed Equity Asset
 Allocation Fund                            Deloitte       15,500       16,000
--------------------------------------------------------------------------------
 Eaton Vance Tax-Managed Growth Fund 1.1    Deloitte        5,200        5,300
--------------------------------------------------------------------------------
 Eaton Vance Tax-Managed Growth Fund 1.2    Deloitte        5,200        5,300
--------------------------------------------------------------------------------
 Eaton Vance Tax-Managed International
 Equity Fund                                Deloitte        5,800        5,900
--------------------------------------------------------------------------------
 Eaton Vance Tax-Managed Mid-Cap Core Fund  Deloitte        5,600        6,000
--------------------------------------------------------------------------------
 Eaton Vance Tax-Managed Multi-Cap
 Opportunity Fund                           Deloitte        5,600        5,800
--------------------------------------------------------------------------------
 Eaton Vance Tax-Managed Small-Cap Growth
 Fund 1.1                                   Deloitte        5,800        6,000
--------------------------------------------------------------------------------
 Eaton Vance Tax-Managed Small-Cap Growth
 Fund 1.2                                   Deloitte        5,800        6,000
--------------------------------------------------------------------------------
 Eaton Vance Tax-Managed Small-Cap Value
 Fund                                       Deloitte        5,600        5,800
--------------------------------------------------------------------------------
 Eaton Vance Tax-Managed Value Fund         Deloitte        5,800        6,000
--------------------------------------------------------------------------------

Eaton Vance Series Trust
--------------------------------------------------------------------------------
 Eaton Vance Tax-Managed Growth Fund 1.0    Deloitte        5,200        5,300
--------------------------------------------------------------------------------

                                                            2003         2004
Trust/Fund Name                          Auditor(1)(2)  Fiscal Year  Fiscal Year
 ---------------                         -------------  -----------  -----------
Eaton Vance Series Trust II
--------------------------------------------------------------------------------
 Eaton Vance Income Fund of Boston          PWC           $13,400      $13,525
--------------------------------------------------------------------------------
 Eaton Vance Tax-Managed Emerging Markets
 Fund                                       PWC             1,102       12,500
--------------------------------------------------------------------------------

Eaton Vance Special Investment Trust
--------------------------------------------------------------------------------
 Eaton Vance Balanced Fund                  PWC            11,465       13,825
--------------------------------------------------------------------------------
 Eaton Vance Emerging Markets Fund          Deloitte        5,200        5,300
--------------------------------------------------------------------------------
 Eaton Vance Greater India Fund             Deloitte        5,200        5,300
--------------------------------------------------------------------------------
 Eaton Vance Large-Cap Core Fund            Deloitte        5,600        5,800
--------------------------------------------------------------------------------
 Eaton Vance Large-Cap Value Fund           PWC            11,765       11,950
--------------------------------------------------------------------------------
 Eaton Vance Small-Cap Growth Fund          PWC            12,765       12,950
--------------------------------------------------------------------------------
 Eaton Vance Small-Cap Value Fund(4)        Deloitte        9,600        9,900
--------------------------------------------------------------------------------
 Eaton Vance Special Equities Fund          PWC             9,120        9,225
--------------------------------------------------------------------------------
 Eaton Vance Utilities Fund                 PWC             9,075        9,175
--------------------------------------------------------------------------------

Eaton Vance Variable Trust
--------------------------------------------------------------------------------
 Eaton Vance VT Floating-Rate Income
 Fund                                       Deloitte        6,000        6,100
--------------------------------------------------------------------------------
 Eaton Vance VT Worldwide Health
 Sciences Fund                              PWC             3,350        3,325
--------------------------------------------------------------------------------

Portfolios
--------------------------------------------------------------------------------
 Asian Small Companies Portfolio            Deloitte        5,200        5,400
--------------------------------------------------------------------------------
 Boston Income Portfolio                    PWC             5,525        6,050
--------------------------------------------------------------------------------
 Capital Growth Portfolio                   PWC             7,435        8,725
--------------------------------------------------------------------------------
 Cash Management Portfolio                  PWC             6,045        6,475
--------------------------------------------------------------------------------
 Emerging Markets Portfolio                 Deloitte        4,700        4,800
--------------------------------------------------------------------------------
 Floating Rate Portfolio                    Deloitte        5,000        5,200
--------------------------------------------------------------------------------
 Global Growth Portfolio                    PWC             5,575        5,700
--------------------------------------------------------------------------------
 Government Obligations Portfolio           PWC             8,555        8,350
--------------------------------------------------------------------------------
 Greater China Growth Portfolio             Deloitte        5,200        5,400
--------------------------------------------------------------------------------
 Growth Portfolio                           PWC             5,325        5,450
--------------------------------------------------------------------------------
 High Income Portfolio                      Deloitte        5,800        6,000
--------------------------------------------------------------------------------
 Investment Portfolio                       PWC             4,900        5,025
--------------------------------------------------------------------------------
 Investment Grade Income Portfolio          PWC             7,150        8,750
--------------------------------------------------------------------------------
 Large-Cap Core Portfolio                   Deloitte        4,000        4,100
--------------------------------------------------------------------------------
 Large-Cap Growth Portfolio                 Deloitte        4,000        4,100
--------------------------------------------------------------------------------
 Large-Cap Value Portfolio                  PWC             7,060        8,350
--------------------------------------------------------------------------------
 Small-Cap Growth Portfolio                 PWC             6,620        8,325
--------------------------------------------------------------------------------
 Small-Cap Portfolio                        Deloitte        4,000        4,100
--------------------------------------------------------------------------------
 South Asia Portfolio                       Deloitte        4,800        4,900
--------------------------------------------------------------------------------
 Special Equities Portfolio                 PWC             5,490        5,850
--------------------------------------------------------------------------------
 Strategic Income Portfolio                 PWC             7,500        7,900
--------------------------------------------------------------------------------
 Tax-Managed Growth Portfolio               Deloitte        6,300        6,500
--------------------------------------------------------------------------------
 Tax-Managed International Equity
 Portfolio                                  Deloitte        4,000        4,100
--------------------------------------------------------------------------------
 Tax-Managed Mid-Cap Core Portfolio         Deloitte        4,000        4,100
--------------------------------------------------------------------------------
 Tax-Managed Multi-Cap Opportunity
 Portfolio                                  Deloitte        4,000        4,100
--------------------------------------------------------------------------------
 Tax-Managed Small-Cap Growth Portfolio     Deloitte        4,000        4,100
--------------------------------------------------------------------------------
 Tax-Managed Small-Cap Value Portfolio      Deloitte        3,700        4,100
--------------------------------------------------------------------------------

                                                            2003         2004
Trust/Fund Name                          Auditor(1)(2)  Fiscal Year  Fiscal Year
 ---------------                         -------------  -----------  -----------
 Tax-Managed Small-Cap Growth Portfolio     Deloitte        4,000        4,100
--------------------------------------------------------------------------------
 Tax-Managed Value Portfolio                Deloitte        4,000        4,100
--------------------------------------------------------------------------------
 Utilities Portfolio                        PWC             6,045        6,000
--------------------------------------------------------------------------------
 Worldwide Health Sciences Portfolio        PWC             5,500        5,625
--------------------------------------------------------------------------------
Eaton Vance(5)                              Deloitte        467,489      340,730
                                            PWC                   0       84,490

* The Fund commenced operations on December 6, 2004. No fees were billed for the 2003 or 2004 fiscal years.

(1)  PWC refers to PricewaterhouseCoopers LLP
(2)  Deloitte refers to Deloitte & Touche LLP
(3)  Fees  include  fees  billed for  services  rendered  to a master  fund (the
     "Portfolio") in which the Fund invested all of its assets until the Fund redeemed all of its shares of the Portfolio in September or October 2004 and began investing its assets directly in securities.
(4)  Fees  include  fees  billed for  services  rendered  to a master  fund (the
     "Portfolio") in which the Fund invested all of its assets until the Fund redeemed all of its shares of the Portfolio in May 2004 and began investing its assets directly in securities.
(5) The Funds' investment adviser and any of its affiliates that provide ongoing services to the Funds which are subsidiaries of Eaton Vance Corp.

                                                                       Exhibit E

                                                             Officer Biographies
                                                             -------------------

                                     Term of
                                   Position(s)      Office and
Name, Address                       Held with        Length of                               Principal Occupations
and Date of Birth(1)                 Fund(4)        Time Served                            During Past Five Years(2)
------------------------------------------------------------------------------------------------------------------------------------
William H. Ahern, Jr.             Vice President   See Exhibit F  Vice President of Eaton Vance and BMR.  Officer of 78 registered
DOB: 7/28/59                                                      investment companies managed by Eaton Vance or BMR.

Edward R. Allen, III              Vice President   See Exhibit F  Partner and Chairman of the International Investment Committee of
DOB:  7/5/60                                                      Eagle Global Advisors.  Officer of 1 registered investment company managed by Eaton Vance or BMR.

Kristin S. Anagnost                 Treasurer      See Exhibit F  Assistant Vice President of Eaton Vance and BMR.  Officer of 106
DOB:  6/12/65                                                     registered investment companies managed by Eaton Vance or BMR.

William J. Austin, Jr.              Treasurer      See Exhibit F  Vice President of Eaton Vance and BMR.  Officer of 53 registered
DOB:  12/27/51                                                    investment companies managed by Eaton Vance or BMR.

William O. Bell, IV               Vice President   See Exhibit F  Vice President of Atlanta Capital.  Officer of 1 registered
DOB: 7/26/73                                                      investment company managed by Eaton Vance or BMR.

Craig R. Brandon                  Vice President   See Exhibit F  Vice President of Eaton Vance and BMR.  Officer of 44 registered
DOB:  12/31/66                                                    investment companies managed by Eaton Vance or BMR.

Barbara E. Campbell                 Treasurer      See Exhibit F  Vice President of Eaton Vance and BMR.  Officer of 195 registered
DOB: 6/19/57                                                      investment companies managed by Eaton Vance or BMR.

Pamela Chan(3)                    Vice President   See Exhibit F  Director of Lloyd George Investment Management (Bermuda) Limited.
DOB: 2/7/57                                                       Officer of 1 registered investment company managed by Eaton Vance or BMR.

Cynthia J. Clemson                Vice President   See Exhibit F  Vice President of Eaton Vance and BMR.  Officer of 84 registered
DOB: 3/2/63                                                       investment companies managed by Eaton Vance or BMR.

Gregory L. Coleman                Vice President   See Exhibit F  Partner of Atlanta Capital.  Officer of 8 registered investment
DOB: 10/28/49                                                     companies managed by Eaton Vance or BMR.

Arieh Coll                        Vice President   See Exhibit F  Vice President of Eaton Vance and BMR.  Officer of 6 registered
DOB: 11/9/63                                                      investment companies managed by Eaton Vance or BMR.

Alan R. Dynner                      Secretary      See Exhibit F  Vice President, Secretary and Chief Legal Officer of Eaton Vance,
DOB: 10/10/40                                                     BMR, EVD, EV and EVC.  Officer of 195 registered investment companies managed by Eaton Vance or BMR.

Thomas E. Faust Jr.                President or    See Exhibit F  Executive Vice President of Eaton Vance, BMR, EVC and EV.  Chief
DOB: 5/31/58                      Vice President                  Investment Officer of Eaton Vance and BMR and Director of EVC.
                                                                  Chief Executive Officer of Belair Capital Fund LLC, Belcrest
                                                                  Capital Fund LLC, Belmar Capital Fund LLC, Belport Capital Fund
                                                                  and Belrose Capital Fund LLC (private investment companies sponsored by Eaton Vance).  Officer of 59 registered investment companies managed by Eaton Vance or BMR.

Thomas J. Fetter                   President or    See Exhibit F  Vice President of Eaton Vance and BMR.  Officer of 124 registered
DOB: 8/20/43                      Vice President                  investment companies managed by Eaton Vance or BMR.

                                      E-1

                                     Term of
                                   Position(s)      Office and
Name, Address                       Held with        Length of                               Principal Occupations
and Date of Birth(1)                 Fund(4)        Time Served                            During Past Five Years(2)
------------------------------------------------------------------------------------------------------------------------------------
Michelle A. Green                   Treasurer      See Exhibit F  Vice President of Eaton Vance and BMR.  Chief Financial Officer of
DOB:  8/25/69                                                     Belair Capital Fund LLC, Belcrest Capital Fund LLC, Belmar Capita
                                                                  Fund LLC, Belport Capital Fund LLC and Belrose Capital Fund LLC
                                                                  (private investment companies sponsored by EVM).  Officer of 82 registered investment companies managed by Eaton Vance or BMR.

William R. Hackney, III           Vice President   See Exhibit F  Managing Partner and member of the Executive Committee of Atlanta
DOB: 4/12/48                                                      Capital.  Officer of 3 registered investment companies managed by
                                                                  Eaton Vance or BMR.

W. Matthew Hereford               Vice President   See Exhibit F  Vice President of Atlanta Capital. Previously, portfolio manager
DOB: 6/21/72                                                      with INVESCO (1998-2002).  Officer of 1 registered investment company managed by Eaton Vance or BMR.

Thomas P. Huggins                 Vice President   See Exhibit F  Vice President of Eaton Vance and BMR.  Officer of 6 registered
DOB: 3/7/66                                                       investment companies managed by Eaton Vance or BMR.

Thomas N. Hunt, III               Vice President   See Exhibit F  Partner of Eagle Global Advisors.  Officer of 1 registered
DOB:  11/6/64                                                     investment company managed by Eaton Vance or BMR.

Marilyn Robinson Irvin            Vice President   See Exhibit F  Senior Vice President and Principal of Atlanta Capital.  Officer
DOB: 6/17/58                                                      of 1 registered investment company managed by Eaton Vance or BMR.

Samuel D. Isaly(3)                 President or    See Exhibit F  Managing Partner of OrbiMed Advisors, LLC. Officer of 3 registered
DOB: 3/12/45                      Vice President                  investment companies managed by Eaton Vance or BMR.

Christine Johnston                Vice President   See Exhibit F  Vice President of Eaton Vance and BMR.  Officer of 2 registered
DOB:  11/9/72                                                     investment companies managed by Eaton Vance or BMR.

Elizabeth S. Kenyon                 President      See Exhibit F  Vice President of Eaton Vance and BMR.  Officer of 2 registered
DOB: 9/8/59                                                       investment companies managed by Eaton Vance or BMR.

William Walter Raleigh Kerr(3)    Vice President   See Exhibit F  Director, Finance Director and Chief Operating Officer of Lloyd
DOB: 8/17/50                                                      George Investment Management (Bermuda) Limited.  Director of LGM.
                                                                  Officer of 4 registered investment companies managed by Eaton
                                                                  Vance or BMR.

Duke Laflamme                     Vice President   See Exhibit F  Vice President of Eaton Vance and BMR.  Officer of 11 registered
DOB: 7/8/69                                                       investment companies managed by Eaton Vance or BMR.

Thomas H. Luster                  Vice President   See Exhibit F  Vice President of Eaton Vance and BMR.  Officer of 16 registered
DOB:  4/8/62                                                      investment companies managed by Eaton Vance or BMR.

Michael R. Mach                   Vice President   See Exhibit F  Vice President of Eaton Vance and BMR.  Officer of 29 registered
DOB: 7/15/47                                                      investment companies managed by Eaton Vance or BMR.

Robert B. MacIntosh               Vice President   See Exhibit F  Vice President of Eaton Vance and BMR. Officer of 124 registered
DOB 1/22/57                                                       investment companies managed by Eaton Vance or BMR.

Paul J. Marshall                  Vice President   See Exhibit F  Vice President of Atlanta Capital.  Previously, portfolio manager
DOB: 5/2/65                                                       for Bank of America Capital Management (1995-2000).  Officer of 2
                                                                  registered investment companies managed by Eaton Vance or BMR.

Samir Mehta(3)                    Vice President   See Exhibit F  Investment Manager of Lloyd George Investment Management (Bermuda)
DOB: 5/30/67                                                      Limited.  Officer of 1 registered investment company managed by
                                                                  Eaton Vance or BMR.

                                      E-2

                                     Term of
                                   Position(s)      Office and
Name, Address                       Held with        Length of                               Principal Occupations
and Date of Birth(1)                 Fund(4)        Time Served                            During Past Five Years(2)
------------------------------------------------------------------------------------------------------------------------------------
Thomas M. Metzold                 Vice President   See Exhibit F  Vice President of Eaton Vance and BMR.  Officer of 49 registered
DOB: 8/3/58                                                       investment companies managed by Eaton Vance or BMR.

James L. O'Connor                   Treasurer      See Exhibit F  Vice President of Eaton Vance, BMR and EVD.  Officer of 118
DOB: 4/1/45                                                       registered investment companies managed by Eaton Vance or BMR.

Paul M. O'Neil                        Chief        See Exhibit F  Vice President of Eaton Vance and BMR.  Officer of 195 registered
DOB:  7/11/53                       Compliance                    investment companies managed by EVM or BMR.
                                     Officer

Scott H. Page                      President or    See Exhibit F  Vice President of Eaton Vance and BMR.  Officer of 13 registered
DOB: 11/30/59                     Vice President                  investment companies managed by Eaton Vance or BMR.

Lewis R. Piantedosi               Vice President   See Exhibit F  Vice President of Eaton Vance and BMR.  Officer of 4 registered
DOB: 8/10/65                                                      investment companies managed by Eaton Vance or BMR.

George C. Pierides                Vice President   See Exhibit F  Senior Managing Director of Fox.  Officer of 12 registered
DOB: 12/16/57                                                     investment companies managed by Eaton Vance or BMR.

Cliff Quisenberry, Jr.            Vice President   See Exhibit F  Vice President and Global Portfolio Manager of Parametric
DOB:  1/1/65                                                      Portfolio Associates.  Officer of 2 registered investment
                                                                  companies managed by Eaton Vance or BMR.

Charles B. Reed                   Vice President   See Exhibit F  Vice President of Atlanta Capital.  Officer of 2 registered
DOB: 10/9/65                                                      investment companies managed by Eaton Vance or BMR.

Jacob Rees-Mogg                   Vice President   See Exhibit F  Investment Manager of Lloyd George Investment Management (Bermuda)
DOB:  5/24/69                                                     Limited.  Officer of 2 registered investment companies managed by
                                                                  Eaton Vance or BMR.

Duncan W. Richardson               President or    See Exhibit F  Senior Vice President and Chief Equity Investment Officer of
DOB: 10/26/57                     Vice President                  Eaton Vance and BMR.  Officer of 46 registered investment
                                                                  companies managed by Eaton Vance or BMR.

Walter A. Row, III                Vice President   See Exhibit F  Director of Equity Research and a Vice President of Eaton Vance
DOB: 7/20/57                                                      and BMR.  Officer of 26 registered investment companies managed by Eaton Vance or BMR.

Judith A. Saryan                  Vice President   See Exhibit F  Vice President of Eaton Vance and BMR.  Officer of 28 registered
DOB:  8/21/54                                                     investment companies managed by Eaton Vance or BMR.

Susan Schiff                      Vice President   See Exhibit F  Vice President of Eaton Vance and BMR.  Officer of 28 registered
DOB: 3/13/61                                                      investment companies managed by Eaton Vance or BMR.

Toni Y. Shimura                   Vice President   See Exhibit F  Vice President of Eaton Vance and BMR.  Previously, Senior Vice
DOB:  2/3/52                                                      President and portfolio manager with Massachusetts Financial
                                                                  Services Company (1993-2002).  Officer of 3 registered investment companies managed by Eaton Vance or BMR.

Payson F. Swaffield                President or    See Exhibit F  Vice President of Eaton Vance and BMR.  Officer of 13 registered
DOB: 8/13/56                      Vice President                  investment companies managed by Eaton Vance or BMR.

Mark S. Venezia                     President      See Exhibit F  Vice President of Eaton Vance and BMR.  Officer of 5 registered
DOB: 5/23/49                                                      investment companies managed by Eaton Vance or BMR.

Michael W. Weilheimer               President      See Exhibit F  Vice President of Eaton Vance and BMR.  Officer of 10 registered
DOB: 2/11/61                                                      investment companies managed by Eaton Vance or BMR.

                                      E-3

                                     Term of
                                   Position(s)      Office and
Name, Address                       Held with        Length of                               Principal Occupations
and Date of Birth(1)                 Fund(4)        Time Served                            During Past Five Years(2)
------------------------------------------------------------------------------------------------------------------------------------
James A. Womack                   Vice President   See Exhibit F  Vice President of Atlanta Capital.  Officer of 8 registered
DOB: 11/20/68                                                     investment companies managed by Eaton Vance or BMR.

Kooi Cho Yu                       Vice President   See Exhibit F  Senior Fund Manager of Lloyd George Investment Management
DOB:  10/19/71                                                    (Bermuda) Limited.  Previously, Director for DBS Asset Management
                                                                  (1995-2001).  Officer of 1 registered investment company managed by Eaton Vance or BMR.

(1) The business address of each officer is The Eaton Vance Building, 255 State Street, Boston, MA 02109 with the exception of of William Kerr, Samuel Isaly, Samir Mehta, Kooi Cho Yu and Pamela Chan.
(2)  Includes both master and feeder-funds in master-feeder structure.
(3) The business address for William Kerr, Samir Mehta, Kooi Cho Yu and Pamela Chan is 3808 One Exchange Square, Central, Hong Kong and the business address of Samuel Isaly is 767 3rd Avenue, New York, NY 10017.
(4) See Exhibit F for the specific offices held in the Funds and Portfolios that each officer serves on.

                                                                       Exhibit F

                Interested
                Trustees(2)               Noninterested Trustees(2)

                 Lloyd
Trusts(3)        George   Hawkes   Chen   Hayes   Park  Pearlman Reamer    Stout  Ahern   Allen   Anagnost   Austin   Bell  Brandon
------------------------------------------------------------------------------------------------------------------------------------
 Growth             --    T-1989    --     1989   2003    2003    1989     1998     --     --        --        --      --     --
------------------------------------------------------------------------------------------------------------------------------------
 Investment         --   T/VP-1985  --     1986   2003    2003    1985     1998   VP-2004  --        --        --      --   VP-2004
------------------------------------------------------------------------------------------------------------------------------------
 Municipals         --   T/VP-1985  --     1986   2003    2003    1985     1998   VP-2004  --        --        --      --   VP-2004
------------------------------------------------------------------------------------------------------------------------------------
 Municipals II      --   T/VP-1993  --     1993   2003    2003    1993     1998   VP-2004  --        --        --      --   VP-2004
------------------------------------------------------------------------------------------------------------------------------------
 Mutual Funds       --    T-1991    --     1986   2003    2003    1986     1998   VP-1995  --        --        --      --     --
------------------------------------------------------------------------------------------------------------------------------------
 Series             --    T-1997    --     1996   2003    2003    1996     2003     --     --        --        --      --     --
------------------------------------------------------------------------------------------------------------------------------------
 Series II          --    T-1998    --     1989   2003    2003    1989     2001     --     --        --        --      --     --
------------------------------------------------------------------------------------------------------------------------------------
 Special            --    T-1989    --     1989   2003    2003    1989     1998     --     --        --        --      --     --
 Investment
------------------------------------------------------------------------------------------------------------------------------------
 Variable           --   T/P-2000   --     2000   2003    2003    2000     2000     --     --        --        --      --     --
------------------------------------------------------------------------------------------------------------------------------------
 Advisers Senior    --    T-1998    --     1998   2003    2003    1998     1998     --     --        --        --      --     --
 Floating-Rate
 Fund
------------------------------------------------------------------------------------------------------------------------------------
 Classic Senior     --    T-1993    --     1994   2003    2003    1994     1998     --     --        --        --      --     --
 Floating-Rate
 Fund
------------------------------------------------------------------------------------------------------------------------------------
 Institutional      --    T-1999    --     1999   2003    2003    1999     1999     --     --        --        --      --     --
 Senior
 Floating-Rate
 Fund
------------------------------------------------------------------------------------------------------------------------------------
 Prime Rate         --    T-1989    --     1989   2003    2003    1989     1998     --     --        --        --      --     --
 Reserves
------------------------------------------------------------------------------------------------------------------------------------

Trusts(3)        Campbell   Chan   Clemson  Coleman   Coll   Dynner(1)
----------------------------------------------------------------------
 Growth             --       --       --    VP-2001    --      1997
----------------------------------------------------------------------
 Investment         --       --    VP-2004    --       --      1997
----------------------------------------------------------------------
 Municipals         --       --    VP-2004    --       --      1997
----------------------------------------------------------------------
 Municipals II      --       --    VP-2004    --       --      1997
----------------------------------------------------------------------
 Mutual Funds       --       --       --      --       --      1997
----------------------------------------------------------------------
 Series             --       --       --      --       --      1997
----------------------------------------------------------------------
 Series II          --       --       --      --       --      1997
----------------------------------------------------------------------
 Special            --       --       --      --       --      1997
 Investment
----------------------------------------------------------------------
 Variable           --       --       --      --     VP-2004   2000
----------------------------------------------------------------------
 Advisers Senior Treas.-2002 --       --      --       --      1998
 Floating-Rate     AT-1998
 Fund
----------------------------------------------------------------------
 Classic Senior  Treas.-2002 --       --      --       --      1997
 Floating-Rate    AT-1993
 Fund
----------------------------------------------------------------------
 Institutional   Treas.-2002 --       --      --       --      1999
 Senior            AT-1999
 Floating-Rate
 Fund
----------------------------------------------------------------------
 Prime Rate      Treas.-2002 --       --      --       --      1997
 Reserves          AT-1991
----------------------------------------------------------------------

                 Lloyd
Portfolios(3)    George   Hawkes   Chen   Hayes   Park  Pearlman Reamer    Stout  Ahern   Allen   Anagnost   Austin   Bell  Brandon
------------------------------------------------------------------------------------------------------------------------------------
 Asian Small     T/P-1996T/VP-1996T-1996  T-1996 T-2003  T-2003  T-1996   T-1998    --     --        --     Treas.-2002--     --
 Companies                                                                                                   AT-1996
------------------------------------------------------------------------------------------------------------------------------------
 Boston Income      --    T-2001    --    T-2001 T-2003  T-2003  T-2001   T-2001    --     --        --        --      --     --

------------------------------------------------------------------------------------------------------------------------------------
 Capital Growth     --    T-2000    --    T-2000 T-2003  T-2003  T-2000   T-2000    --     --        --     Treas.-2002--     --
                                                                                                             AT-2000
------------------------------------------------------------------------------------------------------------------------------------
 Cash Management    --    T-1993    --    T-1993 T-2003  T-2003  T-1993   T-1998    --     --    Treas.-2002   --      --     --
                                                                                                   AT-1998
------------------------------------------------------------------------------------------------------------------------------------
 Emerging Markets  T/P-   T/VP-    T-1994 T-1994 T-2003  T-2003  T-1996   T-2003    --     --    Treas.-2002   --      --     --
                  1994    1994                                                                     AT-1998
------------------------------------------------------------------------------------------------------------------------------------
 Floating Rate      --    T-2000    --    T-2000 T-2003  T-2003  T-2000   T-2000    --     --        --        --      --     --

------------------------------------------------------------------------------------------------------------------------------------
 Global Growth    T-1996  T-1995  T-1996  T-1995 T-2003  T-2003  T-1995   T-1998    --     --        --     Treas.-2002--     --
                 VP-1995                                                                                     AT-2001
------------------------------------------------------------------------------------------------------------------------------------
 Government         --    T-1992    --    T-1993 T-2003  T-2003  T-1993   T-1998    --     --        --        --      --     --
 Obligations
------------------------------------------------------------------------------------------------------------------------------------
Greater China    T/P-1992T/VP-1992T-1992  T-1992 T-2003  T-2003  T-1996   T-2003    --     --        --     Treas.-2002--     --
Growth                                                                                                       AT-1992
------------------------------------------------------------------------------------------------------------------------------------
 Growth             --    T-1992    --    T-1993 T-2003  T-2003  T-1993   T-1998    --     --        --     Treas.-2002--     --
                                                                                                             AT-1993
------------------------------------------------------------------------------------------------------------------------------------
 High Income        --    T-1992    --    T-1993 T-2003  T-2003  T-1993   T-1998    --     --        --        --      --     --

------------------------------------------------------------------------------------------------------------------------------------
 Investment         --    T-2002    --    T-2002 T-2003  T-2003  T-2002   T-2002    --     --        --        --      --     --
------------------------------------------------------------------------------------------------------------------------------------
 Investment         --    T-2000    --    T-2000 T-2003  T-2003  T-2000   T-2000    --     --        --     Treas.-2002--     --
 Grade Income                                                                                                 AT-2000
------------------------------------------------------------------------------------------------------------------------------------
 Large-Cap Core     --    T-2002    --    T-2002 T-2003  T-2003  T-2002   T-2002    --     --        --        --      --     --
------------------------------------------------------------------------------------------------------------------------------------
 Large-Cap Growth   --   T/P-2001   --    T-2001 T-2003  T-2003  T-2001   T-2001    --     --    Treas.-2002   --      --     --
                                                                                                   AT-2001
------------------------------------------------------------------------------------------------------------------------------------

Portfolios(3)     Campbell   Chan   Clemson  Coleman   Coll   Dynner(1)
-----------------------------------------------------------------------
 Asian Small         --       --       --      --       --      1997
 Companies
-----------------------------------------------------------------------
 Boston Income    Treas.-2002 --       --      --       --      2001
                   AT-2001
-----------------------------------------------------------------------
 Capital Growth      --       --       --      --     VP-2000   2000
-----------------------------------------------------------------------
 Cash Management     --       --       --      --       --      1997
-----------------------------------------------------------------------
 Emerging Markets    --       --       --      --       --      1997
-----------------------------------------------------------------------
 Floating Rate    Treas.2002  --       --      --       --      2000
                   AT-2000
-----------------------------------------------------------------------
 Global Growth       --       --       --      --     VP-2003   1997
-----------------------------------------------------------------------
 Government       Treas.-2002 --       --      --       --      1997
 Obligations       AT-1998
-----------------------------------------------------------------------
 Greater China        --     VP-2002    --      --       --      1997
 Growth
-----------------------------------------------------------------------
 Growth              --       --       --      --     VP-2000   1997
-----------------------------------------------------------------------
 High Income      Treas.-2002 --       --      --       --      1997
                   AT-1993
-----------------------------------------------------------------------
 Investment       Treas.-2002 --       --      --       --      2002
-----------------------------------------------------------------------
 Investment          --       --       --      --       --      2000
 Grade Income
-----------------------------------------------------------------------
 Large-Cap Core      --       --       --      --       --      2002
-----------------------------------------------------------------------
 Large-Cap Growth    --       --       --      --       --      2001
-----------------------------------------------------------------------

                 Lloyd
Portfolios(3)    George   Hawkes   Chen   Hayes   Park  Pearlman Reamer    Stout  Ahern   Allen   Anagnost   Austin   Bell  Brandon
------------------------------------------------------------------------------------------------------------------------------------
 Large-Cap Value    --    T-1992    --    T-1992 T-2003  T-2003  T-1993   T-1998    --     --        --     Treas.-2002 --    --
                                                                                                             AT-1993
------------------------------------------------------------------------------------------------------------------------------------
 Senior Debt        --    T-1992    --    T-1994 T-2003  T-2003  T-1994   T-1998    --     --        --        --       --    --

------------------------------------------------------------------------------------------------------------------------------------
 Small-Cap          --   T/P-2001   --    T-2001 T-2003  T-2003  T-2001   T-2001    --     --    Treas.-2002   --    VP-2004  --
                                                                                                   AT-2001
------------------------------------------------------------------------------------------------------------------------------------
 Small-Cap Growth   --    T-2000    --    T-2000 T-2003  T-2003  T-2000   T-2000    --     --        --     Treas.-2002 --    --
                                                                                                             AT-2000
------------------------------------------------------------------------------------------------------------------------------------
 South Asia        T/P-   T/VP-   T-1994  T-1994 T-2003  T-2003  T-1996   T-2003    --     --        --     Treas.-2002 --    --
                   1994   1994                                                                               AT-1994
------------------------------------------------------------------------------------------------------------------------------------
 Special Equities   --    T-1992    --    T-1993 T-2003  T-2003  T-1993   T-1998    --     --    Treas.-2002   --      --     --
                                                                                                   AT-1998
------------------------------------------------------------------------------------------------------------------------------------
 Strategic Income   --    T-1992    --    T-1993 T-2003  T-2003  T-1993   T-1998    --     --        --        --      --     --

------------------------------------------------------------------------------------------------------------------------------------
 Tax-Managed        --    T-1997    --    T-1995 T-2003  T-2003  T-1995   T-2003    --     --        --        --      --     --
 Growth
------------------------------------------------------------------------------------------------------------------------------------
 Tax-Managed        --    T-1998    --    T-1998 T-2003  T-2003  T-1998   T-1998    --   VP-2004 Treas.-2002   --      --     --
 International                                                                                    AT-19998
 Equity
------------------------------------------------------------------------------------------------------------------------------------
 Tax-Managed Mid    --   T/P-2001   --    T-2001 T-2003  T-2003  T-2001   T-2001    --     --        --        --      --     --
 Cap Core
------------------------------------------------------------------------------------------------------------------------------------
 Tax-Managed        --    T-2000    --    T-2000 T-2003  T-2003  T-2000   T-2000    --     --    Treas.-2002   --      --     --
 Multi-Cap                                                                                          AT-2000
 Opportunity
------------------------------------------------------------------------------------------------------------------------------------
 Tax-Managed        --    T-1998    --    T-1998 T-2003  T-2003  T-1998   T-1998    --     --        --        --      --     --
 Small-Cap Growth
------------------------------------------------------------------------------------------------------------------------------------
 Tax-Managed        --   T/P-2001   --    T-2001 T-2003  T-2003  T-2001   T-2001    --     --        --        --      --     --
 Small- Cap Value
------------------------------------------------------------------------------------------------------------------------------------
 Tax-Managed        --    T-2001    --    T-2001 T-2003  T-2003  T-2001   T-2001    --     --        --        --      --     --
 Value
------------------------------------------------------------------------------------------------------------------------------------
 Utilities          --    T-1992    --    T-1992 T-2003  T-2003  T-1993   T-1998    --     --        --     Treas.-2002--     --
                                                                                                             AT-1993
------------------------------------------------------------------------------------------------------------------------------------
 Worldwide Health   --    T-1996    --    T-1996 T-2003  T-2003  T-1996   T-1998    --     --        --        --      --     --
 Sciences
------------------------------------------------------------------------------------------------------------------------------------

Portfolios(3)       Campbell   Chan   Clemson  Coleman   Coll    Dynner
--------------------------------------------------------------------------
 Large-Cap Value       --       --       --      --       --      1997

--------------------------------------------------------------------------
 Senior Debt        Treas.-2002 --       --      --       --      1997
                     AT-1992
--------------------------------------------------------------------------
 Small-Cap             --       --       --      --       --      2001

--------------------------------------------------------------------------
 Small-Cap Growth      --       --       --      --       --      2000

--------------------------------------------------------------------------
 South Asia            --       --       --      --       --      1997

--------------------------------------------------------------------------
 Special Equities      --       --       --      --       --      1997

--------------------------------------------------------------------------
 Strategic Income   Treas.-2002 --       --      --       --      1997
                     AT-1998
--------------------------------------------------------------------------
 Tax-Managed           --       --       --      --       --      1997
 Growth
--------------------------------------------------------------------------
 Tax-Managed           --       --       --      --       --      1998
 International
 Equity
--------------------------------------------------------------------------
 Tax-Managed Mid       --       --       --      --       --      2001
 Cap Core
--------------------------------------------------------------------------
 Tax-Managed           --       --       --      --     VP-2000   2000
 Multi-Cap
 Opportunity
--------------------------------------------------------------------------
 Tax-Managed           --       --       --      --       --      1998
 Small-Cap Growth
--------------------------------------------------------------------------
 Tax-Managed           --       --       --      --       --      2001
 Small- Cap Value
--------------------------------------------------------------------------
 Tax-Managed        Treas.-2002 --       --      --       --      2001
 Value                AT-2001
--------------------------------------------------------------------------
 Utilities             --       --       --      --       --      1997

--------------------------------------------------------------------------
 Worldwide Health   Treas.-2002 --       --      --       --      1997
 Sciences            AT-1996
--------------------------------------------------------------------------

         Positions Held and Year of Original Election as Trustee/Officer
                                   Officers(2)

Trusts(3)         Faust   Fetter   Green  Hackney Herefor Huggins  Hunt    Irvin  Isaly  Johnston  Kenyon    Kerr   Laflamme Luster
------------------------------------------------------------------------------------------------------------------------------------
 Growth           P-2002    --      --      --     --      --      --       --      --     --        --        --       --      --
                 VP-1999
------------------------------------------------------------------------------------------------------------------------------------
 Investment         --    P-1990    --      --     --      --      --       --      --     --        --        --       --      --
------------------------------------------------------------------------------------------------------------------------------------
 Municipals         --    P-1993    --      --     --      --      --       --      --     --        --        --       --      --
------------------------------------------------------------------------------------------------------------------------------------
 Municipals II      --    P-1993    --      --     --      --      --       --      --     --        --        --       --      --
------------------------------------------------------------------------------------------------------------------------------------
 Mutual Funds     P-2002 VP-1997    --      --     --      --      --       --      --     --        --        --       --      --
------------------------------------------------------------------------------------------------------------------------------------
 Series          VP-1998    --   Treas.-2002--     --      --      --       --      --     --        --        --       --      --
                                  AT-1998
------------------------------------------------------------------------------------------------------------------------------------
 Series II          --      --      --      --     --   VP-2000    --       --      --     --        --        --       --      --
------------------------------------------------------------------------------------------------------------------------------------
 Special          P-2002    --      --      --     --      --      --       --      --     --        --        --       VP-     VP-
Investment                                                                                                             2001    2002
------------------------------------------------------------------------------------------------------------------------------------
 Variable           --      --      --      --     --   VP-2000    --       --    VP-2000  --        --        --       --      --
------------------------------------------------------------------------------------------------------------------------------------

 Interval Funds(3)
------------------------------------------------------------------------------------------------------------------------------------
 Advisers Senior    --      --      --      --     --      --      --       --      --     --        --        --       --      --
 Floating-Rate
 Fund
------------------------------------------------------------------------------------------------------------------------------------
 Classic Senior     --      --      --      --     --      --      --       --      --     --        --        --       --      --
 Floating-Rate
 Fund
------------------------------------------------------------------------------------------------------------------------------------
 Institutional      --      --      --      --     --      --      --       --      --     --        --        --       --      --
 Senior
 Floating-Rate
 Fund
------------------------------------------------------------------------------------------------------------------------------------
 Prime Rate         --      --      --      --     --      --      --       --      --     --        --        --       --      --
 Reserves
------------------------------------------------------------------------------------------------------------------------------------

Trusts(3)             Mach   MacIntosh Marshall  Mehta  Metzold   O'Connor
----------------------------------------------------------------------------
 Growth                --       --       --      --       --    Treas.-1989

----------------------------------------------------------------------------
 Investment            --     VP-1993    --      --    VP-2004  Treas.-1988
----------------------------------------------------------------------------
 Municipals            --     VP-1993    --      --    VP-2004  Treas.-1989
----------------------------------------------------------------------------
 Municipals II         --     VP-1993    --      --    VP-2004  Treas.-1993
----------------------------------------------------------------------------
 Mutual Funds        VP-1999  VP-1998    --      --       --    Treas.-1989
----------------------------------------------------------------------------
 Series                --       --       --      --       --       --

----------------------------------------------------------------------------
 Series II             --       --       --      --       --    Treas.-2005
----------------------------------------------------------------------------
 Special               --       --       --      --       --    Treas.-1989
Investment
----------------------------------------------------------------------------
 Variable              --       --       --      --       --    Treas.-2000
----------------------------------------------------------------------------

 Interval Funds(3)
----------------------------------------------------------------------------
 Advisers Senior       --       --       --      --       --       --
 Floating-Rate
 Fund
----------------------------------------------------------------------------
 Classic Senior        --       --       --      --       --       --
 Floating-Rate
 Fund
----------------------------------------------------------------------------
 Institutional         --       --       --      --       --       --
 Senior
 Floating-Rate
 Fund
----------------------------------------------------------------------------
 Prime Rate            --       --       --      --       --       --
 Reserves
----------------------------------------------------------------------------

         Positions Held and Year of Original Election as Trustee/Officer
                                   Officers(2)

Portfolios(3)     Faust   Fetter   Green  Hackney Hereford  Huggins Hunt   Irvin   Isaly  Johnston   Kenyon    Kerr   Laflamme
-------------------------------------------------------------------------------------------------------------------------------
 Asian Small        --      --      --       --      --       --    --       --       --     --        --      VP-1996    --
 Companies
-------------------------------------------------------------------------------------------------------------------------------
 Boston Income      --      --      --       --      --     VP-2001 --       --       --     --        --        --       --
-------------------------------------------------------------------------------------------------------------------------------
 Capital Growth     --      --      --       --      --       --    --       --       --     --        --        --       --
-------------------------------------------------------------------------------------------------------------------------------
 Cash Management    --      --      --       --      --       --    --       --       --     --      P-2002      --       --
                                                                                                    VP-2001
-------------------------------------------------------------------------------------------------------------------------------
 Emerging Markets   --      --      --       --      --       --    --       --       --     --        --      VP-1994    --
-------------------------------------------------------------------------------------------------------------------------------
 Floating Rate      --      --      --       --      --       --    --       --       --     --        --        --       --
-------------------------------------------------------------------------------------------------------------------------------
 Global Growth      --      --      --       --      --       --    --       --       --     --        --        --       --
-------------------------------------------------------------------------------------------------------------------------------
 Government         --      --      --       --      --       --    --       --       --     --        --        --       --
 Obligations
-------------------------------------------------------------------------------------------------------------------------------
 Greater China       --      --      --       --      --      --    --       --       --     --        --      VP-1992    --
 Growth
-------------------------------------------------------------------------------------------------------------------------------
 Growth             --      --      --       --      --       --    --       --       --     --        --        --       --
-------------------------------------------------------------------------------------------------------------------------------
 High Income        --      --      --       --      --     VP-2000 --       --       --     --        --        --       --
-------------------------------------------------------------------------------------------------------------------------------
 Investment         --      --      --       --      --       --    --       --       --   VP-2003     --        --       --
-------------------------------------------------------------------------------------------------------------------------------
 Investment         --      --      --       --      --       --    --       --       --     --      P-2002      --       --
 Grade Income                                                                                      VP-2001
-------------------------------------------------------------------------------------------------------------------------------
 Large-Cap Core     --      --   Treas.-2002 --      --       --    --       --       --     --        --        --       --
-------------------------------------------------------------------------------------------------------------------------------
 Large-Cap Growth VP-2001   --      --     VP-2001   --       --    --     VP-2001    --     --        --        --       --
-------------------------------------------------------------------------------------------------------------------------------
 Large-Cap Value    --      --      --       --      --       --    --       --       --     --        --        --       --
-------------------------------------------------------------------------------------------------------------------------------
 Senior Debt        --      --      --       --      --       --    --       --       --     --        --        --       --
-------------------------------------------------------------------------------------------------------------------------------
 Small-Cap       VP-2001    --      --     VP-2001 VP-2004    --    --       --       --     --        --        --       --
-------------------------------------------------------------------------------------------------------------------------------
 Small-Cap Growth   --      --      --       --      --       --    --       --       --     --        --        --       --
-------------------------------------------------------------------------------------------------------------------------------
 South Asia         --      --      --       --      --       --    --       --       --     --        --      VP-1994    --
-------------------------------------------------------------------------------------------------------------------------------
 Special Equities   --      --      --       --      --       --    --       --       --     --        --        --       --
-------------------------------------------------------------------------------------------------------------------------------
 Strategic Income   --      --      --       --      --       --    --       --       --     --        --        --       --
-------------------------------------------------------------------------------------------------------------------------------
 Tax-Managed     VP-2002    --   Treas.-2002 --      --       --    --       --       --     --        --        --       --
 Growth                            AT-1998
-------------------------------------------------------------------------------------------------------------------------------
 Tax-Managed        --      --      --       --      --       --  VP-2004    --       --     --        --        --       --
 International
 Equity
-------------------------------------------------------------------------------------------------------------------------------
 Tax-Managed     VP-2001    --   Treas.-200VP-2001   --       --    --       --       --     --        --        --       --
 Mid-Cap Core                     AT-2001
-------------------------------------------------------------------------------------------------------------------------------
 Tax-Managed        --      --      --       --      --       --    --       --       --     --        --        --       --
 Multi-Cap
 Opportunity
-------------------------------------------------------------------------------------------------------------------------------
 Tax-Managed        --      --   Treas.-2002 --      --       --    --       --       --     --        --        --       --
 Small-Cap                         AT-1998
 Growth
-------------------------------------------------------------------------------------------------------------------------------
 Tax-Managed     VP-2001    --   Treas.-2002 --      --       --    --       --       --     --        --        --       --
 Small-Cap                         AT-2001
 Value
-------------------------------------------------------------------------------------------------------------------------------
 Tax-Managed        --      --      --       --      --       --    --       --       --     --        --        --       --
 Value
-------------------------------------------------------------------------------------------------------------------------------
 Utilities          --      --      --       --      --       --    --       --       --     --        --        --       --
-------------------------------------------------------------------------------------------------------------------------------
 Worldwide Health   --      --      --       --      --       --    --       --     P-2002   --        --        --       --
 Sciences                                                                          VP-1996
-------------------------------------------------------------------------------------------------------------------------------

Portfolios(3)        Luster  Mach   MacIntosh Marshall  Mehta  Metzold O'Connor
-------------------------------------------------------------------------------
 Asian Small           --     --       --       --      --       --       --
 Companies
-------------------------------------------------------------------------------
 Boston Income         --     --       --       --      --       --       --
-------------------------------------------------------------------------------
 Capital Growth        --     --       --       --      --       --       --
-------------------------------------------------------------------------------
 Cash Management     VP-2002  --       --       --      --       --       --
-------------------------------------------------------------------------------
 Emerging Markets      --     --       --       --      --       --       --
-------------------------------------------------------------------------------
 Floating Rate         --     --       --       --      --       --       --
-------------------------------------------------------------------------------
 Global Growth         --     --       --       --      --       --       --
-------------------------------------------------------------------------------
 Government            --     --       --       --      --       --       --
 Obligations
-------------------------------------------------------------------------------
 Greater China         --     --       --       --      --       --       --
 Growth
-------------------------------------------------------------------------------
 Growth                --     --       --       --      --       --       --
-------------------------------------------------------------------------------
 High Income           --     --       --       --      --       --       --
-------------------------------------------------------------------------------
 Investment            --     --       --       --      --       --       --
-------------------------------------------------------------------------------
 Investment          VP-2002  --       --       --      --       --       --
 Grade Income
-------------------------------------------------------------------------------
 Large-Cap Core        --     --       --       --      --       --       --
-------------------------------------------------------------------------------
 Large-Cap Growth      --     --       --    VP-2003    --       --       --
-------------------------------------------------------------------------------
 Large-Cap Value       --   VP-1999    --       --      --       --       --
-------------------------------------------------------------------------------
 Senior Debt           --     --       --       --      --       --       --
-------------------------------------------------------------------------------
 Small-Cap             --     --       --       --      --       --       ---
-------------------------------------------------------------------------------
 Small-Cap Growth      --     --       --       --      --       --       --
-------------------------------------------------------------------------------
 South Asia            --     --       --       --    VP-2005    --       --
-------------------------------------------------------------------------------
 Special Equities      --     --       --       --      --       --       --
-------------------------------------------------------------------------------
 Strategic Income      --     --       --       --      --       --       --
-------------------------------------------------------------------------------
 Tax-Managed  Growth   --     --       --       --      --       --       --
-------------------------------------------------------------------------------
 Tax-Managed           --     --       --       --      --       --       --
 International
 Equity
-------------------------------------------------------------------------------
 Tax-Managed           --     --       --    VP-2001    --       --       --
 Mid-Cap Core
-------------------------------------------------------------------------------
 Tax-Managed           --     --       --       --      --       --       --
 Multi-Cap
 Opportunity
-------------------------------------------------------------------------------
 Tax-Managed           --     --       --       --      --       --       --
 Small-Cap Growth
-------------------------------------------------------------------------------
 Tax-Managed           --     --       --       --      --       --       --
 Small-Cap Value
-------------------------------------------------------------------------------
 Tax-Managed Value     --   VP-2001    --       --      --       --       --
-------------------------------------------------------------------------------
 Utilities             --     ---      --       --      --       --       --
-------------------------------------------------------------------------------
 Worldwide Health      --     --       --       --      --       --       --
 Sciences
-------------------------------------------------------------------------------

         Positions Held and Year of Original Election as Trustee/Officer
                                   Officers(2)

Trusts(3)      O'Neil(4) Page  Piantedosi  Pierides Quisenberry  Reed    Rees-Mogg  Richardson  Row  Saryan  Schiff    Shimura
--------------------------------------------------------------------------------------------------------------------------------
 Growth            2004    --       --         --        --       --         --        --      --       --      --        --
--------------------------------------------------------------------------------------------------------------------------------
 Investment        2004    --       --         --        --       --         --        --      --       --      --        --
--------------------------------------------------------------------------------------------------------------------------------
 Municipals        2004    --       --         --        --       --         --        --      --       --      --        --
--------------------------------------------------------------------------------------------------------------------------------
 Municipals II     2004    --       --         --        --       --         --        --      --       --      --        --
--------------------------------------------------------------------------------------------------------------------------------
 Mutual Funds      2004    --       --         --        --       --         --      VP-2001 VP-2001  VP-2003 VP-2002     --
--------------------------------------------------------------------------------------------------------------------------------
 Series            2004    --       --         --        --       --         --      P-2002    --       --      --        --
--------------------------------------------------------------------------------------------------------------------------------
 Series II         2004    --       --         --     VP-2003     --         --        --      --       --      --        --
--------------------------------------------------------------------------------------------------------------------------------
 Special           2004    --       --       VP-2004     --       --         --        --      --       --      --        --
 Investment
--------------------------------------------------------------------------------------------------------------------------------
 Variable          2004  VP-2000    --         --        --       --      VP-2000    VP-2000   --       --      --        --
--------------------------------------------------------------------------------------------------------------------------------

 Interval Funds(3)
--------------------------------------------------------------------------------------------------------------------------------
 Advisers Senior         P-2002     --         --        --       --        --         --      --      --       --        --
 Floating-Rate     2004  VP-1998
 Fund
--------------------------------------------------------------------------------------------------------------------------------
 Classic Senior          P-2002     --         --        --       --        --         --      --      --       --        --
 Floating-Rate     2004  VP-1998
 Fund
--------------------------------------------------------------------------------------------------------------------------------
 Institutional           P-2002     --         --        --       --        --         --      --      --       --        --
 Senior             2004  VP-1999
 Floating-Rate
 Fund
--------------------------------------------------------------------------------------------------------------------------------
 Prime Rate        2004  P-2002     --         --        --       --        --         --      --      --       --       --
 Reserves                 VP-1998
--------------------------------------------------------------------------------------------------------------------------------

Trusts(3)         Sitabhkan  Swaffield  Venezia  Weilheimer  Womack     Yu
------------------------------------------------------------------------------
 Growth                --       --         --         --     VP-2001    --
------------------------------------------------------------------------------
 Investment            --       --         --         --       --       --
------------------------------------------------------------------------------
 Municipals            --       --         --         --       --       --
------------------------------------------------------------------------------
 Municipals II         --       --         --         --       --       --
-----------------------------------------------------------------------------
 Mutual Funds          --       --         --         --       --       --
-----------------------------------------------------------------------------
 Series                --       --         --         --       --       --
-----------------------------------------------------------------------------
 Series II             --       --         --       P-2002     --       --
                                                    VP-1996
-----------------------------------------------------------------------------
 Special               --       --         --         --       --       --
 Investment
-----------------------------------------------------------------------------
 Variable              --     VP-2000      --         --       --       --
-----------------------------------------------------------------------------

 Interval Funds(3)
-----------------------------------------------------------------------------
 Advisers Senior       --     VP-1998      --         --       --      --
 Floating-Rate
 Fund
-----------------------------------------------------------------------------
 Classic Senior        --     VP-1998      --         --       --      --
 Floating-Rate
 Fund
-----------------------------------------------------------------------------
 Institutional         --     VP-1999      --         --       --      --
 Senior
 Floating-Rate
 Fund
-----------------------------------------------------------------------------
 Prime Rate            --     VP-1998      --         --       --      --
 Reserves
-----------------------------------------------------------------------------

Portfolio(3)   O'Neil(4) Page  Piantedosi  Pierides Quisenberry  Reed   Rees-Mogg  Richardson  Row   Saryan    Schiff    Shimura
--------------------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------------------
 Asian Small       2004    --      --        --         --       --       --          --       --       --       --       --
 Companies
--------------------------------------------------------------------------------------------------------------------------------
 Boston Income     2004    --      --        --         --       --       --          --       --       --       --       --
--------------------------------------------------------------------------------------------------------------------------------
 Capital Growth    2004    --      --        --         --       --       --        P-2002     --       --       --       --
--------------------------------------------------------------------------------------------------------------------------------
 Cash Management   2004    --      --        --         --       --       --          --       --       --       --       --
--------------------------------------------------------------------------------------------------------------------------------
 Emerging Markets  2004    --      --        --         --       --       --          --       --       --       --       --
--------------------------------------------------------------------------------------------------------------------------------
 Floating Rate     2004  VP-2000   --        --         --       --       --          --       --       --       --       --
--------------------------------------------------------------------------------------------------------------------------------
 Global Growth     2004    --      --        --         --       --       --        P-2002     --       --       --       --
--------------------------------------------------------------------------------------------------------------------------------
 Government        2004    --      --        --         --       --       --          --       --       --     VP-1993    --
 Obligations
--------------------------------------------------------------------------------------------------------------------------------
 Greater China     2004    --      --        --         --       --       --          --       --       --       --       --
 Growth
--------------------------------------------------------------------------------------------------------------------------------
 Growth            2004    --      --        --         --       --       --        P-2002     --       --       --       --
--------------------------------------------------------------------------------------------------------------------------------
 High Income       2004    --      --        --         --       --       --          --       --       --       --       --
--------------------------------------------------------------------------------------------------------------------------------
 Investment        2004    --      --        --         --       --       --          --       --       --     VP-2002    --
--------------------------------------------------------------------------------------------------------------------------------
 Investment        2004    --      --        --         --       --       --          --       --       --       --       --
 Grade Income
--------------------------------------------------------------------------------------------------------------------------------
 Large-Cap Core    2004    --   VP-2002     --          --       --       --        P-2002     --       --       --       --
--------------------------------------------------------------------------------------------------------------------------------
 Large-Cap Growth  2004    --      --        --         --       --       --         --        --       --       --       --
--------------------------------------------------------------------------------------------------------------------------------
 Large-Cap Value   2004    --      --        --         --       --       --        P-2002     --       --       --       --
--------------------------------------------------------------------------------------------------------------------------------
 Senior Debt       2004  P-2002    --        --         --       --       --         --        --       --       --       --
                         VP-1996
--------------------------------------------------------------------------------------------------------------------------------
 Small-Cap         2004    --      --        --         --     VP-2001    --         --        --       --       --       --
--------------------------------------------------------------------------------------------------------------------------------
 Small-Cap Growth  2004    --      --        --         --       --       --       P-2002      --       --       --    VP-2003
--------------------------------------------------------------------------------------------------------------------------------
 South Asia        2004    --      --        --         --       --       --         --        --       --       --       --
--------------------------------------------------------------------------------------------------------------------------------
 Special Equities  2004    --      --        --         --       --       --       P-2002      --       --       --    VP-2003
--------------------------------------------------------------------------------------------------------------------------------
 Strategic Income  2004    --      --        --         --       --       --         --        --       --     VP-2002    --
--------------------------------------------------------------------------------------------------------------------------------
 Tax-Managed       2004    --      --        --         --       --       --       P-2002      --       --       --       --
 Growth                                                                            VP-1995
--------------------------------------------------------------------------------------------------------------------------------
 Tax-Managed       2004    --      --        --         --       --       --       P-2002      --       --       --       --
 International
 Equity
--------------------------------------------------------------------------------------------------------------------------------
 Tax-Managed Mid   2004    --      --        --         --     VP-2001    --         --        --       --       --       --
 Cap Core
--------------------------------------------------------------------------------------------------------------------------------
 Tax-Managed       2004    --      --        --         --       --       --       P-2002      --       --       --       --
 Multi-Cap
 Opportunity
--------------------------------------------------------------------------------------------------------------------------------
 Tax-Managed       2004    --      --        --         --       --       --       P-2002      --       --       --    VP-2003
 Small-Cap
 Growth
--------------------------------------------------------------------------------------------------------------------------------
 Tax-Managed       2004    --      --      VP-2001      --       --       --         --        --       --       --       --
 Small-Cap
 Value
--------------------------------------------------------------------------------------------------------------------------------
 Tax-Managed       2004    --      --        --         --       --       --       P-2002      --       --       --       --
 Value
--------------------------------------------------------------------------------------------------------------------------------
 Utilities         2004    --      --        --         --       --       --       P-2002      --     VP-1999    --       --
--------------------------------------------------------------------------------------------------------------------------------
 Worldwide Health  2004    --      --        --         --       --       --       VP-2002     --       --       --       --
 Sciences
--------------------------------------------------------------------------------------------------------------------------------

Portfolio(3)       Sitabhkan  Swaffield  Venezia  Weilheimer  Womack     Yu
------------------------------------------------------------------------------
 Asian Small          --       --          --       --         --     VP-2004
 Companies
------------------------------------------------------------------------------
 Boston Income        --       --          --     P-2002       --       --
                                                  VP-2001
------------------------------------------------------------------------------
 Capital Growth       --       --          --       --         --       --
------------------------------------------------------------------------------
 Cash Management      --       --          --       --         --       --
------------------------------------------------------------------------------
 Emerging Markets     --       --          --      ---         --       --
------------------------------------------------------------------------------
 Floating Rate        --     P-2002        --       --         --       --
                             VP-2000
------------------------------------------------------------------------------
 Global Growth        --       --          --       --         --       --
------------------------------------------------------------------------------
 Government           --       --        P-2002     --         --       --
 Obligations                             VP-1993
------------------------------------------------------------------------------
 Greater China        --       --          --       --         --       --
 Growth
------------------------------------------------------------------------------
 Growth               --       --          --       --         --       --
------------------------------------------------------------------------------
 High Income          --       --          --     P-2002       --       --
                                                  VP-1995
------------------------------------------------------------------------------
 Investment           --       --        P-2002     --         --       --
------------------------------------------------------------------------------
 Investment           --       --          --       --         --       --
 Grade Income
------------------------------------------------------------------------------
 Large-Cap Core       --       --          --       --         --       --
------------------------------------------------------------------------------
 Large-Cap Growth     --       --          --       --         --       --
------------------------------------------------------------------------------
 Large-Cap Value      --       --          --       --         --       --
------------------------------------------------------------------------------
 Senior Debt          --     VP-1996       --       --         --       --
------------------------------------------------------------------------------
 Small-Cap            --       --          --       --         --       --
------------------------------------------------------------------------------
 Small-Cap Growth     --       --          --       --         --       --
------------------------------------------------------------------------------
 South Asia         VP-1999    --          --       --         --       --
------------------------------------------------------------------------------
 Special Equities     --       --          --       --         --       --
------------------------------------------------------------------------------
 Strategic Income     --       --        P-2002     --         --       --
                                         VP-1992
------------------------------------------------------------------------------
 Tax-Managed          --       --          --       --         --       --
 Growth
------------------------------------------------------------------------------
 Tax-Managed          --       --          --       --         --       --
 International
 Equity
------------------------------------------------------------------------------
 Tax-Managed Mid      --       --          --       --         --       --
 Cap Core
------------------------------------------------------------------------------
 Tax-Managed          --       --          --       --         --       --
 Multi-Cap
 Opportunity
------------------------------------------------------------------------------
 Tax-Managed          --       --          --       --         --       --
 Small-Cap Growth
------------------------------------------------------------------------------
 Tax-Managed          --       --          --       --         --       --
 Small-Cap Value
------------------------------------------------------------------------------
 Tax-Managed          --       --          --       --         --       --
 Value
------------------------------------------------------------------------------
 Utilities            --       --          --       --         --       --
------------------------------------------------------------------------------
 Worldwide Health     --       --          --       --         --       --
 Sciences
------------------------------------------------------------------------------

(1)  Alan Dynner is secretary of all the Trusts and Portfolios listed.
(2) The full names of the Trustees are listed under Proposal 1 in the proxy statement and for the Officers are listed in Exhibit E.
(3) The unabbreviated names of the Trusts and Portfolios are listed in the notice to this proxy statement.
(4) Paul O'Neil is Chief Compliance Officer of all the Trusts and Portfolios listed.

                                                                       EXHIBIT 1

                           EATON VANCE GROUP OF FUNDS

                          GOVERNANCE COMMITTEE CHARTER

Composition of the Governance Committee. The Governance Committee of each registered investment company sponsored by Eaton Vance Management (each a "Fund") shall be comprised of at least three Trustees of the Board. All members of the Governance Committee shall be Trustees who are not "interested persons" (as defined under the Investment Company Act of 1940, as amended) of any Fund or of the investment adviser or sub-adviser of any Fund (each, an "Independent Trustee" and collectively, the "Independent Trustees"). The members of the Governance Committee shall consist of the Chairperson of the Board of Trustees and such other Independent Trustees as may be appointed by the Board, which shall also determine the number and term of such members. A Chairperson of the Governance Committee shall be appointed by the Board of Trustees on the recommendation of the Governance Committee.

Purpose of the Governance Committee. The purpose of the Governance Committee is to consider, evaluate and make recommendations to the Board of Trustees with respect to the structure, membership and operation of the Board of Trustees and the Committees thereof, including the nomination and selection of Independent Trustees and a Chairperson of the Board of Trustees, and the compensation of such persons.

Meetings of the Governance Committee. Meetings of the Governance Committee shall be held at such times (but not less frequently than annually), at such places and for such purposes (consistent with the purposes set forth in this charter) as determined from time to time by the Board of Trustees, the Chairperson of the Board of Trustees, the Committee or the Chairperson of the Committee. A majority of the members of the Governance Committee shall constitute a quorum for purposes of transacting business at any meeting, and the decision of a majority of the members present and voting shall determine any matter submitted to a vote. The Governance Committee may adopt such procedures or rules as it deems appropriate to govern its conduct under this charter.

Duties and Powers of the Governance Committee. To carry out its purpose, the Governance Committee shall have the following duties and powers with respect to each Fund:

     To consider and adopt procedures for identifying and evaluating candidates for the position of Independent Trustee, including the procedures to be followed by shareholders of the Fund that wish to recommend such candidates for consideration by the Governance Committee. Such procedures are set forth on Appendix A hereto.

     To recommend to the Board of Trustees individuals to be appointed or nominated for election as Independent Trustees.

                                     EX-1-1

     To recommend to the Board of Trustees from time to time, and in any event at least every four years, an Independent Trustee to be appointed as Chairperson of the Board of Trustees, with such duties and powers as are set forth on Appendix B hereto.

     To  evaluate  the  Board  of  Trustees'   performance  of  its  duties  and
     responsibilities at least annually, which evaluation shall include consideration of the number of funds on whose boards each Trustee serves, and to make recommendations to the Board of Trustees for any appropriate action designed to enhance such performance.

     To review periodically the compensation of the Trustees and the Chairperson of the Board of Trustees and to make recommendations to the Board of Trustees for any appropriate changes to such compensation.

     To review at least annually and make recommendations to the Board of Trustees with respect to the identity, responsibilities, composition and effectiveness of the various Committees of the Board of Trustees.

     To review periodically the Board's membership, structure and operation, and make recommendations to the Board of Trustees with respect to these matters, including the identity of any Trustee to be selected to serve as a Chairperson of a Committee of the Board.

     To review periodically, and make recommendations with respect to, the allocation of responsibilities among the various committees established from time to time by the Board of Trustees.

     To review the adequacy of this charter and evaluate the Governance Committee's performance of its duties and responsibilities hereunder, and make recommendations for any appropriate changes or other action to the Board of Trustees.

     To report its activities to the Board of Trustees on a regular basis and make such recommendations with respect to the above and other matters as the Governance Committee may deem necessary or appropriate.

Resources and Authority of the Governance Committee. The Governance Committee shall have the resources and authority appropriate to discharge its responsibilities, including the authority to engage special counsel, other experts and consultants, at the expense of the Funds. The Governance Committee may determine the appropriate levels of funding for payment of compensation to such counsel, experts and consultants, and the ordinary administrative expenses of the Governance Committee necessary or appropriate in carrying out its duties under this charter. The Governance Committee may also make recommendations with respect to making available educational resources to the Independent Trustees. In fulfilling its duties under this charter, the Governance Committee shall have direct access to such officers and employees of the Funds, Eaton Vance Management and any of its affiliated companies and the Funds' other services providers as it deems necessary or desirable.

                                     EX-1-2

                                   APPENDIX A

                                EATON VANCE FUNDS

                PROCEDURES WITH RESPECT TO NOMINEES TO THE BOARD

I. Identification of Candidates. When a vacancy on the Board of a Fund exists or is anticipated, and such vacancy is to be filled by an Independent Trustee, the Governance Committee shall identify candidates by obtaining referrals from such sources as it may deem appropriate, which may include current Trustees, management of the Funds, counsel and other advisors to the Trustees, and shareholders of a Fund who submit recommendations in accordance with these procedures. In no event shall the Governance
     Committee consider as a candidate to fill any such vacancy an individual recommended by management of the Funds, unless the Governance Committee has invited management to make such a recommendation.

     Shareholder Candidates. The Governance Committee shall, when identifying candidates for the position of Independent Trustee, consider any such candidate recommended by a shareholder of a Fund if such recommendation contains (i) sufficient background information concerning the candidate, including evidence the candidate is willing to serve as an Independent Trustee if selected for the position; and (ii) is received in a sufficiently timely manner (and in any event no later than the date specified for receipt of shareholder proposals in any applicable proxy statement with respect to a Fund). Shareholders shall be directed to address any such recommendations in writing to the attention of the Governance Committee, c/o the Secretary of the Fund. The Secretary shall retain copies of any shareholder recommendations which meet the foregoing requirements for a period of not more than 12 months following receipt. The Secretary shall have no obligation to acknowledge receipt of any shareholder recommendations.

II. Evaluation of Candidates. In evaluating a candidate for a position on the Board of a Fund, including any candidate recommended by shareholders of the Fund, the Governance Committee shall consider the following: (i) the candidate's knowledge in matters relating to the mutual fund industry; (ii) any experience possessed by the candidate as a director or senior officer of public companies; (iii) the candidate's educational background, (iv) the candidate's reputation for high ethical standards and professional integrity; (v) any specific financial, technical or other expertise possessed by the candidate, and the extent to which such expertise would complement the Board's existing mix of skills, core competencies and qualifications; (vi) the candidate's perceived ability to contribute to the ongoing functions of the Board, including the candidate's ability and commitment to attend meetings regularly and work collaboratively with other members of the Board; (vii) the candidate's ability to qualify as an Independent Trustee for purposes of the 1940 Act and any other actual or potential conflicts of interest involving the candidate and the Fund; and
     (viii) such other factors as the Governance Committee determines to be relevant in light of the existing composition of the Board and any anticipated vacancies. Prior to making a final recommendation to the Board, the Governance Committee shall conduct personal interviews with those candidates it concludes are the most qualified candidates.

                                     EX-1-3

                                   APPENDIX B

                                EATON VANCE FUNDS

                       OFFICE OF CHAIRPERSON OF THE BOARD

I. Independent Chairperson of the Board. The Governance Committee is empowered to recommend an Independent Trustee for appointment by the full Board of Trustees as the Chairperson of the Board. The power and authority vested in the Chairperson and his or her status as an Independent Trustee are intended to enhance the ability of the Trustees to promote the interests of the shareholders of the Funds. The Chairperson's role is non-executive in nature, and the Chairperson shall not be directly responsible for the day-to-day operation or administration of the Funds, nor for decisions with respect to matters that would otherwise be within the purview of the Board as a whole or the Independent Trustees as a group.

     Duties and Powers of the Chairperson. The Chairperson of the Board shall have the following duties and powers with respect to each Fund:

          To preside at meetings of the Board of Trustees; and to exercise primary responsibility with respect to the agenda of such meetings, the topics discussed, the amount of time spent on each topic and the order in which topics are addressed.

          To serve as a member of the Governance, Special and Audit Committees of the Board of Trustees and to serve as the Chairperson of the Special Committee of the Board.

          To call meetings of the Board of Trustees and of any Committee thereof on such occasions and under such circumstances as the Chairperson may deemed necessary or desirable.

          To serve as a principal liaison with management and counsel to the Funds with respect to matters involving the Board of Trustees.

          To have the power and authority (but not the duty) to preside from time to time at meetings of the shareholders of the Fund, and to delegate such power and authority to other Trustees or officers of the Fund, in each case on such occasions and under such circumstances as may be deemed necessary or desirable by the Chairperson; provided, however, that in the event that the Chairperson does not preside at a meeting of shareholders or delegate such power and authority to another Trustee or officer of the Fund, the President of the Fund or the President's designee shall preside at such meeting.

          To serve as a point of contact for shareholders and other persons wishing to communicate with the Independent Trustees or the Board of Trustees.

                                     EX-1-4

          To have and exercise such duties and powers as are typically vested in a "lead" independent trustee of a mutual fund.

          To have, exercise and perform such additional duties and powers with respect to the Fund as from to time may be delegated to the Chairperson by the Board of Trustees.

Term of Appointment. Each appointee to the office of Chairperson of the Board shall serve in such capacity for a term of four years or until (i) such appointee's earlier resignation or removal from such office by the Board of Trustees upon the recommendation of the Governance Committee, or (ii) such appointee ceases to be a member of the Board of Trustees.

Resources and Authority of the Chairperson. The Chairperson of the Board shall have the resources and authority appropriate to discharge the responsibilities of the office, including the authority to engage, at the expense of the Funds, such advisors, agents, clerks, employees and counsel as may be deemed necessary or desirable by the Governance Committee or the Chairperson. The Chairperson, in consultation with the Governance Committee, may determine the appropriate levels of funding for payment of compensation to such persons. In fulfilling his or her responsibilities hereunder, the Chairperson shall have direct access to such officers and employees of the Funds, Eaton Vance Management and any of its affiliated companies and the Funds' other service providers as he or she deems necessary or desirable.

II. Ongoing Review by Committee. In establishing the office of the Chairperson of the Board, the Governance Committee has sought to implement, in a timely manner, certain governance practices set forth in final rules of the Securities and Exchange Commission, in respect of which compliance is required on or before January 16, 2006. The Committee will continue to monitor the effectiveness of the office of the Chairperson, and will make, on an ongoing basis, such further changes to the duties, powers and prerogatives of such office as it may determine are appropriate to enhance its effectiveness.




                                     EX-1-5

P.O. Box 9132
HINGHAM, MA  02043-9132

                                    EVERY SHAREHOLDER'S VOTE IS IMPORTANT
                                   *** 3 EASY WAYS TO VOTE YOUR PROXIES ***

          VOTE BY TELEPHONE                  VOTE ON THE INTERNET                    VOTE BY MAIL
1) Read the Proxy Statement and      1) Read the Proxy Statement and        1) Read the Proxy Statement
   have this card at hand               have this card at hand              2) If you want to vote use the
2) Call 1-800-690-6903               2) Go to www.proxyweb.com/proxy           Proxy Card on reverse
3) Enter control number shown at     3) Enter control number shown at       3) Return the card in the
   left and follow the simple           left and follow the simple             postage-paid envelope provided
   instructions                         instructions
4) Keep this card for your records   4) Keep this card for your records

*** Control Number:  999 999 999 999 99 ***

FUND NAME PRINTS HERE

                                                 SPECIAL MEETING OF SHAREHOLDERS
                                                                  April 29, 2005
                                  PROXY SOLICITED ON BEHALF OF BOARD OF TRUSTEES

The undersigned holder of shares of beneficial interest of the above-referenced Fund (the "Fund"), hereby appoints JAMES B. HAWKES, ALAN R. DYNNER and THOMAS E. FAUST JR., and each of them, with full power of substitution and revocation, as proxies to represent the undersigned at the Special Meeting of Shareholders of the Fund to be held at the principal office of the Fund, The Eaton Vance Building, 255 State Street, Boston, Massachusetts 02109, on Friday, April 29, 2005 at 1:30 P.M., Eastern Standard Time, and at any and all adjournments thereof, and to vote all shares of beneficial interest of the Fund which the undersigned would be entitled to vote, with all powers the undersigned would possess if personally present, in accordance with the instructions on this proxy.

                                      Dated: __________________


                             PLEASE VOTE, DATE, SIGN AND PROMPTLY RETURN
                                   IN THE ACCOMPANYING ENVELOPE.
                              NO POSTAGE REQUIRED IF MAILED IN THE U.S.


                    ____________________________________________________________
                    Signature(s):                              (Sign in the Box)

                    Note: Please sign this proxy as your name appears on the books of the Fund. Joint owners should each sign personally. Trustees and other fiduciaries should indicate the capacity in which they sign, and where more than one name appears, a majority must sign. If a corporation, this signature should be that of an authorized officer who should state his or her title.


                                                               EATON VANCE PROXY

Please fill in box(es) as shown using black or blue ink or number 2 pencil. PLEASE DO NOT USE FINE POINT PENS. [X]


WHEN THIS PROXY IS PROPERLY EXECUTED, THE SHARES REPRESENTED HEREBY WILL BE VOTED AS SPECIFIED. IF NO SPECIFICATION IS MADE, THIS PROXY WILL BE VOTED FOR THE PROPOSAL SET FORTH BELOW AND IN THE DISCRETION OF THE PROXIES WITH RESPECT TO ALL OTHER MATTERS WHICH MAY PROPERLY COME BEFORE THE SPECIAL MEETING AND ANY ADJOURNMENTS THEREOF. THE UNDERSIGNED ACKNOWLEDGES RECEIPT OF THE ACCOMPANYING NOTICE OF SPECIAL MEETING AND PROXY STATEMENT.

THE BOARD OF TRUSTEES RECOMMENDS A VOTE FOR THE FOLLOWING:

                                                                                      For all             Withhold
                                                                                   Nominees Listed      authority to
1.  To elect as Trustee the following nominees:                                   (except as noted      vote for all
    For all Trusts and Portfolios:                                                    at left)         nominees listed
    (01) Benjamin C. Esty, (02) James B. Hawkes, (03) Samuel L. Hayes, III,
    (04) William H. Park, (05) Ronald A. Pearlman, (06) Norton H. Reamer,
    (07) Lynn A. Stout, (08) Ralph F. Verni

     __________________________________________________________________________
     INSTRUCTION: To withhold authority to vote for any individual nominee, write that nominee's number on the line above.



Note Address Change:       _______________________________

                           _______________________________

                           _______________________________
                             PLEASE SIGN ON REVERSE SIDE